EX-10.23


                              AMENDED AND RESTATED
                             COLLABORATION AGREEMENT

                                  BY AND AMONG

                            GENETICS INSTITUTE, INC.

                                       AND

                          THE JOHNS HOPKINS UNIVERSITY

                                       AND

                                METAMORPHIX, INC.



                                JANUARY 26, 1999



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                                TABLE OF CONTENTS

1.       DEFINITION
1.1      "ADDITIONAL BMPS"
1.2      "ADDITIONAL COLLABORATIVE FACTORS"
1.3      "ADDITIONAL FACTORS"
1.4      "ADDITIONAL FACTOR JOINT KNOW-HOW"
1.5      "ADDITIONAL FACTOR JOINT PATENT RIGHTS"
1.6      "ADDITIONAL FACTOR JOINT RIGHTS
1.7      "ADDITIONAL FACTOR KNOW-HOW"
1.8      "ADDITIONAL FACTOR PATENT RIGHTS"
1.9      "ADDITIONAL FACTOR RIGHTS"
1.10     "ADDITIONAL GDFS"
1.11     "AFFILIATE"
1.12     "AVAILABLE FACTORS"
1.13     "BAYLOR"
1.14     "BAYLOR AGREEMENT"
1.15     "BONE MORPHOGENETIC PROTEINS" OR "BMPS"
1.16     "COLLABORATIVE FACTORS"
1.17     "COLLABORATIVE RESEARCH"
1.18     "COMMERCIALLY REASONABLE EFFORTS"
1.19     "COLLABORATIVE RESEARCH TERM"
1.20     "CONFIDENTIAL INFORMATION"
1.21     "CONTROL" OR "CONTROLLED"
1.22     "DATA"
1.23     "DISCOVER", "DISCOVERED" AND "DISCOVERY"
1.24     "EFFECTIVE DATE"
1.25     "EVALUATION PERIOD"
1.26     "FACTOR"
1.27     "FACTOR KNOW-HOW"
1.28     "FACTOR PATENT RIGHTS"
1.29     "FACTOR RIGHTS"
1.30     "FDA"
1.31     "GDF-8 DERIVATIVE PRODUCT"
1.32     "GDF-16"
1.33     "GDF-16 PRODUCT(S)"
1.34     "GDF-17"
1.35     "GDF-17 PRODUCT(S)"
1.36     "GI ADDITIONAL FACTOR(S)"
1.37     "GI ADDITIONAL FACTOR KNOW-HOW"
1.38     "GI ADDITIONAL FACTOR PATENT RIGHTS"
1.39     "GI FACTORS"
1.40     "GI FIELD"
1.41     "GI KNOW-HOW"
1.42     "GI PATENT RIGHTS"
1.43     "GI PRODUCTS"
1.44     "GI TYPE A PRODUCT"
1.45     "GI TYPE B PRODUCT"
1.46     "GI TYPE C PRODUCT"
1.47     "GI RIGHTS"
1.48     "GPDC FACTORS"
1.49     "GROWTH AND DIFFERENTIATION FACTORS" OR "GDFS"
1.50     "INAD"
1.51     "IND"
1.52     "INVENTION AND DISCLOSURE AGREEMENT"

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1.53     "JHU ADDITIONAL FACTOR KNOW-HOW"
1.54     "JHU ADDITIONAL FACTOR PATENT RIGHTS"
1.55     "JHU KNOW-HOW"
1.56     "JHU PATENT RIGHTS"
1.57     "JHU RIGHTS"
1.58     "JOINT KNOW-HOW"
1.59     "JOINT PATENT RIGHTS"
1.60     "JOINT RIGHTS"
1.61     "LETTER OF INTENT"
1.62     "METAMORPHIX FACTORS"
1.63     "METAMORPHIX FIELD"
1.64     "METAMORPHIX KNOW-HOW"
1.65     "METAMORPHIX PATENT RIGHTS"
1.66     "METAMORPHIX PRODUCT"
1.67     "METAMORPHIX RIGHTS"
1.68     "NET SALES"
1.69     "ORIGINAL RESEARCH"
1.70     "OTHER TGF-(BETA) FACTORS"
1.71     "OTHER TGF-(BETA) PRODUCTS"
1.72     "PATENTS"
1.73     "PLA"
1.74     "PRODUCT(S)"
1.75     "PROMISSORY NOTE"
1.76     "RESEARCH MANAGEMENT COMMITTEE" OR "RMC"
1.77     "SPONSORED RESEARCH"
1.78     "SPONSORED RESEARCH TERM"
1.79     "TGF-(BETA) ADDITIONAL FACTOR CLASS"
1.80     "TGF-(BETA) CLASS"
1.81     "TGF-(BETA) FACTOR CLASS"
1.82     "TGF-(BETA) FACTORS"
1.83     "TGF-(BETA) SUPERFAMILY"
1.84     "THIRD PARTY(IES)"
1.85     "USE PATENT"
1.86     "VALID CLAIM"

2.       CONDITIONS PRECEDENT; THE CLOSING
  2.1      GOVERNMENT APPROVALS
    2.1.1    THE PARTIES' OBLIGATIONS
    2.1.2    ADDITIONAL APPROVALS
  2.2      CORPORATE APPROVALS
    2.2.1    METAMORPHIX DIRECTOR AND SHAREHOLDER APPROVAL
    2.2.2    GENETICS INSTITUTE APPROVAL
  2.3      THE CLOSING
    2.3.1    TIME AND PLACE
    2.3.2    GI DELIVERABLES
    2.3.3    METAMORPHIX DELIVERABLES
    2.3.4    JHU DELIVERABLES
    2.3.5    DR. LEE DELIVERABLES

3. THE RESEARCH
  3.1      BACKGROUND AND GOALS
  3.2      THE ORIGINAL RESEARCH
    3.2.1    FUNDING
    3.2.2    DISCLOSURE OF INFORMATION
      3.2.2.1    DISCLOSURE OF SEQUENCES

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      3.2.2.2    DISCLOSURE OF OTHER INFORMATION
  3.3      THE SPONSORED RESEARCH
    3.3.1    SPONSORED RESEARCH TERM
    3.3.2    FUNDING
    3.3.3    USE OF FUNDS; BUDGETS
    3.3.4    SPONSORED RESEARCH PLAN
    3.3.5    SPONSORED RESEARCH ACTIVITIES
    3.3.6    INVENTION AND DISCLOSURE AGREEMENT
    3.3.7    DISCLOSURE OF INFORMATION
      3.3.7.1    DISCLOSURE OF SEQUENCES
      3.3.7.2    DISCLOSURE OF OTHER INFORMATION
      3.3.7.3    MANDATORY DISCLOSURE OF OTHER INFORMATION
    3.3.8    ANNUAL REPORTS
    3.3.9    EQUIPMENT
    3.3.10   EXCLUSIVITY OF RESEARCH
  3.4      THE COLLABORATIVE RESEARCH
     3.4.1   THE COLLABORATIVE RESEARCH TERM
     3.4.2   COLLABORATIVE RESEARCH PLAN
     3.4.3   RESEARCH MANAGEMENT COMMITTEE
     3.4.4   COLLABORATIVE RESEARCH ACTIVITIES
     3.4.5   DISPUTE RESOLUTION
     3.4.6   DISCLOSURE OF INFORMATION
      3.4.6.1    DISCLOSURE OF SEQUENCES
      3.4.6.2    DISCRETIONARY DISCLOSURE OF OTHER INFORMATION
      3.4.6.3    MANDATORY DISCLOSURE OF OTHER INFORMATION
     3.4.7   ANNUAL REPORTS
  3.5      DISCLOSURE OF INFORMATION BY AND TO JHU
    3.5.1    JHU DISCLOSURES
    3.5.2    GI AND METAMORPHIX DISCLOSURES
  3.6      OWNERSHIP OF RESULTS
  3.7      RESEARCH LICENSE
  3.8      ACKNOWLEDGEMENT
  3.9      METAMORPHIX SPONSORED RESEARCH
  3.10     DR. LEE AS CONSULTANT TO METAMORPHIX

4.  SUPPLY OF MATERIALS
  4.1      SUPPLY OF MATERIALS IN CONNECTION WITH THE SPONSORED RESEARCH
  4.2      SUPPLY OF MATERIALS TO METAMORPHIX
    4.2.1    UNASSIGNED BMPS, GDFS AND COLLABORATIVE FACTORS
    4.2.2    METAMORPHIX FACTORS
    4.2.3    SUPPLY OF REAGENTS AND ANTIBODIES
    4.2.4    SUPPLY OF FACTORS, REAGENTS AND ANTIBODIES AFTER
             COLLABORATIVE RESEARCH TERM
  4.3      SUPPLY OF MATERIALS BY METAMORPHIX
  4.4      SUPPLY OF CERTAIN MATERIALS TO DR. LEE
  4.5      LIMITATIONS ON USE OF FACTORS

5.  EVALUATION AND SELECTION OF FACTORS
  5.1      EVALUATION
  5.2      AVAILABLE FACTORS
  5.3      SELECTION OF AVAILABLE FACTORS
    5.3.1    ORDER OF SELECTION
      5.3.1.1    METAMORPHIX HAS FIRST SELECTION
      5.3.1.2    GI HAS NEXT SELECTION
      5.3.1.3    ALTERNATING SELECTIONS
    5.3.2    TRIGGERING A SELECTION
      5.3.2.1    GI'S RIGHT TO TRIGGER A SELECTION

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      5.3.2.2    METAMORPHIX' RIGHT TO TRIGGER A SELECTION
      5.3.2.3    LIMITATION ON RIGHT TO TRIGGER A SELECTION
    5.3.3    COMPLETION OF SELECTION PROCESS

6.   LICENSES
  6.1      RESTATEMENT OF RIGHTS
  6.2      LICENSES FROM JHU TO METAMORPHIX
  6.3      LICENSES FROM JHU TO GI
    6.3.1    GI TYPE A PRODUCTS
    6.3.2    GI TYPE B PRODUCTS
    6.3.3    GI TYPE C PRODUCTS
  6.4      LICENSES FROM METAMORPHIX TO GI
    6.4.1    GI TYPE A PRODUCTS
    6.4.2    GI TYPE B PRODUCTS
  6.5      LICENSES FROM GI TO METAMORPHIX
  6.6      RESERVATION OF RIGHTS
  6.7      FACTOR RIGHTS LICENSED FROM THIRD PARTIES
  6.8      NON COMPETE
    6.8.1    BY METAMORPHIX
    6.8.2    BY GI
  6.9      OPTION TO CERTAIN GDF-8 DERIVATIVE PRODUCTS

7.   CONSIDERATION
  7.1      LICENSE FEES
    7.1.1    INITIAL LICENSE PROCESSING FEE
    7.1.2    ADDITIONAL LICENSE PROCESSING FEES
    7.1.3    LICENSE MAINTENANCE FEES
  7.2      ADDITIONAL LICENSE FEES
  7.3      ROYALTIES
    7.3.1    METAMORPHIX PRODUCTS
      7.3.1.1    PAYABLE BY METAMORPHIZ TO JHL
      7.3.1.2    PAYABLE BY METAMORPHIX TO GI
    7.3.2    GI TYPE A PRODUCTS
      7.3.2.1    PAYABLE BY GI TO METAMORPHIX
      7.3.2.2    PAYABLE BY GI TO JHU
    7.3.3    GI TYPE B PRODUCTS
      7.3.3.1    PAYABLE BY GI TO METAMORPHIX
      7.3.3.2    PAYABLE BY GI TO JHU
    7.3.4    GI TYPE C PRODUCTS
    7.3.5    OTHER TGF(BETA) beta FACTORS
      7.3.5.1    PAYABLE BY METAMORPHIX TO JHU
      7.3.5.2    PAYABLE BY METAMORPHIX TO GI
      7.3.5.3    PAYABLE BY GI TO JHU
      7.3.5.3    PAYABLE BY CI TO METAMORPHIX
      7.3.5.4    PATENT INTERFERENCE

  7.4     ROYALTY CALCULATIONS
    7.4.1    COUNTRY-BY-COUNTRY BASIS
    7.4.2    ADVANCED PRODUCTS
    7.4.3    THIRD PARTY ROYALTIES
    7.4.4    LIMITATIONS ON ROYALTY DEDUCTIONS
  7.5      REPORT AND PAYMENT
  7.6      FOREIGN ROYALTIES
  7.7      TAXES
  7.8      RECORDS

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8.    ADDITIONAL CONSIDERATION
  8.1      ASSIGNMENT OF METAMORPHIX STOCK
  8.2      AMENDMENT OF PROMISSORY NOTE
  8.3      PUT OPTION
  8.4      PURCHASE OF EQUIPMENT
  8.5      BAYLOR AGREEMENT
  8.6      SHAREHOLDER AGREEMENTS

9.   PRODUCT DEVELOPMENT AND COMMERCIALIZATION
  9.1  METAMORPHIX'S OBLIGATIONS
    9.1.1    GENERAL DILIGENCE OBLIGATION
    9.1.2    DEVELOPMENT MILESTONES
    9.1.3    SATISFACTION OF DILIGENCE AND DEVELOPMENT MILESTONE OBLIGATIONS
    9.1.4    FAILURE TO ACHIEVE DEVELOPMENT MILESTONES
  9.2      GI'S DILIGENCE OBLIGATIONS
    9.2.1    GENERAL DILIGENCE OBLIGATION
    9.2.2    MILESTONES
    9.2.3    SATISFACTION OF DILIGENCE AND DEVELOPMENT MILESTONE OBLIGATIONS
    9.2.4    FAILURE TO ACHIEVE DEVELOPMENT MILESTONES
  9.3      RIGHT OF FIRST REFUSAL

10.   PATENT PROSECUTION AND INFRINGEMENT
  10.1     RESPONSIBILITY FOR PATENTING FACTOR RIGHTS
    10.1.1   GI PATENT RIGHTS AND CERTAIN JOINT PATENT RIGHTS
    10.1.2   METAMORPHIX PATENT RIGHTS
    10.1.3   JHU PATENT RIGHTS AND CERTAIN JOINT PATENT RIGHTS
    10.1.4   PATENT COOPERATION
    10.1.5   USE OF INFORMATION
    10.1.6   DIVISION OF CLAIMS
    10.1.7   INTERFERENCES
  10.2     EXPENSES
    10.2.1   PREVIOUSLY INCURRED EXPENSES - GI FACTORS
    10.2.2   PREVIOUSLY INCURRED EXPENSED - METAMORPHIX FACTORS AND
             UNASSIGNED FACTORS
    10.2.3   CONTINUING EXPENSES - GI FACTORS AND ADDITIONAL FACTORS
    10.2.4   CONTINUING EXPENSES - METAMORPHIX FACTORS
    10.2.5   CONTINUING EXPENSES - UNASSIGNED FACTORS
    10.2.5   CONTINUING EXPENSES - GDF-16 AND GDF-17
  10.3     INFRINGEMENT
    10.3.1   NOTICE
    10.3.2   FIRST RIGHT TO INITIATE SUITS - GI FACTORS AND ADDITIONAL FACTORS
    10.3.3   FIRST RIGHT TO INITIATE SUITS - METAMORPHIX FACTORS, GDF-16 AND
             GDF-17
    10.3.4   FIRST RIGHT TO INITIATE SUITS - UNASSIGNED FACTORS
    10.3.5 DETERMINATION OF RIGHT TO PARTICIPATE IN, AND SECOND RIGHT TO INITIATE, SUITS
    10.3.6   RIGHT TO PARTICIPATE IN SUIT
    10.3.7   SECOND RIGHT TO INITIATE SUIT
    10.3.8   ROYALTY DEDUCTION
  10.4     CLAIMED INFRINGEMENT
    10.4.1   NOTICE; COOPERATION
    10.4.2   LIMITATION OF LIABILITY

11    CONFIDENTIAL INFORMATION
  11.1     NONDISCLOSURE OF CONFIDENTIAL INFORMATION
  11.2     USE OF CONFIDENTIAL INFORMATION
  11.3     AGREEMENTS WITH PERSONNEL AND THIRD PARTIES
  11.4     PUBLICATION
    11.4.1   RIGHT TO PUBLISH

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11.4.2   NOTICE AND REVIEW
11.4.3   DELETION OF CONFIDENTIAL INFORMATION; PATENT PROTECTION
11.4.4   GDFS DISCOVERED BY JHU
    11.5 NON-USE OF CERTAIN CONFIDENTIAL INFORMATION

12    REPRESENTATION AND WARRANTIES
  12.1     REPRESENTATIONS AND WARRANTIES OF GI AND METAMORPHIX
  12.2     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF GI
    12.2.1   PATENT RIGHTS AND KNOW-HOW
    12.2.2   NO CONFLICTING AGREEMENTS
  12.3     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF METAMORPHIX
    12.3.1   PATENT RIGHTS AND KNOW-HOW.
    12.3.2   NO CONFLICTING AGREEMENTS
    12.3.3   EQUIPMENT
  12.4     REPRESENTATIONS AND WARRANTIES OF JHU
    12.4.1   AUTHORITY
    12.4.2   COMPLIANCE WITH LAWS AND ORGANIZATIONAL DOCUMENTS
    12.4.3   PATENT RIGHTS AND KNOW-HOW
    12.4.4   NO CONFLICTING AGREEMENTS
  12.5     REPRESENTATION BY LEGAL COUNSEL
  12.6     MATERIALITY
  12.7     DISCLAIMER

13    PRODUCT LIABILITY INDEMNIFICATION
  13.1     METAMORPHIX INDEMNIFICATION
  13.2     GI INDEMNIFICATION
  13.3     NOTICE; COOPERATION
  13.4     LIABILITY LIMITATION
  13.5     INSURANCE

14.   TERM AND TERMINATION
  14.1     TERM
  14.2     TERMINATION FOR BREACH
  14.3     BREACH OF OR WITHDRAWAL FROM  AGREEMENT
    14.3.1   BY METAMORPHIX
    14.3.2   BY GI
  14.4     SURVIVAL OF OBLIGATIONS; RETURN OF CONFIDENTIAL INFORMATION

15    MISCELLANEOUS
  15.1     NO ASSUMPTION OF OBLIGATIONS
  15.2     PUBLICITY
  15.3     EXPORT CONTROL
  15.4     CONDUCT OF' STUDIES
  15.5     NO IMPLIED LICENSES
  15.6     NO AGENCY
  15.7     NOTICE
  15.8     ASSIGNMENT
  15.9     ENTIRE AGREEMENT
  15.10    NO MODIFICATION
  15.11    HEADINGS
  15.12    WAIVER
  15.13    SEVERABILITY
  15.14    SUCCESSORS AND ASSIGNS
  15.15    COUNTERPARTS
  15.16    APPLICABLE LAW

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                  AMENDED AND RESTATED COLLABORATION AGREEMENT

         THIS AMENDED AND RESTATED COLLABORATION AGREEMENT (together with the attached Schedules, the "Agreement") is entered into as of January 26. 1999 by and among Genetics Institute, Inc., a Delaware corporation with a business address at 87 CambridgePark Drive, Cambridge, Massachusetts 02140 ("GI"), The Johns Hopkins University, a non-profit educational institution with a business address at 720 Rutland Avenue, Baltimore, Maryland 21205 ("JHU") and MetaMorphix, Inc., a Delaware corporation with a business address at 1450 South Rolling Road, Baltimore, Maryland 21227 ("MetaMorphix"). GI, JHU and MetaMorphix may each be referred to herein individually as a "Party" and collectively as the "Parties".

         WHEREAS, JHU, as a center for research and education, is interested in licensing discoveries made by JHU researchers in a manner that will benefit the public by facilitating the commercialization of useful products, but is without capacity to commercially develop, manufacture and sell any such products;

         WHEREAS, MetaMorphix was formed in 1994 for the purposes, INTER ALIA, OF funding research at JHU under the direction OF Se-Jin Lee, M.D., Ph.D. ("Dr. Lee") to characterize certain previously-discovered factors, and discover and characterize new factors, in the TGF-(beta) Superfamily (referred to by JHU as "GDFs", as more fully defined below) and commercializing such GDFs, either on its own, or by sublicense to GI and other Third Parties;

         WHEREAS, GI also has ongoing research to discover, characterize and develop factors in the TGF- Superfamily (referred to by GI as "BMPs", as more fully defined below);

         WHEREAS, on December 1, 1994, the Parties entered into a Collaboration Agreement (the" 1994 Collaboration Agreement") pursuant to which, during the Research Term (as such term is defined in the 1994 Collaboration Agreement) thereof, which Research Term is now expired, they collaborated on the characterization of theretofore previously discovered GDFs and BMPs. and the discovery and characterization OF new GDFs and BMPs;

         WHEREAS, pursuant to the 1994 Collaboration Agreement, JHU agreed to license to MetaMorphix certain GDFs discovered by JHU; GI agreed to license to MetaMorphix certain BMPs discovered by GI; and MetaMorphix agreed to license and/or sublicense to GI certain GDFs discovered by MetaMorphix:

         WHEREAS, MetaMorphix desires to restructure its business to focus on the development and commercialization of products for agricultural and veterinary uses;

         WHEREAS, in order to facilitate MetaMorphix' desire to so restructure its business, and to further development and commercialization of those BMPs, GDFs and Collaborative Factors that were discovered pursuant to or which are otherwise subject to the 1994

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Collaboration Agreement, the Parties have agreed to amend. restate and replace the 1994 Collaboration Agreement as set forth herein:

         NOW THEREFORE. in consideration of the foregoing premises and the mutual promises, covenants and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

1.       DEFINITIONS.

         1.1 "ADDITIONAL BMPS" shall mean the Factors in the TGF-(beta) Superfamily Discovered solely by GI after May 31, 1998, which Factors include, without limitation, those Factors identified in Schedule 1.1, attached hereto. Notwithstanding the foregoing, Additional BMPs shall exclude (i) the BMPs and (ii) the GPDC Factors.

         1.2 "ADDITIONAL COLLABORATIVE FACTORS" shall mean the Factors in the TGF-(beta) Superfamily Discovered by JHU jointly with GI after May 31, 1998 and on or before the end of the six (6) month period which begins on the day after the end of the Sponsored Research Term. The Additional Collaborative Factors shall not include BMPs. GDFs, Collaborative Factors, Additional BMPs, Additional GDFs or Other TGF-beta Factors. For JHU, Additional Collaborative Factors shall be restricted to those Factors Discovered after May 31, 1998 in Dr. Lee's JHU laboratory jointly by (i) Dr. Lee and/or other JHU faculty. students, fellows and/or employees who have signed an Invention and Disclosure Agreement and (ii) employees of GI.

         13 "ADDITIONAL Factors" shall mean the Additional BMPs, the Additional GDFs and the Additional Collaborative Factors.

         1.4 "ADDITIONAL FACTOR JOINT Know-How" shall mean any tmpatented information specifically relating to any Additional BMP, Additional GDF or Additional Collaborative Factor produced by GI and JHU after May 31, 1998 and on or before the end of the six (6) month period which begins on the day after the end of the Sponsored Research Term, and for which each named Party has a licensable interest, which information is reasonably useful, necessary, or required for GI and/or its Affiliates, to manufacture, use and/or sell GI Products. For JHU, the Joint Know-How shall be restricted to the information produced by Dr. Lee and other JHU faculty, students, fellows, and employees who have signed an Invention and Disclosure Agreement.

         1.5 "ADDITIONAL FACTOR JOINT PATENT RIGHTS" shall mean with respect to each Additional BMP. Additional GDF or Additional Collaborative Factor, (a) all Patents covering inventions (as such term is defined under United States Patent Law) made by GI and JHU jointly, after May 31, 1998 and on or before the end of the six (6) month period which begins on the day after the

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                  end of the Sponsored Research Term, which inventions or
                  Patents are reasonably useful, necessary or required for GI and/or its Affiliates, to manufacture, use and/or sell GI Products for any use and (b) all Patents Controlled by or coming into the Control of GI and JHU jointly during the term of this Agreement. and for which each named Party has a licensable interest, which, but for the inclusion of such acquired Patents under this clause (b), would prevent GI and/or its Affiliates, from practicing under one or more of the Patents under clause (a), above. The Additional Factor Joint Patent Rights believed by the Parties to be existing as of the Effective Date are listed in Schedule 1.5 attached hereto. For JHU, the Joint Patent Rights shall be restricted to the Patents covering inventions made by Dr. Lee and other JHU faculty, students, fellows. and employees who have signed an Invention and Disclosure Agreement.

         1.6 "ADDITIONAL FACTOR JOINT RIGHTS"-shall mean the Additional Factor Joint Know-How and the Additional Factor Joint Patent Rights.

         1.7 "ADDITIONAL FACTOR KNOW-HOW" shall mean the GI Additional Factor Know-How, the JHU Additional Factor Know-How and the Additional Factor Joint Know-How.

         1.8 "Additional Factor Patent RIGHTS" shall mean the GI Additional Factor Patent Rights. the JHU Additional Factor Patent Rights and the Additional Factor Joint Patent Rights.

         1.9 "ADDITIONAL FACTOR RIGHTS" shall mean the Additional Factor Know-How and the Additional Factor Patent Rights.

         1.10 "ADDITIONAL GDFS" shall mean the Factors in the TGF-(beta) Superfamily Discovered by JHU solely after May 31, 1998 and on or before the end of the six (6) month period which begins on the day after the end of the Sponsored Research Term. The Additional GDFs shall not include BMPs, GDFs, Collaborative Factors, Additional BMPs, Additional Collaborative Factors or Other TGF-(beta) Factors. For JHU, Additional GDFs shall be restricted to those Factors listed on Schedule 1.10, together with any additional Factors Discovered after May 31, 1998, in (or in collaboration with) Dr. Lees JHU laboratory by Dr. Lee and other JHU faculty, students, fellows, and employees who have signed an Invention and Disclosure Agreement.

         1.11 "AFFILIATE" shall mean any corporation, company, partnership, joint venture and/or firm which controls. is controlled by or is under common control with a Party. For purposes of this
                  Section 1.11, "control" means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty

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                  percent (50%) of the equity interest with the power to direct the management and policies of such noncorporate entities. Notwithstanding the foregoing. (a) the term "Affiliate" shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect; (b) only upon designation by GI and written notice to the other Parties shall American Home Products Corporation and/or any of its affiliates be Affiliates of GI for purposes of this Agreement; and (c) unless the context expressly provides otherwise, a Party shall not be treated as an Affiliate of the another Party or another Party's Affiliates for purposes of this Agreement.

         1.12 "AVAILABLE FACTORS" shall mean those BMPs, GDFs and Collaborative Factors that have been determined to be available for selection by GI or MetaMorphix pursuant to the Factor selection process described Article 5 of this Agreement.

         1.13     "BAYLOR" shall mean the Baylor College of Medicine.

         1.14 "BAYLOR AGREEMENT" shall mean that certain Research Collaboration Agreement entered into on February 1, 1998, by and between MetaMorphix and Baylor, pursuant to which MetaMorphix sponsored research relating to GDF-9 in the laboratory of Dr. Martin Matzuk for a term of three (3) years.

         1.15 "BONE MORPHOGENETIC PROTEINS" or "BMPS" shall mean the Factors in the TGF-(beta) Superfamily Discovered solely by GI on or before May 31, 1998, which Factors include, without limitation, those Factors identified in Schedule 1.15 which is attached hereto. Notwithstanding the foregoing, BMPs shall exclude (a) the GPDC Factors and (b) any Factors in the TGF-beta Superfamily, the sequences for which are identified solely by GI using research strategies that do not use sequence homology with previously sequenced TGF-P Factors. The BMPs may be assigned to or selected by either GI (as a GI Factor) or MetaMorphix (as a MetaMorphix Factor) under this Agreement. BMPs shall not include Additional BMPs, GDFs, Additional GDFs, Collaborative Factors, Additional Collaborative Factors or Other TGF-beta Factors.

         1.16 "COLLABORATIVE FACTORS" shall mean the Factors in the TGF-(beta) Superfamily Discovered by (a) GI and MetaMorphix jointly or (b) GI and JHU jointly or (c) JHU and MetaMorphix jointly, as the case may be, on or before May 31, 1998, including, without limitation, those Factors identified on Schedule1.16 attached hereto. The Collaborative Factors may be assigned to or selected by either GI (as a GI Factor) or MetaMorphix (as a MetaMorphix Factor) under this Agreement. Collaborative Factors shall not include

                  BMPs, GDFs. Additional BMPs. Additional GDFs, Additional Collaborative Factors or Other TGF-beta Factors. For JHL, Collaborative Factors shall be restricted to those Factors Discovered on or before May 31, 1998 in Dr. Lee's JHU laboratory jointly by (i) Dr. Lee and/or other JHU faculty, students, fellows and/or employees who have signed an Invention and Disclosure Agreement and (ii) employees of GI and/or MetaMorphix.

         1.17 "COLLABORATIVE RESEARCH" shall mean the collaborative research activities conducted by the GI and MetaMorphix, from June 1, 1998 through the end of the Collaborative Research Term, to rapidly characterize and evaluate, for commercial development, those BMPs, GDFs and Collaborative Factors that have not yet been selected or designated as either GI Factors or MetaMorphix Factors. Collaborative Research shall not include the Sponsored Research or internal or collaborative research conducted by GI or MetaMorphix on matters other than BMPs, GDFs or Collaborative Factors that have not yet been selected or designated as GI Factors or MetaMorphix Factors.

         1.18 "COMMERCIALLY REASONABLE EFFORTS" shall mean efforts and resources normally used by a Party for a product owned by it or to which it has rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant factors.

         1.19 "COLLABORATIVE RESEARCH TERM" shall have the meaning set forth in Section 3.4.1 hereof.

         1.20 "CONFIDENTIAL Information" includes, without limitation, any scientific, technical, trade or business information disclosed by one Party to one or more of the other Parties which is (a) disclosed in writing or other tangible form and labeled or otherwise identified in writing as "CONFIDENTIAL" at the time of disclosure or (h) disclosed verbally and identified as "CONFIDENTIAL" at the time of disclosure and subsequently reduced to writing or other tangible form. labeled or otherwise identified in writing as "CONFIDENTIAL" and delivered to the receiving Party within thirty (30) days of verbal disclosure. Notwithstanding the foregoing, "Confidential Information" does not include information which
                  (a) was known to the receiving Pam' at the time it was disclosed. other than by previous disclosure by the disclosing Party, as evidenced by written records at the time of disclosure; (b) is at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Agreement; (c) is lawfully and in good faith made available to the receiving Party by a Third Party who did not derive it from the disclosing Party and who imposes no obligation of confidence on the receiving Party: or (d) is developed by the receiving Party independent of any disclosure by the disclosing Party, as evidenced by written records.

         1.21 "CONTROL" OR "CONTROLLED" shall mean with respect to any (i) item of information, including, without limitation, any Factor Know-How or Additional Factor-Know-How, or (ii) intellectual property right, the possession (whether by purchase. assignment or license) by a Party of the ability to grant to one or both of the other Parties access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangements with any Third Party.

         1.22 "DATA" with respect to any Party, shall mean any and all laboratory, animal and other scientific data (including, without limitation, cloning, expression, purification, refolding, analysis of bioactivity IN VITRO and IN VIVO, physical characterization and formulation, IN SITU hybridization and genetic mapping) in that Party's Control arising either (a) from the Original Research on or before May 31, 1998, (b) from the Collaborative Research during the Collaborative Research Term and/or (c) from the Sponsored Research during the Sponsored Research Term, as applicable.

         1.23 "DISCOVER", "DISCOVERED" AND "DISCOVERY" (and any other variations thereof) shall mean, with respect to a BMP, a GDF, a Collaborative Factor, an Additional BMP, an Additional GDF or an Additional Collaborative Factor, the first sequencing by a Party's employees or agents of the mature protein coding region of that BMP, GDF. Collaborative Factor, Additional BMP, Additional GDF or Additional Collaborative Factor. A Party shall be deemed to have Discovered a Factor hereunder regardless of whether such Party's employees or agents Discovered such Factor solely or jointly with a Third Party. In the event that, prior to the end of (i) the term of the Original Research, with respect to BMPs, GDFs or Collaborative Factors, or (ii) the Sponsored Research Term, with respect to Additional BMPs, Additional GDFs or Additional Collaborative Factors, one Party Discovers a Factor within twenty (20) days following Discovery of the same Factor by another Party, such Factor shall be deemed to be a Collaborative Factor or an Additional Collaborative Factor, as the case may be, jointly Discovered by the first and second Discovering Parties for purposes of this Agreement. Determination of the utility or activity of a Factor is not relevant in identifying the Party which Discovered that Factor under this Agreement. Similarly, inventorship on a Patent claiming a Factor may include a Party which provided utility or other data, without changing the identity of the Party which Discovered that Factor for purposes of this Agreement. Under this Agreement, the identity of the Party (or Parties) which Discovered a Factor determines
                  (a) whether that Factor will be classified as a BMP (under
                  Section 1.15), a GDF (under Section 1.49) or a Collaborative Factor (under Section 1.16). an Additional BMP (under Section 1.1), an Additional GDF

                  (under Section 1.10) or an Additional Collaborative Factor (under Section 1.2); (b) the Party (or Parties) to which additional license fees will be made under Section 7.2; (c) the Party (or Parties) to which license maintenance fees would be owed in the event a Party fails to meet a Milestone under
                  Article 9; and (d) royalties payable among the Parties under
                  Section 7.3 of this Agreement.

         1.24 "EFFECTIVE DATE" shall mean the next business day after the Closing occurs in accordance with Section 2.3 hereof.

         1.25     "EVALUATION PERIOD" shall have the meaning set forth in
                  Section 5.1 of this Agreement.

         1.26 "FACTOR" shall mean (a) the proteins, peptides or polypeptides corresponding to a molecule within the TGF-(beta) Superfamily;
                  (b) the polynucleotides which encode those proteins, peptides or polypeptides, and any sub-sequences thereof; (c) any modified form of those proteins, peptides or polypeptides: or
                  (d) variant or mutant forms of those proteins, peptides or polypeptides, or of the polynucleotides encoding such variant or mutant forms.

         1.27 "FACTOR KNOW-HOW" shall mean the GI Know-How, the JHU Know-How, the MetaMorphix Know-How and the Joint Know-How.

         1.28 "FACTOR Patent Rights" shall mean the GI Patent Rights, the JHU Patent Rights, the Metamorphix Patent Rights and the Joint Patent Rights.

         1.29 "FACTOR Rights" shall mean the Factor Patent Rights and the Factor Know-How.

         1.30     "FDA" shall mean the United States Food and Drug
                  Administration.

         1.31 "GDF-8 DERIVATIVE Product" shall mean any pharmaceutical product which primarily acts as

                  (i) an antagonist or agonist of GDF-8 or the GDF-8 receptor,

                  (ii)     a vaccine against GDF-8,

                  (iii)    a modifier of GDF-8 synthesis, or

                  (iv) a modulator of the GDF-8 signal transduction pathway, only to the extent that such pharmaceutical product is developed or sold for the purposes of modulating the effects of GDF-8.

         1.32 "GDF-16" shall mean the TGF-(beta) Factor known to MetaMorphix and JHU as GDF-16, PROVIDED, HOWEVER, that GDF-16 shall not include any TGF-(beta) Factor which is owned or Controlled by GI.

         1.33     "GDF-16 PRODUCT(S)" shall mean GDF-16, including any and all

                  (i)      formulations, mixtures or compositions of GDF-16,

                  (ii)     antibodies targeted against GDF-16,

                  (iii)    receptors for which GDF-16 is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of GDF-16, and

                  (v) other products for research, diagnostic or therapeutic use containing GDF- 16 or any of (i) through (iv) above,

                  which, or which the manufacture use-Or sale of which, is covered by a Valid Claim included within JHU's or MetaMorphix' interest in the Factor Patent Rights.

         1.34. "GDF-17" shall mean the TGF-(beta) Factor known to MetaMorphix and JHU as GDF-17, PROVIDED HOWEVER, that GDF-17 shall not include any TGF-(beta) Factor which is owned or Controlled by GI.

         1.35     "GDF-17 PRODUCT(S)" shall mean GDF-17, including any and all

                  (i)      formulations, mixtures or compositions of GDF-17,

                  (ii)     antibodies targeted against GDF-17,

                  (iii)    receptors for which GDF-17 is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of GDF-17. and

                  (v) other products for research, diagnostic or therapeutic use containing GDF-17 or any of (i) through (iv) above, which, or which the manufacture use or sale of which, is covered by a Valid Claim included within JHU's or MetaMorphix' interest in the Factor Patent Rights.

         1.36 "GI ADDITIONAL FACTOR(S)" shall mean each Additional BMP. Additional GDF or Additional Collaborative Factor, PROVIDED HOWEVER, that GI Additional Factors shall not include any GPDC Factors or any GI Factors.

         1.37 "GI ADDITIONAL FACTOR KNOW-HOW" shall mean any unpatented information specifically relating to any GI Additional Factor produced by or on behalf of GI.

         1.38 "GI ADDITIONAL FACTOR PATENT RIGHTS" shall mean with respect to each GI Additional Factor, all Patents covering inventions (as such term is defined under United States Patent Law) made solely by GI which are reasonably useful, necessary or required for GI and its Affiliates to manufacture, use and/or sell GI Type C Products.

         1.39 "GI FACTORS" shall mean (a) each GDF listed on Schedule 1.39 as of the Effective Date; (b) each BMP, GDF or Collaborative Factor subsequently selected by GI and added to Schedule 1.39;
                  (c) each BMP, GDF or Collaborative Factor belonging to a TGF-13 Class which includes one or more of the BMPs, GDFs or Collaborative Factors identified in clauses (a) or (b) of this Section; and (d) each BMP, GDF or Collaborative Factor belonging to a TGF-(beta) Class which includes the Factors known to GI as BMPs 2 and 4, BMPs 5.6. and 7, BMP 9, or BMP 12; PROVIDED, HOWEVE, the specific Factors themselves which are listed in this clause (d) shall not be considered GI Factors for purposes of this Agreement. BMPs, GDFs and Collaborative Factors which would belong to both (x) a TGF-(beta) Factor Class which includes a GI Factor and (y) a TGF-(beta) Factor Class which includes a MetaMorphix Factor, based on the definition of TGF-(beta) Factor Class set FORTH in this Agreement, are classified pursuant to Section 1.80, below.

         1.40 "GI FIELD" shall mean all potential uses in humans, including, without limitation, the diagnosis and/or the prophylactic or therapeutic treatment of diseases or disorders in humans.

         1.4I "GI KNOW-HOW" shall mean any unpatented information specifically relating to a BMP. GDF or Collaborative Factor produced by GI (i) on or before May 31. 1998 in performing the Original Research or (ii) during the Collaborative Research Term with respect only to those BMPs, GDFs and Collaborative Factors that have not yet been selected or designated as either a GI Factor or a MetaMorphix Factor, and for which GI has a licensable interest, which is reasonably useful, necessary or required for MetaMorphix and its Affiliates to manufacture, use and/or sell MetaMorphix Products for use in the MetaMorphix Field under this Agreement.

         1.42 "GI PATENT Rights" shall mean, with respect to each BMP, GDF or Collaborative Factor, (a) all Patents covering inventions (as such term is defined under United States Patent Law) made solely by GI

                  (i) on or before May 31. 1998 in performing the Original Research or

                  (ii) during the Collaborative Research Term with respect only to those BMPs. GDFs and Collaborative Factors which have not yet been selected or designated as GI Factors or MetaMorphix Factors.

                  which inventions or Patents are reasonably useful, necessary or required for MetaMorphix and its Affiliates to manufacture, use and/or sell MetaMorphix Products for use in the MetaMorphix Field and (b) all Patents coming into the Control of GI during the term of this Agreement, which, but for the inclusion of such acquired Patents under this clause (b), would prevent MetaMorphix and its Affiliates from practicing under one or more of the Patents included under clause (a), above. The GI Patent Rights believed to be existing by the Parties as of the Effective Date are listed on Schedule 1.42 to this Agreement.

         1.43 "GI PRODUCTS" shall mean GI Type A Products, GI Type B Products and GI Type C Products.

         1.44 "GI TYPE A PRODUCT" shall mean each GI Factor, including any and all

                  (i)      formulations, mixtures or compositions of such GI
                           Factor,

                  (ii)     antibodies targeted against such GI Factor,

                  (iii)    receptors for which such GI Factor is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of such GI Factor, and

                  (v) other products for research diagnostic or therapeutic use containing such GI Factor or any of (i) through
                           (iv) above,

                  which, or which the manufacture use or sale of which, is covered by a Valid Claim included within the Factor Patent Rights.

         1.45 "GI TYPE B PRODUCT" shall mean each MetaMorphix Factor, including any and all

                  (i) formulations, mixtures or compositions of such . MetaMorphix Factor,

                  (ii)     antibodies targeted against such MetaMorphix Factor,

                  (iii)    receptors for such MetaMorphix Factor is a ligand.

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of such MetaMorphix Factor. and

                  (v) other products for research, diagnostic or therapeutic use containing such MetaMorphix Factor or any of (i) through (iv) above,

                  which, or which the manufacture use or sale of which, is covered by a Valid Claim included within the Factor Patent Rights.

         1.46 "GI TYPE C PRODUCT" shall mean each Additional GDF or each Additional Collaborative Factor, including any and all

                  (i) formulations, mixtures or compositions of such Additional GDF Factor or Additional Collaborative Factor.

                  (ii) antibodies targeted against such Additional GDF Factor or Additional Collaborative Factor,

                  (iii) receptors for which such Additional GDF or Additional Collaborative Factor is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the IN VIVO production of such Additional GDF or Additional Collaborative Factor, and

                  (v) other products for research, diagnostic or therapeutic use containing such Additional GDF or Additional Collaborative Factor or any of (i) through
                           (iv) above,

                  which, or which the manufacture use or sale of which, is covered by a Valid Claim included within the Factor Patent Rights.

         1.47 "GI RIGHTS" shall mean the GI Know-How, the GI Patent Rights, the GI Additional Factor Know-How, and the GI Additional Factor Patent Rights.

         1.48     "GPDC FACTORS" shall mean the Factors identified on Schedule
                  1.48 attached hereto.

         1.49 "GROWTH AND DIFFERENTIATION FACTORS" or "GDFs" shall mean the Factors in the TGF-(beta) Superfamily Discovered by (a) JHU solely or (b) MetaMorphix solely on or before May 31, 1998 in performing the Original Research, including, without limitation, those Factors listed on Schedule1.49 attached hereto. The GDFs shall not include GDF-16, GDF-17, BMPs,

                  Collaborative Factors, Additional BMPs, Additional GDFs, Additional Collaborative Factors or Other TGF-beta Factors. The GDFs may be assigned to or selected by either GI (as a GI Factor) or MetaMorphix (as a MetaMorphix Factor) under this Agreement. For JHU, GDFs shall be restricted to those Factors listed on Schedule 1.49, together with any additional Factors Discovered, on or before May 31, 1998, in (or in collaboration with) Dr. Lee's JHU laboratory by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.50 "INAD" shall mean an Investigational New Animal Drug application or its equivalent for initiating clinical trials of a product in non-human animals in the United States or any corresponding or equivalent foreign application, registration or certification.

         1.51 "IND" shall mean a Investigational New Drug application or its equivalent for initiating clinical trials of a product in humans in the United States or any corresponding or equivalent foreign application, registration or certification.

         1.52 "INVENTION AND DISCLOSURE AGREEMENT" shall mean the form agreement attached hereto as Schedule 1.52.

         1.53 "JHU ADDITIONAL FACTOR KNOW-HOW" shall mean any unpatented information specifically relating to any Additional BMP, Additional GDF or Additional Collaborative Factor produced in Dr. Lee's JHU laboratory after May 31, 1998, and on or before the end of the six (6) month period which begins on the day after the end of the Sponsored Research Term, and for which JHU has a licensable interest, which is reasonably useful, necessary or required for GI, and its Affiliates, to manufacture, use and/or sell GI Products as permitted under this Agreement. For JHU, the JHU Know-How shall be restricted to the information produced by Dr. Lee and other JHU faculty, students, fellows, and employees who have signed an Invention and Disclosure Agreement.

         1.54 "JHU Additional Factor PATENT RIGHTS" shall mean, with respect to each Additional BMP. Additional GDF or Additional Collaborative Factor, (a) all Patents covering inventions (as such term is defined under United States Patent Law) made solely by JHU after May 31, 1998 and on or before the end of the six (6) month period which begins on the day after the end of the Sponsored Research Term, which inventions or Patents are reasonably useful, necessary or required for GI and its Affiliates, to manufacture, use and/or sell GI Products as permitted hereunder and (b) all Patents Controlled by or coming into the Control of JHU (other than those Patents assigned to JHU by faculty, students. fellows or employees who are not working in (or in support of) Dr. Lee's JHU laboratory) during the term of this Agreement, which, but for the inclusion of such acquired Patents under this clause (b), would prevent GI and/or any of its Affiliates, from practicing under one or more of the Patents under clause (a) above. The JHU Additional Factor Patent Rights believed by the Parties to be existing as of the Effective Date are listed on Schedule
                  1.54 to this Agreement. The JHU Additional Factor Patent Rights shall be restricted to the Patents covering inventions made by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.55 "JHU KNOW-HOW" shall mean any unpatented information specifically relating to a BMP, GDF, Collaborative Factor, GDF-16 or GDF-17, which information is produced in Dr. Lee's JHU laboratory

                  (i) on or before May 31, 1998 in performing the Original Research, or

                  (ii)     with respect to the license granted by JHU to

                           (x) GI hereunder, during the Sponsored Research Term in performing.the Sponsored Research (except to the extent that such information relates specifically to GDF-16 or GDF-17), or

                           (y)      MetaMorphix hereunder, during the
                                    Collaborative Research Term in performing the Sponsored Research, only to the extent that such information relates directly to those BMPs, GDFs or Collaborative Factors that have not been selected or designated as either GI Factors or MetaMorphix Factors.

                  and for which JHU has a licensable interest, which is reasonably useful, necessary or required for MetaMorphix or GI, and their respective Affiliates, to manufacture, use and/or sell their respective Products under this Agreement. For JHU, the JHU Know-How shall be restricted to the information produced by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure. Notwithstanding the forgoing, the JHU Know-How shall also include any data and information deemed to be included within this definition pursuant to Sections 3.9 and/or 3.10 hereof.

         1.56 "JHU PATENT Rights" shall mean, with respect to each BMP, GDF, Collaborative Factor. GDF-16 or GDF-17, (a) all Patents covering inventions (as such term is defined under United States Patent Law) made solely by JHU

                  (i) on or before May 31, 1998 in performing the Original Research or

                  (ii)     with respect to the licensed granted by JHU to

                           (x) GI hereunder, during the Sponsored Research Term in performing the Sponsored Research (except to the extent that such inventions relate specifically to GDF16 or GDF-17) or

                           (y)      MetaMorphix hereunder, during the
                                    Collaborative Research Term in performing the Sponsored Research, only to the extent that such information relates directly to those BMPs, GDFs or Collaborative Factors that have not been selected or designated as either GI Factors or MetaMorphix Factors, which inventions or Patents are reasonably useful, necessary or required for GI or MetaMorphix and their respective Affiliates, to manufacture, use and/or sell their Products as permitted hereunder and (b) all Patents coming into the Control of JHU (other than those Patents assigned to JHU by faculty, students, fellows or employees who are not working in (or in support of) Dr. Lee's JHU laboratory) during the term of this Agreement, which, but for the inclusion of such acquired Patents under this clause (b), would prevent GI or MetaMorphix, and their respective Affiliates, from practicing under one or more of the Patents under clause (a) above. The JHU Patent Rights believed by the Parties to be existing as of the Effective Date are listed on Schedule 1.56 to this Agreement. The JHU Patent Rights shall be restricted to the Patents covering inventions made by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.57     "JHU RIGHTS" shall mean the JHU Know-How and JHU Patent
                  Rights.

         1.58 "JOINT KNOW-HOW" shall mean any unpatented information specifically relating to a BMP. GDF or Collaborative Factor (and in the case where such unpatented information was produced by JHU and MetaMorphix, GDF-16 or GDF-17) which information is produced by

                  (i) GI and MetaMorphix, or GI and JHU, or JHU and MetaMorphix, as the case may be, on or before May 31, 1998 in performing the Original Research,

                  (ii) GI and MetaMorphix, during the Collaborative Research Term. in performing the Collaborative Research, only to the extent that such information relates to those BMPs. GDFs or Collaborative Factors that have not yet been selected or designated as either a GI Factor or a MetaMorphix Factor.

                  (iii) GI and JHU., during the Sponsored Research Term. in performing the Sponsored Research, only to the extent that, with respect to the licenses granted by

                           (x) JHU or GI to MetaMorphix hereunder, such information relates to those BMPs, GDFs or Collaborative Factors that have not yet been selected or designated as either a GI Factor or a MetaMorphix Factor, or

                           (y) JHU to GI hereunder, such information relates to any. BMP, GDF or Collaborative Factor, or

                  (iv) JHU and MetaMorphix, during the Sponsored Research Term, in performing any collaborative or sponsored research (as permitted in accordance with Section 3.9 hereof),

                  and for which each named Party has a licensable interest, which is reasonably useful, necessary or required for GI or MetaMorphix, and their respective Affiliates, to manufacture, use and/or sell their Products under this Agreement. For JHU, the Joint Know-How shall be restricted to the information produced by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.59 "JOINT PATENT RIGHTS" shall mean, with respect to each BMP, GDF or Collaborative Factor (arid in the case of inventions made jointly by JHU and MetaMorphix. GDF-16 or GDF-17), (a) all Patents covering inventions (as such term is defined under United States Patent Law) made by

                  (i) GI and MetaMorphix jointly, or GI and JHU jointly, or JHU and MetaMorphix jointly, as the case may be, on or before May 31, 1998 in performing the Original Research,

                  (ii) GI and MetaMorphix, during the Collaborative Research Term, in performing the Collaborative Research, only to the(.) extent that such inventions relate to those BMPs, GDFs or Collaborative Factors that have not yet been selected or designated as either a GI Factor or a MetaMorphix Factor,

                  (iii) GI and JHU, during the Sponsored Research Term, in performing the Sponsored Research, only to the extent that, with respect to the licenses granted by

                           (x) JHU or GI to MetaMorphix hereunder, such inventions relate to those BMPs, GDFs or Collaborative Factors that have not yet been selected or designated as either a GI Factor or a MetaMorphix Factor, or

                           (y) JHU to GI hereunder, such inventions relate to any BMP, GDF or Collaborative Factor, or

                  (iv) JHU and MetaMorphix, during the Sponsored Research Term, in performing any collaborative or sponsored research (as permitted in accordance with Section 3.9 hereof),

                  which inventions or Patents are reasonably useful, necessary or required for GI or MetaMorphix, and their respective Affiliates, to manufacture, use and/or sell their Products for any use and (b) all Patents coming into the Control of GI and MetaMorphix jointly, or GI and JHU jointly, or JHU and MetaMorphix jointly, as the case may-be, during the term of this Agreement, and for which each named Party has a licensable interest, which, but for the inclusion of such acquired Patents under this clause (b), would prevent GI or MetaMorphix. and their respective Affiliates, from practicing under one or more of the Patents under clause (a) above. The Joint Patent Rights believed by the Parties to be existing as of the Effective Date are listed on Schedule 1.59 to this Agreement. For JHU, the Joint Patent Rights shall be restricted to the Patents covering inventions made by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.60 "JOINT RIGHTS" shall mean the Joint Know-How and Joint Patent Rights.

         1.61 "LETTER OF INTENT" shall mean that certain Letter of Intent entered into by GI, MetaMorphix and JHU as of January 4, 1999, which Letter of Intent sets forth, INTER ALIA, the Parties intention to enter into this Agreement and the obligation of GI to make a certain payment to JHU.

         1.62     "METAMORPHIX FACTORS" shall mean (a) each GDF listed on
                  Schedule 1.62 as of the Effective Date: (b) each BMP, GDF or Collaborative Factor subsequently selected by MetaMorphix, which upon such selection shall be listed on Schedule 1.62 and
                  (c) each BMP, GDF or Collaborative Factor belonging to a TGF-R Class which includes one or more of the BMPs, GDFs or Collaborative Factors identified in clauses (a) or (b). BMPs, GDFs and Collaborative Factors which would belong to both (x) a TGF-(beta) Factor Class which includes a MetaMorphix Factor and (y) a TGF-(beta) Factor Class which includes a GI Factor, based on the definition of TGF-(beta) Factor Class set forth in this Agreement. are classified pursuant to Section 1.81, below. For the sake of clarity. MetaMorphix Factors shall not include GDF-I6 or GDF-1 7 notwithstanding the fact that JHU is granting to MetaMorphix a license hereunder with respect to GDF-16 and GDF-17.

         1.63 "METAMORPHIX FIELD" shall mean all potential uses in non-human animals, including, without limitation, (i) non-human animal health. (ii) livestock . products, (iii) the diagnosis and/or the prophylactic or therapeutic treatment of diseases or disorders in non-human animals, and/or (iv) the development and production of transgenic non-human animals for use as agricultural products.

         1.64 "METAMORPHIX KNOW-HOW" shall mean any unpatented information specifically relating to a BMP, GDF or Collaborative Factor which information is (a) produced by MetaMorphix

                  (i) on or before May 31, 1998 in performing the Original Research, or

                  (ii) during the Collaborative Research Term in performing the Collaborative Research only to the extent that such information relates to those BMPs, GDFs or Collaborative Factors which have not yet been selected or designated as either GI Factors or MetaMorphix Factors, and for which MetaMorphix has a licensable interest and (b) is reasonably useful, necessary or required for GI and its Affiliates to manufacture, use and/or sell its Products under this Agreement. Notwithstanding the foregoing. the MetaMorphix Know-How shall also include any data and information deemed to be included within this definition pursuant to Sections 3.9 and/or 3.1 0 hereof.

         1.65 "METAMORPHIX PATENT RIGHTS" shall mean, with respect to each BMP, GDF or Collaborative Factor, (a). all Patents covering inventions (as such term is defined under United States Patent
                  Law) made solely by MetaMorphix

                  (i) on or before May 31 , 1998 in performing the Original Research or

                  (ii) during the Collaborative Research Term in performing the Collaborative Research, to the extent such inventions relate to those BMPs, GDFs or Collaborative Factors that have not yet been selected or designated as either GI Factors or MetaMorphix Factors, which inventions are reasonably useful, necessary or required for GI and its Affiliates to manufacture, use and/or sell GI Products for any use and (b) all Patents coming into the Control of MetaMorphix during the term of this Agreement, which. but for the inclusion of such Patents under this clause
                  (h) would prevent GI and its Affiliates from practicing under one or more of the Patents under clause (a) above. The MetaMorphix Patent Rights believed by the Parties to be existing as of the Effective Date are listed in Schedule 1.65 attached hereto. -

         1.66 "METAMORPHIX PRODUCT" shall mean each MetaMorphix Factor, including any and all

                  (i) formulations, mixtures or compositions of such MetaMorphix Factor,

                  (ii)     antibodies targeted against such MetaMorphix Factor,

                  (iii) receptors for which such MetaMorphix Factor is a ligand,

                  (iv) antisense molecules or ribozymes that modulate the in vivo production of such MetaMorphix Factor, and

                  (v) other products for research, diagnostic or therapeutic use containing such MetaMorphix Factor or any of (i) through (iv) above.

                  Which, or which the manufacture use or sale of which, is covered by a Valid Claim included within the Factor Patent Rights.

         1.67 "METAMORPHIX Rights" shall mean the MetaMorphix Know-How and MetaMorphix Patent Rights.

         1.68 "NET SALES" shall mean, with respect to any Product or Other TGF-(beta) Product, the aggregate United States dollar equivalent of gross revenues derived by or payable to a selling Party, its Affiliates and sublicensees from or on account of the sale or distribution of such Product or Other TGF-(beta) Product, as applicable, to Third Parties, less (a) reasonable credits or allowances, if any, actually granted on account of price adjustments, recalls, rejection or return of items previously sold, (b) excises, sales taxes, value added taxes, consumption taxes, duties or other taxes imposed upon and paid with respect to such sales (excluding income or franchise taxes of any kind) and (c) separately itemized insurance and transportation costs incurred in shipping such Products or Other TGF-(beta) Products, as applicable, to such Third Parties. No deduction shall be made for any item of cost incurred by a selling Parry, its Affiliates or sublicensees in preparing, manufacturing, shipping or selling Products or Other TGF-beta Products, as applicable, except as permitted pursuant to clauses (a). (b) and (c) of the foregoing sentence. Net sales shall not include any transfer between a selling Party and any of its Affiliates or sublicensees for resale, but shall include the resale price to a Third Party payable to such Affiliates or sublicensees.

                  Notwithstanding the provisions of the first paragraph of this
                  Section 1.68. (a) if a selling Party or an Affiliate or sublicensee sells Products or Other TGF-(beta) Products, as applicable, to a distributor which is not an Affiliate, the gross revenues derived by or payable to that selling Party or the applicable Affiliate or sublicensee on account of such sale shall be the gross revenues received by the selling Party and/or the applicable Affiliate or sublicensee from the sale of such Products or Other TGF-(beta) Products, as applicable, to the distributor, and (b) if the distributor is an Affiliate, then gross revenues derived by or payable to that selling Party or the applicable Affiliate or sublicensee shall be those received from the sale to the first Third Party which is not an Affiliate.

                  In addition, in order to ensure the full royalty payments contemplated under this Agreement, in the event any Product or Other TGF-(beta) Product, as applicable, is sold to any corporation, firm or association with which GI or MetaMorphix, as the case may be, has an agreement, understanding or other arrangement with respect to other forms of consideration (for example, an option to purchase stock or actual stock ownership; an arrangement involving division of profits or special rebates or allowances) royalties shall be calculated for sales of such Products or Other TGF-(beta) Products, as applicable, based upon the greatest of (a) the price at which the purchaser of such Products or Other TGF-(beta) Products, as applicable, resells such Products or Other TGF-(beta) Products to the end user or (b) the fair market value of such Products or Other TGF-(beta) Products, as applicable, or (c) the price of such Products or Other TGF-(beta) Products, as applicable, paid by the purchaser.

                  In the event that a selling Party or any of its Affiliates or sublicensees shall make any transfer of Products or Other TGF-(beta) Products to Third Parties for other than monetary value, such transfer shall be considered a sale hereunder for accounting and royalty purposes. Net sales for any such transfers shall be determined on a country-by-country basis and shall be the average price of "arms length" sales by that selling Party, its Affiliates or sublicensees in such country during the royalty reporting period in which such transfer occurs or, if no such "arms length" sales occurred in such country during such period, during the last period in which such "arms length" sales occurred. If no "arms length" sales have occurred in a particular country, Net Sales for any such transfer in such country shall be the average price of "arms length" sales in all countries by that selling Party.

                  Notwithstanding the foregoing, no transfer of Products or Other TGF-(beta) Products for testing, pre-clinical, clinical or developmental purposes or as samples shall be considered a sale hereunder for accounting and royalty purposes.

         1.69 "ORIGINAL RESEARCH" shall mean the research activities conducted, pursuant to the 1994 Collaboration Agreement. by the Parties prior to June 1. 1998, to rapidly Discover, characterize and evaluate the BMPs, GDFs and Collaborative Factors for commercial development. For JHU, the Original Research was restricted -to the research sponsored by MetaMorphix under Section 6.1 of the 1994 Collaboration Agreement and conducted in (or in collaboration with) Dr. Lee's JHU laboratory by Dr. Lee and other JHU faculty, students, fellows, and employees who had signed an Invention and Disclosure Agreement.

         1.70 "OTHER TGF-(BETA) FACTORS" shall mean the Factors in the TGF-(beta) Superfamily which are not BMPs, GDFs, Collaborative Factors, Additional BMPs, Additional GDFs or Additional Collaborative Factors. Other TGF-(beta) Factors shall include, without limitation, (a) Factors acquired by a Party from a Third Party; (b) Factors first sequenced by a Party (either solely or jointly) pursuant to a preexisting collaboration with a Third Party (for example, without limitation, the GPDC Factors, which were FIRST sequenced by GI pursuant to a preexisting collaboration with its Japanese partner, Yamanouchi Pharmaceutical Company Ltd., and any Factors first identified by GI using "gene chip" technology developed pursuant to an agreement with Affymetrix. Inc.): (c) with respect to MetaMorphix, only for determining royalties that may be payable by MetaMorphix to GI, the TGF(beta) Factors known to JHU and MetaMorphix as GDF-16 or GDF-17; and (d) Factors first sequenced by a Party (either solely or jointly) pursuant to any future collaborations with Third Parties.

         1.71 "OTHER TGF-(BETA) PRODUCTS" shall mean each Other TGF-(beta) Factor, including any and all

                  (i) formulations, mixtures or compositions of such Other TGF-(beta) Factor,

                  (ii)     antibodies targeted against such Other TGF-(beta)
                           Factor,

                  (iii) antisense molecules or ribozymes that modulate the IN VIVO production of such Other TGF-(beta) Factor, and

                  (iv) other products for research, diagnostic or therapeutic use containing such Other TGF-(beta) Factor or any of (i) through (iii) above.

         1.72 "PATENTS" shall mean all patents and patent applications and foreign counterparts thereof (which for all purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and priority rights), together with any reissues, extensions or other governmental acts which effectively extend the period of exclusivity by the patent holder. substitutions, confirmations, registrations, revalidations, additions, continuations, continuations-in-part, or divisions of or to any of the foregoing.

         1.73 "PLA" shall mean a Product License Application or its equivalent in the United States or any corresponding foreign application, registration, or certification.

         1.74 "PRODUCT(S)" shall mean the MetaMorphix Products, the GI Type A Products, the GI Type B Products, and/or the GI Type C Products, as applicable.

         1.75 "PROMISSORY NOTE" shall mean that certain promissory note dated February 9, 1998, executed by MetaMorphix as the maker, where GI is the lender, together with the First Allonge (dated August 18, 1998) and the Second Allonge (dated October 30,
                  1998) thereto.

         1.76     "RESEARCH MANAGEMENT COMMITTEE" or "RMC" is defined in Section
                  3.4.3 of this Agreement.

         1.77 "SPONSORED RESEARCH" shall mean the research activities conducted, pursuant to this Agreement, (i) by JHU, to rapidly characterize and evaluate the BMPs. GDFs and Collaborative Factors for commercial development by GI and/or MetaMorphix and (ii) by JHU and GI to rapidly Discover characterize and evaluate the Additional BMPs, Additional GDFs and Additional Collaborative Factors for commercial development by GI. For JHU, the Sponsored Research to be conducted hereunder shall be limited to the research sponsored by GI under Section 3.3 hereof and conducted in (or in collaboration with) Dr. Lee's JHU laboratory by Dr. Lee and/or other JHU faculty, students, fellows, and/or employees who have signed an Invention and Disclosure Agreement.

         1.78     "SPONSORED RESEARCH TERM" shall have the meaning set forth in
                  Section 3.3.1 hereof.

         1.79 "TGF-(BETA) ADDITIONAL FACTOR CLASS" shall mean all Additional Factors and Other TGF-(beta) Factors which share eighty percent (80%) amino acid sequence identity within their mature protein coding regions. The first Additional BMP, Additional GDF or Additional Collaborative Factor in a TGF-(beta) Class Discovered by a GI and/or JHU is the "First Member"; any other Factors Discovered by GI and/or JHU in that TGF-(beta) Class are "Subsequent Members."

         1.80 "TGF-(BETA) CLASS" shall mean a TGF-(beta) Factor Class or a TGF-(beta) Additional Factor Class, as applicable.

         1.81 "TGF-(BETA) FACTOR CLASS" shall mean all BMPs, GDFs, Collaborative Factors, Other TGF-(beta) Factors and, as between JHU and MetaMorphix only. GDF-I6 and GDF-17, which share eighty percent (80%) amino acid sequence identity within their mature protein coding regions. The first BMP, GDF or Collaborative Factor in a TGF-(beta) Class Discovered by a Party (or Parties) is the "First Member"; any other Factors Discovered by a Party (or Parties) in that TGF-(beta) Class are "Subsequent Members." However, any BMP. GDF or Collaborative Factor which shares eighty percent (80%) amino acid sequence identity within its mature protein coding region with both (a) a previously classified GI Factor and (b) a previously classified MetaMorphix Factor shall be classified, at the RMC's discretion after consultation with JHU, as (x) a Subsequent Member of the TGF-(beta) Class containing the GI Factor referred to in Subsection (a) of this Section or (y) a Subsequent Member of the TGF-(beta) Class containing the MetaMorphix Factor referred to in Subsection (b) of this Section or (z) the First Member of a new TGF-(beta) Class for purposes of this Agreement.

         1.82 "TGF-(BETA) FACTORS" shall mean the BMPs, the GDFs, the Collaborative Factors, the Additional BMPs. the Additional GDFs, the Additional Collaborative Factors. GDF-16. GDF-17 and the Other TGF-(beta) Factors, being all of the Factors in the TGF-(beta) Superfamily.

         1.83 "TGF-(BETA) SUPERFAMILY" shall mean (a) all of the molecules containing the amino acid pattern which reflects the conserved cysteine structure CX{24,29}CX{3}CX{25.38}CX{30.35}CXC and (b) any other molecules which the RMC, after consultation with JHU, reasonably determines are properly considered members of the TGF-(beta) Superfamily.

         1.84 "THIRD PARTY(IES)" shall mean any person(s) or entity(ies) other than JHU, MetaMorphix. GI and their respective Affiliates.

         1.85 "USE PATENT" shall mean, with respect to GI. a Patent within the GI Patent Rights or the Joint Patent Rights, and with respect to MetaMorphix, a Patent within the MetaMorphix Patent Rights or Joint Patent Rights, and with respect to JHU, a Patent within the JHU Patent Rights or the Joint Patent Rights, which Patent contains claims directed to a use of, or method of treatment using, a Product, and which does not contain composition claims directed to such Product.

         1.86 "VALID CLAIM" shall mean, with respect to the manufacture, use or sale of a Product, (a) a claim of an unexpired patent which shall not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or

                  (b) a claim of a patent application which is either (i) the subject of a pending patent interference proceeding or (ii) supported by the disclosure of such application or any prior filed patent application for a cumulative period not exceeding seven (7) years from the earliest date of such supporting disclosure for such claim in any such patent application.

2.       CONDITIONS PRECEDENT; THE CLOSING.

         2.1      GOVERNMENT APPROVALS.

                  2.1.1 THE PARTIES' OBLIGATIONS. Each Party shall use its good faith efforts to eliminate any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust authorities, promptly taking all steps to secure government antitrust clearance, including, without limitation, cooperating in good faith with any government investigation including the prompt production of documents and information demanded by a second request for documents and of witnesses if requested.

                  2.1.2 ADDITIONAL APPROVALS. Each Party will cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do. all other things necessary or desirable for the consummation of the transactions as contemplated hereby. Neither Party shall be required, however, to divest products or assets or materially change its business if doing so is a condition of obtaining any governmental approvals of the transactions contemplated by this Agreement.

         2.2      CORPORATE APPROVALS.

                  2.2.1 METAMORPHIX DIRECTOR AND SHAREHOLDER APPROVAL. MetaMorphix represents and warrants to GI that each member of its board of directors (excluding those Directors who are employed by GI and, for such reason recuse themselves from voting on this transaction) and each of its shareholders that hold twenty-five thousand (25.000) or more shares of MetaMorphix common or preferred stock of any series or class has approved MetaMorphix entering into this Agreement, performing its obligations hereunder and consummating the transactions contemplated hereby.

                  2.2.2 GENETICS INSTITUTE APPROVAL. GI represents and warrants that it has obtained all necessary management approvals to enter into this

                           Agreement, including, without limitation, any approvals from GI's parent company. American Home Products Corporation.

         2.3      THE CLOSING.

                  2.3.1 TIME AND PLACE. The Closing of the transactions contemplated hereby shall take place at the offices of the Wyeth-Ayerst Laboratories Division of American Home Products Corporation. St. Davids, Pennsylvania, at 10:00 A.M. (local time) on a date to be mutually agreed upon by the Parties, which date shall be within three (3) business days after the execution of this Agreement by each of the Parties and the delivery of such fully executed Agreement to each of the Parties.

                  2.3.2    GI DELIVERABLES. At the Closing, GI shall

                           (i) pay to MetaMorphix the amounts set forth in Sections 8.4, 10.2.1 and 10.2.2 hereof. to the extent such amounts have-not been paid by GI prior to the Closing;

                           (ii) in accordance with Section 8.1 hereof, deliver to MetaMorphix an executed Assignment Agreement (substantially in the form of Schedule 8.IA hereof) and an executed Stock Power (substantially in the form of Schedule 8.IB attached hereto) for each MetaMorphix stock certificate, along with the original stock certificate, held by GI, for the assignment to MetaMorphix of two million seven hundred thousand (2,700,000) shares of its MetaMorphix Series A Convertible Preferred Stock and nine hundred thousand shares (900,000) shares (i.e.. all) of its MetaMorphix Series B Convertible Preferred Stock, each of which are owned by GI as of the date this Agreement was signed by the Parties;

                           (iii) in accordance with Section 8.2 hereof, sign the Third Allonge to the Promissory Note (substantially in the form of Schedule 8.2 hereof); and

                           (iv) in accordance with Section 8.6 hereof, sign and deliver to MetaMorphix, JHU and Dr. Lee, the Termination Agreement (substantially in the form of Schedule 8.6 hereof)

                  2.3.3 METAMORPHIX DELIVERABLES. At the Closing, MetaMorphix shall

                           (i) in accordance with Section 8.2 hereof, sign and deliver to GI the Third Allonge to the Promissory Note (substantially in the form of Schedule 8.2 hereof:

                           (ii) in accordance with Section 8.1 hereof and the Assignment Agreement to be signed at the Closing, after receipt of the Assignment Agreement, the Stock Power and the original MetaMorphix stock certificates, a new original stock certificate in GI's name representing the two hundred thousand (200,000) shares of the MetaMorphix Series A Convertible Preferred Stock to be retained by GI:

                           (iii) in accordance with Section 8.6 hereof, sign and deliver to GI, JHU and Dr. Lee, the Termination Agreement (substantially in the form of Schedule 8.6 hereof); deliver to GI a written opinion of MetaMorphix' legal counsel that (a) this Agreement and the transactions contemplated hereby have been unanimously approved by (x) MetaMorphix' Board of Directors and (y) those MetaMorphix shareholders that own twenty-five thousand (25,000) or more shares of MetaMorphix stock of any class or series. and (b) MetaMorphix has the requisite authority and right to enter into this Agreement and perform all of its obligations hereunder, which opinion shall be in a form customary in like transactions.

                  2.3.4 JHU DELIVERABLES. At the Closing, JHU shall in accordance with Section 8.6 hereof, sign and deliver to GI, MetaMorphix and Dr. Lee, the Termination Agreement (substantially in the form of Schedule 8.6 hereof).

                  2.3.5 DR. LEE DELIVERABLES. At the Closing, Dr. Lee shall in accordance with Section 8.6 hereof, sign and deliver to GI, MetaMorphix and JHU, the Termination Agreement (substantially in the form of Schedule 8.6 hereof).

3.       THE RESEARCH.

         3.1 BACKGROUND and Goals. In conducting the Original Research in accordance with the 1994 Collaboration Agreement, a number of GDFs, BMPs and/or Collaborative Factors were Discovered by the Parties. The Parties desire to continue their efforts to evaluate and characterize such Factors and any other

                  Factors that were otherwise subject to the terms and conditions of the 1994 Collaboration Agreement. but wish to conduct such activities under a restructured relationship. Under such restructured relationship. GI-and JHU hereby form a sponsored research relationship whereby GI will provided certain sponsored research funding to JHU for use by JHU in evaluating and characterizing the GDFs, BMPs and Collaborative Factors and in Discovering, evaluating and characterizing Additional Factors. Additionally. until the expiration of the Collaborative Research Term, GI and MetaMorphix will continue to collaborate with respect to the evaluation and characterization of the GDFs, BMPs and Collaborative Factors which have not yet been selected or designated as either GI Factors or MetaMorphix Factors so that GI and MetaMorphix may utilize such information in selecting such Factors as either GI Factors or MetaMorphix Factors. As part of such collaboration GI will make available to MetaMorphix relevant information it receives from JHU under the Sponsored Research regarding such GDFs, BMPs and Collaborative Factors.

         3.2      THE ORIGINAL RESEARCH.

                  3.2.1 FUNDING. JHU acknowledges and agrees that it has received all payments due to it from MetaMorphix and/or GI with respect to its conduct of the Original Research.

                  3.2.2    DISCLOSURE OF INFORMATION.

                           3.2.2.1  DISCLOSURE OF SEQUENCES. Each Party
                                    represents and warrants to the other Parties that, prior to the Effective Date, it has reported and disclosed to the other Parties the cDNA sequence(s) encoding the mature/processed protein region of any BMPs, GDFs or Collaborative Factors Discovered by that Party in conducting the Original Research on or before May 31, 1998.

                           3.2.2.2 DISCLOSURE OF OTHER INFORMATION. Each Party shall promptly report and disclose to the other Parties, in writing, the applicable
                                    (x) Factor Rights developed in conducting the Original Research and (y) Data developed in conducting the Original Research as follows:

                                    (i)      in connection with the preparation,
                                             filing and maintenance by a Party
                                             of a Patent covering such Factor
                                             Rights, or a review of information
                                             by the Parties prior to public
                                             disclosure, the disclosure of such
                                             Factor Rights and Data may be
                                             limited to that Factor (or those
                                             Factors) which is (are) the
                                             subject of the Patent action or
                                             public disclosure: and

                                    (ii)     in connection with notice by GI or
                                             MetaMorphix of its intention to
                                             select, or trigger the selection
                                             of, any Available Factor under
                                             Article 5, below, the disclosure of
                                             such Factor Rights and Data shall
                                             not be limited to a particular
                                             Factor, but shall include
                                             information on ALL then-Available
                                             Factors which the disclosing Party,
                                             acting in good faith, determines is
                                             likely to be material to the
                                             selecting Party in making its
                                             selection decision, all according
                                             to the procedures set forth in
                                             Article 5 of this Agreement.

         3.3      THE SPONSORED RESEARCH.

                  3.3.1 SPONSORED RESEARCH TERM. The Sponsored Research shall be conducted by JHU as set forth herein beginning on June 1, 1998 and shall continue through November 30, 1999 or until such later date as JHU and GI may mutually agree in writing (the "Sponsored Research Term"). Any such extension of the Sponsored Research Term shall have no effect upon the length of the Collaborative Research Term, and shall not be considered to be an extension of the Original Research Term.

                  3.3.2 FUNDING. GI shall provide to JHU a total of one million one hundred eighty-two thousand four hundred sixty two dollars ($1,182,462) in sponsored research funding, four hundred fifty six thousand one hundred thirty eight dollars ($456.138) of which was paid to JHU on or about January 7. 1999 pursuant to the Letter of Intent. The remaining seven hundred twenty six thousand three hundred twenty four dollars ($726.324) will be provided to JHU in installments as follows:

                               Amount of Payment      Date Payment Is Due
                               -----------------      -------------------

                                        $181.581      within ten (10) days after
                                                      the Effective Date

                                        $181,581      March 1, 1999

                                        $181.581      June 1, 1999

                                        $181.581      September 1, 1999

                           Additionally. MetaMorphix had agreed to purchase and donate to JHU for use by Dr. Lee's laboratory in carrying out research activities that MetaMorphix had agreed to sponsor at JHU during the period commencing on December 1. 1997 and ending on November 30. 1998. up to two hundred fifty thousand dollars ($250.000) worth of equipment and supplies. GI agrees to partially reimburse MetaMorphix for such supply purchased by paying to MetaMorphix thirty seven thousand four hundred ninety dollars ($37.490) which amount will be paid on the Effective Date. Each of GI. JHU and MetaMorphix acknowledge and agree that the payment (in the amount of $456,138) made to JHU pursuant to the Letter of Intent and the thirty seven thousand four hundred ninety dollars ($37.490) payment to be made to MetaMorphix are being made by GI to assume previously unpaid sponsored research funding obligations of MetaMorphix to JHU and that, inconsideration of GI's assuming such obligations. MetaMorphix relinquishes all rights and licenses to any inventions, discoveries, Patents and know-how relating to any Additional GDFs or Additional Collaborative Factors Discovered by JHU on or after June 1. 1998. 'MetaMorphix further acknowledges that, as provided in Section 6.3.3 below, JHU has the right to grant and is granting to GI an exclusive license with respect to any such Additional Factors.

                  3.3.3 USE OF FUNDS; BUDGETS. JHU shall use the funds provided under Section 3.3.2 solely in support of activities in Dr. Lee's JHU laboratory, or in such other JHU laboratories or core facilities which are supporting Dr. Lee's laboratory, under the Sponsored Research to (i) characterize GDFs and Collaborative Factors for commercialization by GI and/or MetaMorphix and their respective sublicensees, and
                           (ii) to Discover and characterize Additional GDFs and Additional Collaborative Factors for commercialization by GI and its sublicensees, as provided herein. During the Sponsored Research Term. JHU. except as expressly permitted under Section 3.9 hereof. shall not use funds provided by a commercial entity, other than GI to support Dr. Lee's activities under the Sponsored Research. JHU, acting through Dr. Lee, has prepared an initial budget to guide JHU's expenditures for its Sponsored Research activities during the Sponsored Research Term, a copy of which is attached hereto as Schedule 3.3.3. The Sponsored Research funding may be increased only by written agreement of GI and JHU. In the event that GI and JHU agree to extend the Sponsored Research Term, any unexpended funds will be carried over for use in the following year.

                  3.3.4 SPONSORED RESEARCH PLAN. A' Sponsored Research Plan, which sets forth JHU's specific activities under the Sponsored Research and coordinates JHU's and GI's respective activities under the Sponsored Research. is attached hereto as
                           Schedule 3.3.4. With respect to JHU's activities under the Sponsored Research. the Sponsored Research Plan sets forth Dr. Lee's research activities for the full Sponsored Research Term: this portion of the Sponsored Research Plan has been reviewed and approved by GI. and shall be updated on an as needed basis as agreed in writing by Dr. Lee and GI. With respect to coordination of the Parties' activities under the Sponsored Research, the Sponsored Plan shall be reviewed each calendar quarter by the Dr. Lee and GI. JHU and GI each shall endeavor to carry out their portion of the Sponsored Research Plan consistent with the descriptions of Schedule 3.3.4.

                  33.5 SPONSORED RESEARCH ACTIVITIES. For JHU, the Sponsored Research shall be conducted in Dr. Lee's JHU laboratory, only by Dr. Lee and other JHU faculty, students, fellows and employees who have signed an Invention and Disclosure Agreement, using Sponsored Research funding provided by GI under this Section 3.3; PROVIDED, HOWEVER, that (i) JHU may utilize its genetics core sequencing facility and other core facilities in support of its Sponsored Research activities under this Agreement and (ii) Dr. Lee may collaborate with other JHU laboratories in performing the Sponsored Research, PROVIDED THAT (x) such collaboration is consistent with both the Sponsored Research Plan and JHU's representations and warranties set forth in Section 12.4 of this Agreement and (y) prior to commencement of such collaboration, JHU, acting through Dr. Lee, gives GI written notice of such proposed collaboration and (z) the JHU faculty, students, fellows and employees working in such other JHU laboratory have signed an Invention and Disclosure Agreement. GI shall review JHU's activities under the Sponsored Research. During the Sponsored Research Term and any extension of the Sponsored Research Term that JHU and GI may agree upon and for a period of six (6) months thereafter. JHU shall not collaborate or otherwise, directly or indirectly, work with MetaMorphix or any Third Party with respect to the Discovery of any Factor or characterization of any Additional Factor.

                  3.3.6 INVENTION and Disclosure Agreement. JHU, acting through Dr. Lee, shall require all JHU faculty, students, fellows and employees working in Dr. Lee's JHU laboratory or in any other JHU laboratory with which Dr. Lee collaborates, as provided in Section
                           3.3.4. above, who are engaged in the Discovery, evaluation and/or characterization of TGF-R Factors to sign an Invention and Disclosure Agreement. In the event Dr. Lee desires to disclose specific GI and/or MetaMorphix Confidential Information to any such JHU faculty, students. fellows or employees, prior to such disclosure JHU, acting through Dr. Lee shall require such JHU faculty, students, fellows and employees to sign a Confidentiality Agreement in the form appearing as
                           Schedule 3.3.6 to this Agreement covering such specific Confidential Information. JHU agrees to promptly provide to GI a copy of each such Invention and Disclosure Agreement and Confidentiality Agreement that is entered into in accordance with this Section 3.3.5 or any other provision of this Agreement. Additionally, within thirty (30) days after the Closing; JHU shall provide to GI a copy of each Invention and Disclosure Agreement and Confidentiality Agreement that had been entered into prior to the Closing.

                  3.3.7    DISCLOSURE OF INFORMATION.

                           3.3.7.1 DISCLOSURE OF SEQUENCES. JHU agrees to promptly (within twenty-five (25) days after Discovery) report and disclose to GI the cDNA sequence(s) encoding the mature/processed protein region of any Additional GDFs or Additional Collaborative Factors Discovered by JHU during the Sponsored Research Term or the six (6) month period following the end of the Sponsored Research Term.

                           3.3.7.2  DISCLOSURE OF OTHER INFORMATION. Subject to
                                    Section 3.3.7.3, below, JHU, from time to time, but no less often than once each Calendar Quarter, during the Sponsored Research Term (including any extensions thereof), shall disclose to GI (x) any Factor Rights (other than the cDNA sequences promptly disclosed under Section 3.3.7.1, above) and (y) any Data which relates to the Sponsored Research. GI may, at its sole option, either (i) disclose toMetaMorphix or
                                    (ii) require JHU to disclose toMetaMorphix.
                                    any such Factor Rights and Data which
                                    relates to one or more of the BMPs, GDFs or Collaborative Factors that have not yet become either a GI Factor or a MetaMorphix Factor in accordance with the selection process set forth in Article 5 below, PROVIDED, HOWEVER, that JHU shall not disclose any such Factor Rights or Data to MetaMorphix without GI's prior consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, upon GI's request, which request may be made from time to time, JHU shall promptly (within fourteen (14) days of such request) disclose to GI all such Factor Rights and Data which JHU has not previously disclosed to GI.

                                    Notwithstanding the foregoing. JHU agrees that it will not disclose to MetaMorphix any Factor Rights or Data pertaining to any GI Factor (after such Factor has been selected by GI in accordance with Article 5 hereof) or to any Additional Factor without GI's prior written consent. which consent may be provided or withheld in GI's sole discretion.

                           3.3.7.3 MANDATORY DISCLOSURE OF OTHER INFORMATION. Notwithstanding Section 3.3.7.2, above, JHU shall promptly report and disclose to GI and, if GI requests JHU to do so, to MetaMorphix, in writing, the applicable (x) Factor Rights and (y) Data, as follows:

                                    i.       in connection with the preparation,
                                             filing and maintenance by JHU of a
                                             Patent covering the Factor Patent
                                             Rights, or a review of information
                                             by the Parties prior to public
                                             disclosure, the disclosure of such
                                             Factor Rights and Data may be
                                             limited to that Factor (or those
                                             Factors) which is (are) the subject
                                             of the Patent action or public
                                             disclosure;

                                    ii.      in connection with notice by GI or
                                             MetaMorphix of its intention to
                                             select, or trigger the selection
                                             of, any Available Factor under
                                             Section 5, below, the disclosure of
                                             such Factor Rights and Data shall
                                             not be limited to a particular
                                             Factor, but shall include
                                             information on all then-Available
                                             Factors which the disclosing Party,
                                             acting in good faith, determines is
                                             likely to be material to the
                                             selecting Party in making its
                                             selection decision, all according
                                             to the procedures set forth in
                                             Section 5 of this Agreement; and

                                    iii.     in connection with submission of
                                             JHU's annual report, as provided in
                                             Subsection 3.3.8, below.

                  3.3.8 ANNUAL REPORTS. Each of GI and JHU shall prepare and submit to the other, within thirty (30) days of the end of the Sponsored Research Term and within thirty
                           (30) days of the end of each year of any extension of the Sponsored Research Term, a report summarizing that Party's activities under the Sponsored Research during the preceding year.

                  3.3.9 EQUIPMENT. Pursuant to the 1994 Collaboration Agreement, JHU, utilizing a portion of the funds it received from MetaMorphix, purchased tissue culture equipment, molecular biology equipment and protein test equipment identified in
                           Schedule 3.3.9 attached hereto. In accordance with the terms of the 1994 Collaboration Agreement. JHU owns such equipment and shall continue to own such equipment. JHU agrees that during the Sponsored Research Term, such equipment will be located in Dr. Lee's JHU laboratory and will be used primarily by JHU personnel engaged in the . Sponsored Research under this Agreement.

                  3.3.10 EXCLUSIVITY OF RESEARCH. During the Sponsored Research Term and for a period of six (6) months following the expiration of the Sponsored Research Term, Dr. Lee, except as expressly permitted under Sections 3.9 and/or 3.10 hereof, will not participate (as a researcher, consultant or advisor) in any research sponsored or otherwise funded by a commercial entity (except a Party) which is intended to characterize previously-Discovered TGF-(beta) Factors (except for GDF 1), and Discover and characterize new Factors, in the TGF-(beta) Superfamily. During the Sponsored Research Term and for such time as they are engaged in the Discovery and characterization of TGF-(beta) Factors in (or in collaboration with) Dr. Lee's JHU laboratory, the JHU faculty, students, fellows and employees who have signed an Invention and Disclosure Agreement shall give JHU immediate notice of any formal affiliations they are negotiating or may have (as researchers, consultants or advisors) with a commercial entity (except GI) which is intended to discover, identify and/or characterize Factors in the TGF-(beta) Superfamily. JHU, acting through Dr. Lee, shall describe to GI any such notice its receives under an Invention and Disclosure Agreement, and thereafter, JHU shall have no further obligation, PROVIDED that such Invention and Disclosure Agreement remains in effect, and FURTHER PROVIDED, that JHU, acting through Dr. Lee, notifies such commercial entity of the existence of such Invention and Disclosure Agreement between JHU and such JHU faculty, student, fellow or employee.

         3.4      THE COLLABORATIVE RESEARCH.

                  3.4.1 THE COLLABORATIVE RESEARCH TERM. The Collaborative Research began as of June 1. 1998 and shall be conducted by GI and MetaMorphix through November 30, 1999 or such later date as may be mutually agreed upon in writing by the Parties (the "Collaborative Research Term"). Any such extension of the Collaborative Research Term shall have no effect on the length of the Sponsored Research Term.

                  3.4.2 COLLABORATIVE RESEARCH PLAN. A Collaborative Research Plan. which sets forth GI's and MetaMorphix's specific activities under the Collaborative Research and coordinates the GI's and MetaMorphix's respective activities under the Collaborative Research, is attached hereto as Schedule 3.4.2. With respect to coordination of the GI's and MetaMorphix's activities under the Collaborative Research, the Collaborative Research Plan shall be reviewed each calendar quarter by the RMC. The Parties shall endeavor to carry out their portion of the Collaborative Research Plan consistent with the descriptions of Schedule 3.4.2.

                  3.4.3 RESEARCH MANAGEMENT COMMITTEE. Pursuant to the 1994 Collaboration Agreement, GI and MetaMorphix formed a Research Management Committee (the "RMC") which committee shall continue to exist during the Collaborative Research Term of this Agreement. The function of the RMC shall be to (i) advise GI and MetaMorphix on the direction of the Collaborative Research, (ii) coordinate GI's and MetaMorphix's activities under the Collaborative Research, (iii) facilitate the exchange of ideas and information by GI and MetaMorphix under this Agreement and (iv) mediate any disputes between GI and MetaMorphix, as provided in Sections 1.81 and Article S. The RMC shall consist of four (4) members, two (2) of whom shall be designated by GI and two (2) of whom shall be designated by MetaMorphix (with only the non-GI representatives on the MetaMorphix board of directors voting in the selection of such. representatives). Communications between GI and MetaMorphix with respect to the Discovery, characterization, evaluation and selection of BMPs, GDFs and Collaborative Factors shall be directed to each of GI's and MetaMorphix's respective RMC members and confirmed with copies to each of GI's and MetaMorphix's respective RMC members, subject to
                           Section 3.4.6, below, GI and MetaMorphix may assign its members to the RMC as it deems appropriate, and designated substitutes may represent RMC members at regularly scheduled meetings at the discretion of the substituting Party. The RMC will meet at least once per calendar quarter during the Collaborative Research Term, alternating between GI and MetaMorphix locations, to review their progress under the Collaborative Research and other activities under this Agreement subject to Section 3.4.6, below. Actions by and decisions of the RMC shall require the affirmative vote of at least three (3) RMC members. GI and MetaMorphix shall each designate an overall project manager to coordinate preparation of short written reports summarizing each of GI's and MetaMorphix's Collaborative Research efforts, to be provided to each of the RMC members in advance of each quarterly RMC meeting, subject to

                           Section 3.4.6, below. It is contemplated that, in addition to reports to, and meetings of the RMC there will be frequent communications among the scientists and project managers to keep GI and MetaMorphix advised of current Collaborative Research activities, subject to Section 3.4.6, below.

                  3.4.4 COLLABORATIVE RESEARCH ACTIVITIES. In conducting its activities under the Collaborative Research, GI, at its own expense, shall allocate at least one (1) full time equivalent scientist to the Collaborative Research, together with such technical staff, equipment and supplies as are reasonably necessary to support those GI scientists. In conducting its activities under the Collaborative Research, MetaMorphix, at its own expense, shall allocate at least one (1) full time equivalent scientist to the Collaborative Research, together with such technical staff, equipment and supplies as are reasonably necessary to support such MetaMorphix scientist. During the Collaborative Research Term and any extension of the Sponsored Research Term that JHU and GI may agree upon and for a period of six (6) months thereafter. MetaMorphix shall not collaborate or otherwise, directly or indirectly, except through the Collaborative Research or as otherwise expressly permitted under Sections 3.9 and/or 3.10 hereof work with JHU with respect to the Discovery or characterization of any Factor.

                  3.4.5 DISPUTE RESOLUTION. In the event the RMC is unable to resolve any issue which properly comes before it within sixty (60) days, senior executives from each of GI and MetaMorphix shall meet promptly following a notice from either such Party in order to discuss and resolve, within sixty (60) days, the outstanding issues facing the RMC.

                  3.4.6    DISCLOSURE OF INFORMATION.

                           3.4.6.1 DISCLOSURE OF SEQUENCES. Each of GI and MetaMorphix represents and warrants to the other Parties that, on or before the Effective Date, it has reported and disclosed to the other Parties the cDNA sequence(s) encoding the mature/processed protein region of any BMPs, GDFs or Collaborative Factors Discovered by that Party.

                           3.4.6.2  DISCRETIONARY DISCLOSURE OF OTHER
                                    INFORMATION. Subject to Section 3.3:6.3, below, each of GI and MetaMorphix may, at its discretion, from time to time disclose to the other Parties during the Collaborative Research Term (x) any Factor Rights (other than the cDNA sequences promptly disclosed under Section 3.4.6.1, above) and (y) any Data which relates to the Collaborative Research.

                           3.4.6.3 MANDATORY DISCLOSURE OF OTHER INFORMATION. Notwithstanding Section 3.4.6.2 above, each of GI and MetaMorphix shall promptly report and disclose to the other Parties, in writing, the applicable (x) Factor Rights and (y) Data, (in each case, including any Data received from JHU) as follows:

                                    i.       in connection with the preparation,
                                             filing and maintenance by such
                                             Party of a Patent covering the
                                             Factor Patent Rights, or a review
                                             of information by the Parties prior
                                             to public disclosure, the
                                             disclosure of such Factor Rights
                                             and Data may be limited to that
                                             Factor (or those Factors) which: is
                                             (are) the subject of the Patent
                                             action or public disclosure;

                                    ii.      in connection with notice by GI or
                                             MetaMorphix of its intention to
                                             select, or trigger the selection
                                             of, any Available Factor under
                                             Article 5, below, the disclosure of
                                             such Factor Rights and Data shall
                                             not be limited to a particular
                                             Factor, but shall include
                                             information on ALL then-Available
                                             Factors which the disclosing Party,
                                             acting in good faith, determines is
                                             likely to be material to the
                                             selecting Party in making its
                                             selection decision, all according
                                             to the procedures set forth in
                                             Article 5 of this Agreement; and

                                    iii.     in connection with submission of
                                             each Party's annual report, as
                                             provided in Section 3.4.7, below.

                  3.4.7 ANNUAL Reports. Each of GI and MetaMorphix shall prepare and submit to the other, within thirty (30) days of the end of the Collaborative Research Term, and if the Collaborative Research Term is extended in accordance with Section 3.4.1 hereof, within thirty
                           (30) days after the end of each year of such extension of the Collaborative Research Term, a report summarizing that Party's activities under the Collaborative Research during the preceding year. No such annual_ reports are due by GI or by MetaMorphix with respect to the Original Research.

         3.5      DISCLOSURE OF INFORMATION BY AND TO JHU.

                  3.5.1 JHU DISCLOSURES. For JHU, the information and data it discloses to GI and/or MetaMorphix shall be limited to information and data developed in Dr. Lee's JHU laboratory by Dr. Lee and other JHU faculty, students, fellows and employees who are conducting the Sponsored Research under this Agreement.

                  3.5.2 GI AND METAMORPHIX DISCLOSURES. Any Confidential Information which GI or MetaMorphix desires to disclose to JHU shall be disclosed to (and only to) Dr. Lee. As provided in Section 3.3.6, above, JHU, acting through Dr. Lee, shall require all JHU faculty, students, fellows and employees to whom specific GI and/or MetaMorphix Confidential Information is to be disclosed to first sign a Confidentiality Agreement in the form appearing as
                           Schedule 3.3.6 to this Agreement covering such specific Confidential Information.

         3.6 OWNERSHIP OF RESULTS. GI shall own all GI Rights resulting from the conduct of the Original Research, the Collaborative Research and/or the Sponsored Research, even though use of MetaMorphix' and/or JHU's Confidential Information may have been incidental to the development of such GI Rights. MetaMorphix shall own all MetaMorphix Rights resulting from the conduct of the Original Research and/or the Collaborative Research, even though use of GI's and/or JHU's Confidential Information may have been incidental to the development of such MetaMorphix Rights. JHU shall own all JHU Rights resulting from the conduct of the Original Research, the Collaborative Research and/or the Sponsored Research even though use of GI's and/or MetaMorphix' Confidential Information may have been incidental to the development of such JHU Rights. GI and MetaMorphix, or GI and JHU, or JHU and MetaMorphix, as applicable, - shall jointly own all Joint Rights or Additional Factor Joint Rights resulting from the conduct of the Collaborative Research. Should any issue of inventorship of a BMP. GDF or Collaborative Factor arise among the Parties regarding inventions made prior to June 1, 1998, the chief patent counsel or other designee of each Party shall attempt to resolve such issue. Failing resolution, the inventorship issue shall be referred to an independent, outside patent expert, mutually acceptable to all Parties, whose determination of inventorship shall be binding on GI and MetaMorphix, or GI and JHU, or JHU and MetaMorphix, as applicable. The costs of such outside patent expert shall be shared equally by the Parties involved in the dispute.

         3.7 RESEARCH LICENSE. During the Collaborative Research Term, each Party grants to the other Parties a royalty-free, non-exclusive license under their respective interests in the Factor Rights solely for the purposes of performing their Collaborative Research activities under this Agreement. During the Sponsored Research Term, GI and JHU grant to each other a royalty-free, non-exclusive license under their respective interests in the Factor Rights and the Additional Factor Rights, solely for the purposes of performing the Sponsored Research activities under this Agreement. At the end of the Collaborative Research Term JHU shall have a royalty-free. non-exclusive, non-transferable, perpetual license under the Factor Rights existing as of the end of the Collaborative Research Term, without the right to grant sublicenses except as provided in Section 6.6, below, solely for academic, non-commercial research purposes. At the end of the Sponsored Research Term, JHU shall have a royalty-free, non-exclusive, nontransferable license under the Additional Factor Rights existing as of the end of the Sponsored Research Term, without the right to grant sublicenses except as provided in Section 6.6, below, solely for academic, noncommercial research purposes.

         3.8 ACKNOWLEDGEMENT. Each Party acknowledges that its promise to fully disclose in a timely manner information to the other Parties related to the Collaborative Research and/or the Sponsored Research, as provided in this Article 3, was material to the other Parties' decisions to enter this Agreement and is crucial to the Parties' success hereunder.

         3.9 METAMORPHIX SPONSORED RESEARCH. So long as the confidentiality requirements and other restrictions and obligations (including, without limitation, the obligation to disclose and license to GI certain intellectual property relating to Additional Factors and BMPs, GDFs and Collaborative Factors as set forth in this Article 3 and in Article 6 hereof) of the JHU/GI Sponsored Research relationship are recognized and adhered to. MetaMorphix may sponsor research in Dr. Lee's laboratory at JHU, which research may relate to the characterization of MetaMorphix Factors, GDF-16. GDF-17 and unassigned BMPs, GDFs and Collaborative Factors but may not relate to any GI Factor, any Additional Factor, or the Discovery evaluation or characterization of any other TGF(beta) Factor, PROVIDED HOWEVER, that (i) any and all information or data developed or generated by Dr. Lee. JHU or MetaMorphix in performing such sponsored research, which information or data relates to any TGF-(beta) Factor or the Collaborative Research or Sponsored Research activities conducted by the Parties under this Agreement, shall be disclosed to GI as if such information and data were developed or generated by Dr. Lee of JHU as part of or in connection with the GI/JHU Sponsored Research relationship and (ii) all such data and information shall be deemed to be included within the definition of the JHU Know-How or the MetaMorphix Know-How as applicable and GI and MetaMorphix shall each have the right and license to use all such data and information in accordance with and subject to the terms and conditions of this Agreement.

         3.10 DR. LEE AS CONSULTANT TO METAMORPHIX. During the Sponsored Research Term, Dr. Lee shall be permitted to continue to serve as a consultant to MetaMorphix should Dr. Lee and MetaMorphix agree to continue such relationship, PROVIDED, HOWEVER, that, upon and after the execution of this Agreement, (i) the confidentiality requirements and other restrictions and obligations (including, without limitation, the obligation to disclose and license to GI certain intellectual property relating to Additional Factors and BMPs, GDFs and Collaborative Factors as set forth in this Article 3 and in
                  Article 6 hereof) of the JHU/GI Sponsored Research relationship are recognized and adhered to, (ii) such consulting services shall not relate to the Discovery of any TGF-(beta) Factor, to any GI Factor or to any Additional Factors, (iii) any information, data, or inventions, made or developed by Dr. Lee or MetaMorphix in connection with such consulting services, shall be deemed to be included within the JHU Know-How or the MetaMorphix Know-How as applicable, would be included in the rights licensed by MetaMorphix or JHU, as applicable, and, to the extent such information, data. or inventions relate to the Collaborative Research, GI shall have the right to use all such data and information in accordance with and subject to the terms and conditions of this Agreement.

4.       SUPPLY OF MATERIALS.

         4.1 SUPPLY OF Materials in Connection WITH THE SPONSORED RESEARCH. Except as otherwise expressly provided by this Agreement, during the Sponsored Research Term, each of JHU and GI shall, at its respective sole cost and expense, use reasonable and diligent efforts to supply to the other such reasonable quantities and types of GDFs, Collaborative Factors, Additional GDFs or Additional Collaborative Factors (or cell lines that express such GDFs, Collaborative Factors, Additional GDFs and/or Additional Collaborative Factors) and other materials in that Party's possession and control as GI and JHU may agree are reasonably required to carry out their respective obligations under this Agreement. GI, in turn, shall have the right to supply any such GDFs or Collaborative Factors (or cell lines that express such GDFs or Collaborative Factors) received from JHU hereunder to MetaMorphix in accordance with Section 4.2 hereof, or, alternatively, to require JHU to supply any such GDFs or Collaborative Factors (or cell lines that express such GDFs or Collaborative Factors) directly to MetaMorphix. GI shall permit two (2) JHU students, working under Dr. Lee's supervision, to visit GI facilities during the Sponsored Research Term (subject to those students signing appropriate confidentiality agreements required by GI) for the sole purpose of expressing and purifying proteins expressed from unassigned GDFs and Collaborative

                  Factors and from Additional GDFs and Additional Collaborative Factors for subsequent evaluation and characterization at JHU in accordance with the Sponsored Research Plan. Any GDFs, Collaborative Factors. Additional GDFs, Additional Collaborative Factors and other materials delivered to a Party in accordance with this Section 3.1 shall remain the property of the furnishing Party.

         4.2      SUPPLY OF MATERIALS TO METAMORPHIX.

                  4.2.1 UNASSIGNED BMPS, GDFS AND COLLABORATIVE FACTORS. During the Collaborative Research Term, GI shall, at its sole cost and expense, use commercially reasonable and diligent efforts to supply MetaMorphix with reasonable quantities of protein expressed from unassigned BMPs, GDFs and Collaborative Factors which GI has elected to evaluate, for MetaMorphix to perform its own evaluations. The quantity (which, subject to the limitations set forth below, shall be no less than 50% of the amount GI produces for its own use in evaluating such Factors), quality and purity of any protein so provided to MetaMorphix under this Section 4.2.1 shall be substantially equivalent to the quantity (if any), quality and purity of such protein GI produces for its own use in its evaluation of such unassigned BMPs, GDFs and Collaborative Factors, PROVIDED, HOWEVER, that in no event shall GI be obligated to supply to MetaMorphix more than two (2) milligrams of protein for each such BMP. GDF or Collaborative Factor. In addition, GI may, but shall not be obligated, to supply MetaMorphix, at MetaMorphix's cost and expense. with protein expressed from unassigned BMPs, GDFs and Collaborative Factors which GI has not yet elected to evaluate, for MetaMorphix to perform its evaluations in accordance with the Collaborative Research Plan and Section 5.1 of this Agreement. MetaMorphix agrees to make no other use of any protein supplied to it under this Section 4.2.1 (unless and until MetaMorphix may select such Factor as a MetaMorphix Factor, in which event MetaMorphix may use any remaining stocks of such protein supplied to MetaMorphix hereunder for the continued research and development of such MetaMorphix Factor. Any BMPs, GDFs. Collaborative Factors and other materials delivered to MetaMorphix in accordance with this
                           Section 4.2.1 shall remain the property of the furnishing Party (GI or JHU, as applicable).

                  4.2.2 METAMORPHIX FACTORS. During the Collaborative Research Term, GI, subject to GI's manufacturing capabilities, limitations, schedules and priorities, will use its Commercially Reasonable Efforts to supply MetaMorphix, at GI's cost, with reasonable quantities of protein expressed from GDF-8, GDF-11 and GDF-12 for use by MetaMorphix in developing MetaMorphix Products based on such MetaMorphix Factors for use in the MetaMorphix Field. The quantity (which. subject to the limitation set forth below, shall be no less than 50% of the amount GI produces for its own use), quality and purity of any protein so provided to MetaMorphix under this Section 4.2.1 shall be substantially equivalent to the quantity (if any), quality and purity of such protein GI produces for its own use in the research and development of GI Type B Products based on such Factors, PROVIDED, HOWEVER, that in no event shall GI be obligated to supply to MetaMorphix more than two (2) milligrams of protein for each such MetaMorphix Factor. MetaMorphix shall not request unreasonable quantities of any such MetaMorphix Factor or impose unreasonable time or other constraints on GI, it being understood that GI has and will have other products which place demands on its protein expression capacity and that GI will endeavor to supply such protein to MetaMorphix during the six (6) month period following the Effective Date. GI shall consider, in good faith, MetaMorphix' requests for such MetaMorphix Factors at the time GI is evaluating its other protein expression priorities. In the event GI is unable or unwilling to supply MetaMorphix with such quantities of such MetaMorphix Factors for such development purposes as required above in this Section 4.2.2, GI will use its Commercially Reasonable Efforts to provide MetaMorphix, at GI's cost and expense, WITH vectors and/or cell Lines, if available, which are necessary for MetaMorphix to express, or have expressed, such MetaMorphix Factors for use by MetaMorphix in developing MetaMorphix Products based on such MetaMorphix Factors in the MetaMorphix Field. Any BMPs, GDFs, Collaborative Factors, vectors, cell lines and other materials delivered to MetaMorphix in accordance with this Section 4.2.2 shall remain the property of GI, PROVIDED, HOWEVER, that GI shall have no right or license to any intellectual property right arising from MetaMorphix' use of such BMPs. GDFs. Collaborative Factors, vectors, cell lines and other materials, except as expressly provided in this Agreement.

                  4.2.3 SUPPLY of Reagents and ANTIBODIES. During the Collaborative Research Term GI, subject to GI's manufacturing capabilities, limitations, schedules and priorities, shall use its Commercially Reasonable Efforts to supply, at its expense, MetaMorphix with up to thirty (30) liters of GDF-8 conditioned media, up to ten (10) liters of GDF-9 conditioned media, up to ten (10) liters of GDF-11 conditioned media, up to ten (10) liters of GDF-12 conditioned media, up to five (5) milligrams of monoclonal antibodies targeted against GDF-8, up to five (5) milligrams of monoclonal antibodies targeted against GDF-9, up to five (5) milligrams of monoclonal antibodies targeted against GDF-11 and up to two (2) milliliters of polyclonal antibodies targeted against GDF-12. GI will endeavor to supply such reagents and antibodies to MetaMorphix during the six (6) month period following the Effective Date, PROVIDED, HOWEVER. that any failure to supply such quantities of reagents and/or antibodies to MetaMorphix shall not be considered to be a material breach of GI's obligations under this Agreement. Any reagents and antibodies delivered to MetaMorphix in accordance with this Section 4.2.2 shall remain the property of GI, provided, however, that GI shall have no right or license to any intellectual property rights arising from MetaMorphix' use of such reagents and antibodies, except as expressly provided in this Agreement.

                  4.2.4 SUPPLY OF FACTORS, REAGENTS AND ANTIBODIES AFTER COLLABORATIVE RESEARCH TERM. GI shall have no obligation to supply any Factors, reagents or antibodies to MetaMorphix after the expiration or earlier termination of the Collaborative Research Term. In the event that, after the expiration or earlier termination of the Collaborative Research Term, MetaMorphix desires to continue purchasing MetaMorphix Factors, related reagents and/or antibodies from GI for use in the development and commercialization of MetaMorphix Factors for use in the MetaMorphix Field and GI, in its sole discretion, is willing to continue supplying MetaMorphix with such MetaMorphix Factors, reagents and/or antibodies for such purpose, GI and MetaMorphix, with no obligation as to outcome, will each use its respective good faith efforts to negotiate a supply agreement pursuant to which GI would manufacture and MetaMorphix would purchase from GI such MetaMorphix Factors, reagents and/or antibodies.

         4.3 SUPPLY OF MATERIALS BY METAMORPHIX. In the event that, during the Collaborative Research Term, MetaMorphix expresses or otherwise has obtained (other than from GI) or has excess quantities of any BMP, GDF or Collaborative Factor that has not yet been selected, in accordance with Article 5 hereof, as either a MetaMorphix Factor or a GI Factor, MetaMorphix, upon GI's request, shall supply to GI a reasonable quantity of such Factors (or, if available, cell lines expressing such Factors), for use by GI in conducting its evaluation of such Factors in accordance with the Collaborative Research Plan and
                  Section 5.1 hereof. The quantity, quality and purity of any protein so provided to GI under this Section 4.3 shall be substantially equivalent to the quantity, quality and purity of such protein MetaMorphix produces or obtains for its own use in its evaluation of such Factors. GI will, in turn, have the right to supply to JHU any such Factors (or cell lines expressing such Factors) received from MetaMorphix in accordance with this Section 4.3 or, alternatively, MetaMorphix. upon GI's request, shall supply such Factors (or cell lines expressing such Factors) directly to JHU for subsequent evaluation and characterization of such Factors in accordance with the Sponsored Research Plan. Any BMPs. GDFs, Collaborative Factors and other materials delivered by MetaMorphix to GI or JHU in accordance with this Section 4.3 shall remain the property of MetaMorphix, unless such Factors or materials were previously provided to MetaMorphix by GI or JHU in accordance with Sections 4.2 hereof, in which case, such Factors or Materials shall remain the property of the Party that supplied such Factors or materials to MetaMorphix.

         4.4 SUPPLY OF CERTAIN MATERIALS TO DR. Lee. During the term of this Agreement, each of GI and MetaMorphix shall provide reasonable quantities of GDFs Discovered by JHU, if available in excess of such Party's own needs, to Dr. Lee (whether or not Dr. Lee is then affiliated with JHU) solely for academic, non-commercial research purposes, pursuant to GI's or MetaMorphix's standard material transfer agreement, as applicable. Additionally, during the term of this Agreement, GI shall have a continuing obligation to provide reasonable quantities of Additional GDFs Discovered by JHU, if available, to Dr. Lee (whether or not Dr. Lee is then affiliated with JHU) solely for academic, non-commercial research purposes, pursuant to GI's standard material transfer agreement.

         4.5 LIMITATIONS ON USE OF Factors. Unless the furnishing Party shall otherwise give its prior written consent, the receiving Party shall not use the BMPs, GDFs, Collaborative Factors, Additional GDFs, Additional Collaborative Factors or other materials provided to it under this Article 4 for any purposes other than to conduct (a) the Sponsored Research during the Sponsored Research Term or the Collaborative Research during the Collaborative Research Term, as applicable, and (b) following the Sponsored Research Term or the Collaborative Research Term, as applicable, such other activities as are expressly permitted under this Article 4, including, without limitation, JHU's continuing right to use such Factors solely for academic, non-commercial research. Any other uses of the BMPs, GDFs, Collaborative Factors, Additional GDFs or Additional Collaborative Factors or other materials by a receiving Party shall be governed by the terms of separate material transfer agreements, if any, executed by the furnishing Party and the receiving Party.

5.       EVALUATION AND SELECTION OF FACTORS.

         5.1 EVALUATION. During the Collaborative Research Term, GI and MetaMorphix each shall evaluate those BMPs. GDFs and Collaborative Factors which, it, in its sole discretion chooses to evaluate, for purposes of ascertaining which

                  Factors such Party desires to select in accordance with
                  Section 5.3 below. The RMC shall determine when sufficient quantities of protein are available for GI and MetaMorphix to evaluate a particular BMP, GDF or Collaborative Factor. The Parties shall have up to six (6) months. or such shorter period of time as the RMC may determine. (the "Evaluation Period" to perform their evaluations of such Factors. The RMC's determination that sufficient quantities of a particular Factor are available may be made at any time during the term of this Agreement. and need not be made at a bi-annual meeting of the RMC.

         5.2 AVAILABLE FACTORS. As of the Effective Date, the BMPs, GDFs and Collaborative Factors listed on Schedule 5.2 are available for selection by GI or MetaMorphix in accordance with the selection procedures set forth in Section 5.3 hereof (each, an "Available Factor"). Upon completion of the Evaluation Period described in Section 5.1 hereof with respect to any BMP. GDF or Collaborative Factor that has not yet been selected by GI as a GI Factor or MetaMorphix as a MetaMorphix Factor or which has not yet been included on the list of Available Factors referenced in the preceding sentence, such Factor shall, at such time, become an Available Factor and shall be added to the list of Available Factors appearing in Schedule 5.2. Notwithstanding the foregoing, any BMP, GDF or Collaborative Factor that has not yet been selected by GI as a GI Factor or MetaMorphix as a MetaMorphix Factor and which has not become an Available Factor as of November 30. 1999. or such later date as GI and MetaMorphix may mutually agree upon. in writing, shall, as of such date, be deemed to be an Available Factor and added to the list of Available Factors appearing in
                  Schedule 5.2.

         5.3      SELECTION OF AVAILABLE FACTORS.

                  5.3.1    ORDER OF SELECTION.

                           5.3.1.1 METAMORPHIX HAS FIRST SELECTION. MetaMorphix shall be the first Party to select an Available Factor from among the then-Available Factors, by giving written notice to the other Parties of its intention to make a selection. Following receipt of such notice, the other Parties shall promptly disclose Factor Rights and Data to MetaMorphix, as provided in Section 3.4.6, above, and thereafter, MetaMorphix shall promptly (within thirty (30) days) make its selection. Upon its selection by MetaMorphix, that Available Factor shall be designated a MetaMorphix Factor by deleting it from Schedule 5.2 and listing it on
                                    Schedule 1.62. The Parties acknowledge that on September 28, 1998 MetaMorphix provided written notice. to the other Parties of its intention to make the first selection of an Available

                                    Factor, and agree that, to the extent the Factor Rights and Data required to be disclosed by each Party to the other Parties in response to such notice has not been disclosed to such other Parties as of the Effective Date, such undisclosed Factor Rights and Data shall be disclosed to MetaMorphix and GI as soon as practicable after the Effective Date..

                           5.3.1.2 GI HAS NEXT SELECTION. GI shall be the second Party to select an Available Factor from among the then-Available Factors, by giving written notice to the other Parties of its intention to make a selection. Following receipt of such notice, the other Parties shall promptly disclose Factor Rights and Data to GI, as provided in Sections 3.3.7 and 3.4.6, above, and thereafter, GI shall promptly (within thirty
                                    (30) days) make its selection. Upon its
                                    selection by GI, that Available Factor shall be designated a GI Factor by deleting it from Schedule 5.2 and listing it on Schedule 1.39.

                           5.3.1.3  ALTERNATING SELECTIONS. Thereafter,
                                    MetaMorphix and GI shall alternate in their selections from the Available Factors. If it is a Party's turn to select an Available Factor, it may do so at any time, subject to the other Party's right to trigger the selection procedure, as set forth in Section 5.3.2, below.

                  5.3.2    TRIGGERING A SELECTION.

                           5.3.2.1 GI'S RIGHT TO TRIGGER A SELECTION. Where MetaMorphix has the next selection, GI can trigger the selection procedure for an Available Factor by giving MetaMorphix written notice of GI's desire to select from among the then Available Factors. Following receipt of such notice, the Parties shall promptly disclose to one another Factor Rights and Data, as provided in Sections
                                    3.3.7 and 3.4.6, above. Following such
                                    disclosure, MetaMorphix shall have thirty
                                    (30) days to exercise its turn to select an Available Factor from among the then-Available Factors. If MetaMorphix selects an Available Factor, then the selection procedure continues, on an alternating basis, with GI having the right to make the next selection. If, at the end of the thirty (30) day period. MetaMorphix has not exercised its turn to select an Available Factor, then GI shall have the right to select from among the then-Available Factors, and the selection process continues, on an alternating basis, with MetaMorphix having the right to make the next selection.

                           5.3.2.2 METAMORPHIX' RIGHT TO TRIGGER A SELECTION. Where GI has the next selection. MetaMorphix can trigger the selection procedure for an Available Factor, by giving GI written notice of MetaMorphix's desire to select from among the then-Available Factors. Following receipt of such notice, the Parties shall promptly disclose to one another Factor Rights and Data, as provided in Section 3.4.6, above. Following such disclosure, GI shall have thirty (30) days to exercise its turn to select an Available Factor from among the then-Available Factors. If GI selects an Available Factor, then the selection procedure continues, on an alternating basis, with MetaMorphix having the right to make the next selection. If, at the end of the thirty (30) day period, GI has not exercised its turn to select an Available Factor, then MetaMorphix shall have the right to select from among the then-Available Factors, and the selection process continues, on an alternating: basis, with GI having the right to make the next selection.

                           5.3.2.3 LIMITATION ON RIGHT TO TRIGGER A SELECTION. A Party which triggers a selection under Sections 5.3.2.1 or 5.3.2.2 may not trigger a subsequent selection until three (3) months has lapsed from the date it triggered the prior selection, unless the other Party has made an intervening selection (including a selection made as a result of the triggering of a selection under this Section 5.3.2.

                  5.3.3    COMPLETION OF SELECTION PROCESS. During the thirty
                           (30) day period following the expiration of the Collaborative Research Term (i.e., on or before December 30, 1999 if the Collaborative Research Term is not extended past November 30, 1999 in accordance with Section 3.4.1 hereof) GI and MetaMorphix shall meet, at a time and location to be mutually agreed upon by GI and MetaMorphix. to select GI Factors and MetaMorphix Factors from the then Available Factors, with such selections alternating between GI and MetaMorphix until all such Factors have been selected. The first selection during such meeting will be made by GI if MetaMorphix had made the most recent selection prior to such meeting or by MetaMorphix if GI had made the most recent selection prior to such meeting.

6.       LICENSES.

         6.1 RESTATEMENT OF RIGHTS. GI. MetaMorphix and JHU hereby restate all obligations assumed by each such Party and all rights and licenses previously granted to any of them. whether under the 1994 Collaboration Agreement or otherwise, by JHU, MetaMorphix or GI with respect to any MetaMorphix Factors. MetaMorphix Products. GI Factors. Additional Factors, GI Products, GDF-16. GDF-17. GDF-16 Products and GDF-17 Products so that each Party. as of the Effective Date is able to grant the licenses to MetaMorphix and GI as set forth below in this Article 6.

         6.2 LICENSES FROM JHU TO METAMORPHIX. Subject to (i) the terms and conditions of this Agreement. (ii) the licenses granted by JHU to GI under Section 6.3 hereof, (iii) the reservation of rights set forth in Section 6.6 of this Agreement, and (iv) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620. JHU grants to MetaMorphix and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to JHU):

                           a. an exclusive, royalty-bearing license to JHU's interest under the Factor Patent Rights; and

                           b. a non-exclusive, perpetual, royalty-free license to use JHU's interest in the Factor Know-How relating to the subject matter disclosed or claimed in such Factor Patent Rights, including the right to grant sublicenses, (i) to make, have made, use, import, market, offer for sale and sell MetaMorphix Products in the Territory, in each case only for use in the MetaMorphix Field, (ii) to make, have made and use MetaMorphix Products for MetaMorphix's and/or its designated Affiliates' internal research and development purposes and (iii) to make, have made, use, import, market, offer for sale and sell GDF-16 Products and GDF-17 Products in the Territory. The license granted pursuant to Section 6.2(a) shall continue in effect until the expiration of the last patent licensed to MetaMorphix under this Section 6.2.

         6.3      LICENSES FROM JHU TO GL

                  6.3.1 GI TYPE A PRODUCTS. Subject to (i) the terms and conditions of this Agreement, (ii) the reservation of rights set forth in Section 6.6 of this Agreement, and (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, JHU grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to JHU):

                           a. an exclusive royalty-bearing license to JHU's interest under the Factor Patent Rights and the Additional Factor Patent Rights; and

                           b. a non-exclusive, perpetual, royalty-free license to use JHU's interest in the Factor Know-How and the Additional Factor Know-How relating to the subject matter disclosed or claimed in such Factor Patent Rights and/or Additional Factor Patent Rights,

                           including the right to grant sublicenses, to make, have made, import, market, use, offer for sale and sell GI Type A Products in the Territory. The license granted pursuant to Section 6.3.1(a) shall continue in effect until the expiration of the last patent licensed to GI under this Section 6.3.1.

                  6.3.2. GI TYPE B PRODUCTS. Subject to (i) the terms and conditions of this Agreement, (ii) the licenses granted by JHU to MetaMorphix under Section 6.2 hereof, (iii) the reservation of rights set forth in
                           Section 6.6 of this Agreement, and (iv) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, JHU grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to JHU):

                                    a.       an exclusive, royalty-bearing
                                             license to JHU's interest under the
                                             Factor Patent Rights and the
                                             Additional Factor Patent Rights;
                                             and

                                    b.       a non-exclusive, perpetual,
                                             royalty-free license to use JHU's
                                             interest in the Factor Know-How and
                                             Additional Factor Know-How relating
                                             to the subject matter disclosed or
                                             claimed in such Factor Patent
                                             Rights and/or Additional Factor
                                             Patent Rights,

                           including the right to grant sublicenses, (i) to make, have made, use, import, market, offer for sale and sell GI Type B Products in the Territory, in each case only for use in the GI Field and (ii) to make, have made and-use GI Type B Products for GI's and/or its designated Affiliates' internal research and development purposes. The license granted pursuant to
                           Section 6.3.2(a) shall continue in effect until the expiration of the last patent licensed to GI under this Section 6.3.2.

                  6.3.3 GI TYPE C PRODUCTS. Subject to (i) the terms and conditions of this Agreement. (ii) the reservation of rights set forth in Section 6.6 of this Agreement, and (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, JHU grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to JHU):

                                    a.       an exclusive, royalty-bearing
                                             license to JHU's interest under the
                                             Factor Patent Rights and Additional
                                             Factor Patent Rights; and

                                    b.       a non-exclusive, perpetual,
                                             royalty-free license to use JHU's
                                             interest in the Factor Know-How and
                                             Additional Factor Know-How relating
                                             to the subject matter disclosed or
                                             claimed in such Factor Patent
                                             Rights and/or-Additional Factor
                                             Patent Rights,

                           including the right to grant sublicenses, (i) to make, have made, import, market use, offer for sale and sell GI Type C Products in the Territory. The license granted pursuant to Section 6.3.3(a) shall continue in effect until the expiration of the last patent licensed to GI under this Section 6.3.3.

         6.4      LICENSES FROM METAMORPHIX TO GL

                  6.4.1 GI TYPE A Products. Subject to (i) the terms and conditions of this Agreement, (ii) the reservation of rights set forth in Section 6.6 of this Agreement and
                           (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, MetaMorphix grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to MetaMorphix):

                                    a.       an exclusive, royalty-bearing
                                             license to MetaMorphix's interest
                                             under the Factor Patent Rights;

                                    b.       a non-exclusive, perpetual,
                                             royalty-free license to use
                                             MetaMorphix's interest in the
                                             Factor Know-How relating to the
                                             subject matter disclosed or claimed
                                             in such Factor Patent Rights;

                           including the right to grant sublicenses, to make, have made, import, market, use, offer for sale and sell GI Type A Products in the Territory. The license granted pursuant to Section 6.4.1(a) shall continue in effect until the expiration of the last patent licensed to GI under this Section 6.4.1.

                  6.4.2 GI TYPE B PRODUCTS. Subject to (i) the terms and conditions of this Agreement, (ii) the reservation of rights set forth in Section 6.6 of this Agreement and
                           (iii) any rights retained by the United States government in accordance with P.L. 96-517, as amended by P.L. 98-620, MetaMorphix grants to GI and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to MetaMorphix):

                                    a.       an exclusive, royalty-bearing
                                             license to MetaMorphix's interest
                                             under the Factor Patent Rights;

                                    b.       a non-exclusive, perpetual,
                                             royalty-free license to use
                                             MetaMorphix's interest in the
                                             Factor Know-How relating to the
                                             subject matter disclosed or claimed
                                             in such Factor Patent Rights;

                           including the right to grant sublicenses, (i) to make, have made, use, import, market, offer for sale and sell GI Type B Products in the Territory, in each case only for use in the GI Field and (ii) to make, have made and use GI Type B Products for GI's and/or its designated Affiliates' internal research and development purposes. The license granted pursuant to
                           Section 6.4.2(a) shall continue in effect until the expiration of the last patent licensed to GI under this Section 6.4.2.

         6.5 LICENSES FROM GI TO METAMORPHIX. Subject to (i) the terms and conditions of this Agreement and (ii) the reservation of rights set forth in Section 6.6 of this Agreement, GI grants to MetaMorphix and its designated Affiliates which agree in writing to comply with the terms and conditions of this Agreement (with a copy of such written agreement being provided to GI):

                           a. an exclusive, royalty-bearing license to GI's interest under the Factor Patent Rights; and

                           b. a non-exclusive, perpetual, royalty-free license to use GI's interest in the Factor Know-How relating to the subject matter disclosed or claimed in such Factor Patent Rights, including the right to grant sublicenses. (i) to make, have made, use. import, market, offer for sale and sell MetaMorphix Products in the Territory, in each case only for use in the MetaMorphix Field and (ii) to make, have made and use MetaMorphix Products for MetaMorphix's and/or its designated Affiliates' internal research and development . purposes. The license granted pursuant to Section 6.5(a) shall continue in effect until the expiration of the last patent licensed to MetaMorphix under this Section 6.5. Notwithstanding the foregoing, nothing in this Agreement shall constitute a grant by GI to MetaMorphix of any right or license under GI's interest in any Joint Factor Rights, Additional Joint Factor Rights, or any Factor Patent Rights, Factor Know-How, Additional Factor Patent Rights, Additional Factor Know-How or any other intellectual property that GI may own, Control or otherwise have rights to which relate to GDF-16 and/or GDF-17.

         6.6 RESERVATION OF RIGHTS. Each Party retains the right under its interest in the Factor Rights to use all BMPs, GDFs, and Collaborative Factors in its internal research. In addition, each of GI and JHU retains the right under its interest in the Additional Factor Rights to use all Additional BMPs, Additional GDFs and Additional Collaborative Factors in its internal research. Further, JHU, for itself and The Johns Hopkins Health System, retains the right under its interest in the Factor Rights and its interest in the Additional Factor Rights to use, and sublicense the use of, all GDFs and Additional GDFs solely for academic, non-profit purposes; PROVIDED, HOWEVER, neither JHU nor any of its sublicensees shall have any right to (a) sell Products or (b) make, have made or use Products for (i) toxicology or other IN vivo studies in non-human primates or (ii) administration to human subjects (in clinical trials or otherwise) without the prior written consent of MetaMorphix, for Products licensed to MetaMorphix under this Agreement and/or GI. for Products licensed to GI under this Agreement, which consent shall be forthcoming unless the Party from which consent is required has determined that use of such Products for (x) toxicology or other in VIVO studies in non-human primates could interfere with that Party's existing or planned clinical trials or commercialization of that Product or (y) administration to human subjects raises regulatory or health and safety concerns. JHU, acting through Dr. Lee, shall use reasonable efforts to promptly notify GI, in writing, of any proposed and permitted JHU preclinical studies in non-human primates. JHU retains the right under the applicable Factor Rights to distribute the GDFs Discovered by JHU and under the applicable 'Additional Factor Rights to distribute the Additional GDFs Discovered by JHU, each under JHU's standard Material Transfer Agreement, a copy of which is attached hereto as Schedule 6.6A; and GI and MetaMorphix shall have no rights, absent JHU's prior written consent, to distribute such GDFs or Additional GDFs. Notwithstanding the foregoing, (i) commencing six (6) months after the date such GDF becomes a GI Factor or such Additional GDF is Discovered by JHI:. GI shall have the right to distribute such GI Factor or Additional GDF. under a standard material transfer agreement which is reasonably acceptable to JHU or MetaMorphix shall' have the right to distribute such GI Factor or MetaMorphix Factor, under a standard material transfer agreement which is reasonably acceptable to JHU and (ii) commencing six (6) months after the date such GDF becomes a MetaMorphix Factor, GI and MetaMorphix each shall have the right to distribute such MetaMorphix Factor under a standard material transfer agreement which is reasonably acceptable to JHU. GI retains the right under its interest in the Factor Rights to distribute the BMPs and the Additional BMPs under GI's standard Material Transfer Agreement, a copy of which is attached hereto as Schedule 6.6B to this Agreement; and JHU and MetaMorphix shall have no rights, absent GI's prior written consent, to distribute such BMPs or Additional BMPs.

         6.7 FACTOR RIGHTS LICENSED FROM THIRD PARTIES. In the event that the license to MetaMorphix or GI under Sections 6.2, 6.3, 6.4 or 6.5 includes rights acquired by the licensor Party from a Third Party which involve the payment of royalties, fees or other payments to such Third Party, the licensor Parry shall notify the licensee Party of the obligation to make such payment(s) prior to (a) the selection of a GI Factor or a MetaMorphix Factor, as the case may be or (b) a subsequent acquisition of such rights by the licensor Party. The licensee Party promptly shall elect in writing whether to exclude such Third Party rights from the licenses under this Agreement, and if the licensee Party fails to exclude such rights, it shall be fully responsible for the payment of any such royalties, fees and other payments to such Third Party.

         6.8      NONCOMPETE.

                  6.8.1 BY METAMORPHIX. MetaMorphix and GI agree that, for so long as the licenses granted to GI, under Sections 6.3.2(a) and 6.4.2(a), with respect to the development and commercialization of Products based on GDF-8. remain in effect, MetaMorphix will not sell or otherwise distribute any GDF-8 Derivative Product for use in the GI Field (only to the extent that the intended goal of such GDF-8 Derivative Product is to modulate the effects of GDF-8). The preceding sentence shall not apply to any products that MetaMorphix obtains from a Third Party who has developed (or obtained from another Third Party who has developed) such products without infringing issued patents of another Party included within such other Party's Patent Rights under this Agreement, which products were fully developed by or on behalf of such Third Parry without the use of any of the JHU Know-How, the GI Know-

                           How or any Confidential Information of JHU or GI. GI's right to enforce this Section 6.8.1 shall not be assignable, except to its Affiliates.

                  6.8.2 BY GI. GI and MetaMorphix agree that, for so long as the licenses granted to MetaMorphix, under Sections 6.2(a) and 6.5(a), with respect to the development and commercialization of Products based on GDF-8, remain in effect, GI will not sell or otherwise distribute any GDF-8 Derivative Product for use in the MetaMorphix Field (only to the extent that the intended goal of such GDF-8 Derivative Product is to modulate the effects of GDF8). The preceding sentence shall not apply to any products that GI obtains from a Third Party who has developed (or obtained from another Third Party who has developed) such products without infringing issued patents of another Party included within such other Party's Patent Rights under this Agreement, which products were fully developed by or on behalf of such Third Party without the use of any of the IHU Know-How, the MetaMorphix KnowHow or any Confidential Information of JHU or MetaMorphix. MetaMorphix's right to enforce this
                           Section 6.8.2 shall not be assignable, except to its Affiliates.

         6.9 OPTION TO CERTAIN GDF-8 DERIVATIVE PRODUCTS. In the event that either GI or MetaMorphix develops or otherwise acquires rights to any GDF-8 Derivative Products and such Party determines, in its sole reasonable discretion. that the grant by it of rights to confidential data, know-how and/or Patents owned or Controlled by it covering or relating to such GDF-8 Derivative Product would not interfere with its development and/or commercialization of its own Products based on GDF-8 or GDF-8 Derivative Products, such Party (the "Offering Party") agrees to extend to the other Party, by written notice, the opportunity to negotiate a royalty bearing license to some or all of such GDF-8 Derivative Product rights, which license would he restricted to the GI Field or the MetaMorphix Field, as applicable. Within thirty (30) days of receiving such notice, such other Party may elect to negotiate such an agreement by providing the Offering Party written notice of such election, in which event the Parties would promptly commence good faith negotiations of the license terms (including, without limitation. royalty rates and other financial terms). If MetaMorphix and G1 are unable to agree on the terms and conditions of such a license within ninety (90) days after the Offering Party receives such notice from the other Party. the Offering Party shall thereafter be free to grant such rights and licenses to any Third Party.

7.       CONSIDERATION.

         7.1      LICENSE FEES.

                  7.1.1 INITIAL LICENSE PROCESSING FEE. JHU acknowledges and agrees that, as required by the 1994 Collaboration Agreement. it has received from MetaMorphix a Forty Thousand Dollar ($40,000) non-refundable, non-deductible license processing fee, as required by JHU policies for JHU licenses to stare-up companies.

                  7.1.2 ADDITIONAL LICENSE PROCESSING FEES. JHU acknowledges and agrees that, as required by the 1994 Collaboration Agreement and except as provided in this Section 7.1.2, it has received from MetaMorphix all additional license processing fees required to be paid thereunder, which additional license processing fees were in the amount of Two Thousand Dollars ($2,000) for each Patent filed by JHU claiming a new GDF Discovered by JHU following the effective date of the 1994 Collaboration Agreement, which Patents were licensed to MetaMorphix thereunder. MetaMorphix shall pay to JHU the remaining eighteen thousand dollars ($18,000.00) due for such fees within ninety (90) days of the Effective Date.

                  7.1.3 LICENSE MAINTENANCE FEES. JHU acknowledges and agrees that it has received from MetaMorphix all annual license maintenance fees due under the 1994 Collaboration Agreement prior to the Effective Date of this Agreement. The Parties agree that during the term of this Agreement, as required by JHU policies for its licensees,

                                    (i)      in partial consideration for the
                                             JHU's grant of licenses to
                                             MetaMorphix under Section 6.2
                                             hereof, MetaMorphix shall pay JHU
                                             an annual license maintenance fee
                                             of Two Thousand Five Hundred
                                             Dollars ($2,500), which payment
                                             shall be made within thirty (30)
                                             days of each December 1 during the
                                             term of this Agreement.

                                    (ii)     in partial consideration for the
                                             JHU's grant of licenses to GI under
                                             Section 6.3 hereof, GI shall pay
                                             JHU an annual license maintenance
                                             fee of Seven Thousand Five Hundred
                                             Dollars ($7,500), which payment
                                             shall be made within thirty (30)
                                             days of each December 1 during the
                                             term of this Agreement.

         7.2 ADDITIONAL LICENSE FEES. In addition to any Sponsored Research payments payable by GI under Sections 3.3 above and any royalties payable by GI under Sections 7.3.2. 7.3.3. and 7.3.4 below. GI shall, with respect to its development of GI Factors or Additional Factors, pay to MetaMorphix or JHU, as applicable, the amounts set forth in Schedule 7.2A and. with respect to its development of MetaMorphix Factors, pay to MetaMorphix or JHU, as applicable, the amounts set forth in Schedule 7.2B. Payments to JHU and/or MetaMorphix under this Section 7.2 shall be (i) fully creditable against royalty payments by GI to JHU and/or MetaMorphix, as applicable under Section 7.3 and
                  (ii) paid within thirty (30) days following occurrence of the applicable benchmark, by check payable to, in the case of payments to JHU, The Johns Hopkins University and sent to the Director of the Office for Technology Licensing, The Johns Hopkins University School of Medicine, 2024 East Monument Street, Suite 2-100, Baltimore, Maryland 21205 and shall be labeled "Additional License Fees" and in the case of payments to MetaMorphix, MetaMorphix,-Inc. 1450 South Rolling Road, Baltimore, Maryland 21227.

         7.3      ROYALTIES.

                  7.3.1    METAMORPHIX PRODUCTS.

                           7.3.1.1 PAYABLE BY METAMORPHIX TO JHU. MetaMorphix shall pay to JHU a royalty on sales made by MetaMorphix, its Affiliates or sublicensees of each MetaMorphix Product, the manufacture, use or sale of which is covered by a Valid Claim under applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                              royalty =A+B+C+D+E

                                              where

                                    A equals either (i) three and one-half
                                    percent (3 1/2%) of Net Sales obtained from such sales of such MetaMorphix Product, if the First Member of such MetaMorphix Product's TGF-(beta) Class is a GDF Discovered by JHU; OR (ii) one and three quarters percent (1 3/4%) of MetaMorphix's Net Sales of such MetaMorphix Product, if the First Member of such MetaMorphix Product's TGF-(beta) Class is a Collaborative Factor Discovered jointly by JHU and MetaMorphix or a Collaborative Factor Discovered jointly by JHU and GI;

                                    B equals seven-eighths percent (7/8%) of Net
                                    Sales obtained from such sales of such
                                    MetaMorphix Product, multiplied by the
                                    number (if any) of Subsequent Members in such MetaMorphix Product's TGF-(beta) Class (not to exceed three (3)) which are GDFs Discovered by JHU:

                                    C equals seven-sixteenths percent (7/16%) of Net Sales obtained from such sales of such MetaMorphix Product, multiplied by the number (if any) of Subsequent Members in such MetaMorphix Product's TGF-(beta) Class (not to exceed three (3) which are either Collaborative Factors Discovered jointly by JHU and MetaMorphix or Collaborative Factors Discovered jointly by JHU and GI;

                                    D equals seven-eighths percent (7/8%) of Net
                                    Sales obtained from such sales of such
                                    MetaMorphix Product, if such MetaMorphix
                                    Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the JHU Patent Rights;

                                    E equals seven-sixteenths percent (7/16%) of Net Sales obtained from such sales of such MetaMorphix Product, if such MetaMorphix Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of JHU and MetaMorphix, or JHU and GI;

                                    PROVIDED, HOWEVER, that in no event shall the sum of A, B and C exceed six percent (6%).

                           7.3.1.2 PAYABLE BY METAMORPHIX TO GI. MetaMorphix shall pay to GI royalties on sales made by MetaMorphix, its Affiliates or sublicensees, of each MetaMorphix Product, the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                            royalty = A+B+C+D+E

                                    where

                                    A equals either (i) four percent (4%) of Net
                                    Sales obtained from such sales of such
                                    MetaMorphix Product, if the First Member of that Product's TGF-(beta)

                                    Class is a BMP: OR (ii) two percent (2%) of Net Sales obtained from such sale of such MetaMorphix Product, if the First Member of that Product's TGF(beta) Class is a Collaborative Factor of GI and(.) JHlU or a Collaborative Factor of GI and MetaMorphix;

                                    B equals one percent (1 %) of the Net Sales obtained from such sales of such MetaMorphix Product, multiplied by the number (if any) of Subsequent Members in such MetaMorphix Product's TGF-(beta) Class (not to exceed three (3)) which are BMPs;

                                    C equals one-half percent (1/2%) of Net
                                    Sales obtained from such sales of such
                                    MetaMorphix Product, multiplied by the
                                    number (if any) of Subsequent Members in that MetaMorphix Product's TGF-(beta) Class (not to exceed three (3)) which are either Collaborative Factors of GI and JHU or Collaborative Factors of GI and MetaMorphix;

                                    D equals one percent (1 %) of Net Sales
                                    obtained from such sales of such MetaMorphix
                                    Product, if such MetaMorphix Product is
                                    labeled for an indication which is covered by a Valid Claim of a Use Patent within the GI Patent Rights; and

                                    E equals one-half percent (1/2%) of Net
                                    Sales obtained from such sales of such
                                    MetaMorphix Product, if such MetaMorphix
                                    Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of GI and JHU. or GI and MetaMorphix;

                                    PROVIDED, HOWEVER, that In no event shall the sum of A, B and C exceed seven percent (7%).

                  7.3.2    GI TYPE A PRODUCTS.

                           7.3.2.1 PAYABLE BY GI TO METAMORPHIX. GI shall pay to MetaMorphix a royalty on sales made by GI, its Affiliates or sublicensees of each GI Type A Product, the manufacture, USE or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                               (A+B+C+D+E)-F

                                    where

                                    A equals either (i) four percent (4%) of the Net Sales obtained from such sales of such GI Type A Product. if the First Member of such GI Type A Product's TGF-(beta) Class is a GDF or a Collaborative Factor of JHU and MetaMorphix. or (ii) two percent (2%) of Net Sales of such GI Type A Product. if the First Member of such GI Type A Product's TGF-(beta) Class is a Collaborative Factor of GI and JHU or GI and MetaMorphix;

                                    B equals one percent (1%) of Net Sales
                                    obtained from such sales of such GI Type A
                                    Product, multiplied by the number (if any) of Subsequent Members in that GI Type A Product's TGF-(beta) Class (not to exceed three (3) which are GDFs or Collaborative Factors of JHU and-MetaMorphix;

                                    C equals one-half percent (1/2%) of Net
                                    Sales obtained from such sales of such GI
                                    Type A Product, multiplied by the number (if any) of Subsequent Members in that Product's TGF-(beta) Class (not to exceed three (3) which are Collaborative Factors of GI and JHU or GI and MetaMorphix;

                                    D equals one percent (1 %) of Net Sales
                                    obtained from such sales of such GI Type A
                                    Product, if that GI Type A Product is
                                    labeled for an indication which is covered by a Valid Claim of a Use Patent within the MetaMorphix Patent Rights, the JHU Patent Rights or the Joint Patent Rights of JHU and MetaMorphix;

                                    E equals one-half percent (1/2%) of the Net
                                    Sales obtained from such sales of such GI
                                    Type A Product, if that Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of GI and JHU or GI and
                                    MetaMorphix: and

                                    F equals the royalty payable by GI to JHU under Section 7.3.2.2 below,

                                    PROVIDED. HOWEVER, that In no event shall the sum of A. B and C exceed seven percent (7%).

                           7.3.2.2 PAYABLE BY GI to JHU. GI shall pay to JHU a royalty on sales made by GI, its Affiliates or sublicensees of each GI Type A Product, the manufacture, use or sale of which is covered by a Valid Claim under applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                                A+B+C+D+E

                                    where

                                    A equals either (i) three and one-half
                                    percent (3 1/2%) of the Net Sales obtained from such sales of such GI Type A Product, if the First Member of such GI Type A Product's TGF-(beta) Class is a GDF Discovered by JHU; OR (ii) one and three quarters percent (1 3/4%) of GI's Net Sales of such GI Type A Product, if the First Member of such GI Type A Product's TGF-(beta) Class is a Collaborative Factor Discovered jointly by JHU and MetaMorphix or a Collaborative Factor Discovered jointly by JHU and GI;

                                    B equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type A Product, multiplied by the number (if any) of Subsequent Members IN SUCH GI Type A Product's TGF-(beta) Class (not to exceed three (3) which are GDFs Discovered by JHU;

                                    C equals seven-sixteenths percent (7/16%) of the Net Sales obtained from such sales of such GI Type A Product, multiplied by the number (if any) of Subsequent Members in such GI Type A Product's TGF-(beta) Class (not to exceed three (3) which are either Collaborative Factors Discovered jointly by JHU and MetaMorphix or Collaborative Factors Discovered jointly by JHU and GI;

                                    D equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type A Product, if such GI Type A Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the JHU Patent
                                    Rights:

                                    E equals seven-sixteenths percent (7/16%) of the Net Sales obtained from such sales of such GI Type A Product, if such GI Type A Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of JHU and MetaMorphix, or JHU and GI;

                                    PROVIDED, HOWEVER, that in no event shall the sum of A. B and C exceed six percent (6%).

                  7.3.3    GI TYPE B PRODUCTS.

                           7.3.3.1 PAYABLE BY GI TO METAMORPHIX. GI shall pay to MetaMorphix a royalty on sales made by GI, its Affiliates or sublicensees of each GI Type B Product, the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                    royalty =A-(B+C+D+E+F+G)

                                    where

                                    A equals eight percent (8%) of the Net Sales obtained from such sales of such GI Type B Product;

                                    B equals the royalty payable by GI to JHU under Section 7.3.3.2 below;

                                    C equals either (i) four percent (4%) of Net
                                    Sales obtained from such sales of such GI
                                    Type B Product, if the First Member of that
                                    Product's TGF-(beta) Class is a BMP; OR (ii) two percent (2%) of Net Sales obtained from such sale of such MetaMorphix Product, if the First Member of that Product's TGF-(beta) Class is a Collaborative Factor of GI and JHU or a Collaborative Factor of GI and MetaMorphix;

                                    D equals one percent (1 %) of the Net Sales obtained from such sales of such GI Type B Product, multiplied by the number (if any) of Subsequent Members in such GI Type B Product's TGF-(beta) Class (not to exceed three (3) which are BMPs;

                                    E equals one-half percent (1/2%) of Net
                                    Sales obtained from such sales of such GI
                                    Type B Product, multiplied by the number (if any) of Subsequent Members in that GI Type B Product's TGF-(beta) Class (not to exceed three (3) which are either Collaborative Factors of GI and JHU or Collaborative Factors of GI and MetaMorphix:

                                    F equals one percent (1%) of Net Sales
                                    obtained from SUCH sales of such GI Type B
                                    Product, if such GI Type B Product is
                                    labeled for an indication which is covered by a Valid Claim of a Use Patent within the GI Patent Rights; and

                                    G equals one-half percent (1/2%) of Net
                                    Sales obtained from SUCH sales of such GI
                                    Type B Product, if such GI Type B Product is labeled for an indication which-is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of GI and JHU, or GI, and MetaMorphix;

                                    PROVIDED, HOWEVER, that in no event shall the sum of C, D and E exceed six percent (6%) or shall the sum of B, C, D, E, F and G exceed seven percent (7%).

                           7.3.3.2 PAYABLE BY GI TO JHU. GI shall pay to JHU a royalty on sales made by GI, its Affiliates or sublicensees of each GI Type B Product, the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which royalty shall be calculated using the following formula:

                                               royalty =A+B+C+D+E
                                    where

                                    A equals either (i) three and one-half
                                    percent (3 1/2%) of the Net Sales obtained from such sales of such GI Type B Product, if the First Member of such GI Type B Product's TGF-(beta) Class is a GDF Discovered by JHU; OR (ii) one and three quarters percent (1 3/4%) of GI's Net Sales of such GI Type B Product, if the First Member of such GI Type A Product's TGF-(beta) Class is a Collaborative Factor Discovered jointly by JHU and MetaMorphix or a Collaborative Factor Discovered jointly by JHU and GI;

                                    B equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type B Product, multiplied by the number (if any) of Subsequent Members in such GI Type B Product's TGF-(beta) Class (not to exceed three (3) which are GDFs Discovered by JHU;

                                    C equals seven-sixteenths percent (7/16%) of the, Net Sales obtained from such sales of such GI Type B Product, multiplied by the number (if any) of Subsequent Members in such GI Type B Product's TGF-(beta) Class (not to exceed three (3)) which are either Collaborative Factors Discovered jointly by JHU and MetaMorphix or Collaborative Factors Discovered jointly by JHU and GI;

                                    D equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type A Product, if such GI Type B Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the JHU Patent Rights;

                                    E equals seven-sixteenths percent- (7/16%) of the Net Sales obtained from such sales of such GI Type B Product, if such GI Type B Product is labeled for an indication which is covered by a Valid Claim of a Use Patent within the Joint Patent Rights of JHU and MetaMorphix or JHU and GI;

                                    PROVIDED, HOWEVER, that in no event shall the sum of A, B and C exceed six percent (6%).

                  7.3.4 GI TYPE C PRODUCTS. GI shall pay to JHU a royalty on sales made by GI, its Affiliates or sublicensees of each GI Type C Product, the manufacture, use or sale of which is covered by a Valid Claim under the JHU Patent Rights or the Joint Patent Rights of JHU and GI, which royalty shall be calculated using the following formula:

                                              royalty =A+B+C+D+E
                           where

                           A equals either (i) three and one-half percent (3 1/2%) of the Net Sales obtained from such sales of such GI Type C

                                    Product, if the First Member of such GI Type
                                    C Product's TGF-(beta) Class is a Additional
                                    GDF Discovered by JHU: OR (ii) one and three quarters percent (1 3/4%) of GI's Net Sales of such GI Type C Product, if the First Member of such GI Type C Product's TGF-(beta) Class is a Additional Collaborative Factor Discovered jointly by JHU and GI;

                                    B equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type C Product, multiplied by the number (if any) of Subsequent Members in such GI Type C Product's TGF-(beta) Class (not to exceed three (3) which are Additional GDFs Discovered by JHU;

                                    C equals seven-sixteenths percent (7/16%) of the Net Sales obtained from such sales of such GI Type C Product, multiplied by the number (if any) of Subsequent Members in such GI Type C Product's TGF-(beta) Class (not to exceed three (3) which are Additional Collaborative Factors Discovered jointly by JHU and GI;

                                    D equals seven-eighths percent (7/8%) of the Net Sales obtained from such sales of such GI Type C Product, if such GI Type C Product is labeled for an indication which is covered by a Valid Claim of a USE PATENT WITHIN THE JHU PATENT RIGHTS;

                                    E equals seven-sixteenths percent (7/16%) of the Net Sales obtained from such sales of such GI Type A Product, if such GI Type C Product is labeled for an indication which is covered by a Valid Claim of a USE PATENT WITHIN THE JOINT PATENT RIGHTS OF JHU AND GI;

                                    PROVIDED, HOWEVER, that in no event shall the sum of A, B and C exceed six percent (6%).

                  7.3.5    OTHER TGF-(BETA) FACTORS.

                           7.3.5.1 PAYABLE BY METAMORPHIX TO JHU. MetaMorphix shall pay to JHU a royalty on the sales, made by MetaMorphix, its Affiliates or sublicensees, of each Other TGF-(beta) Product, which royalty shall be calculated using the following formula:

                                           royalty = A + B
                                    where

                                    A equals one percent (1 %) of the Net Sales obtained from such sales of such Other TGF-(beta) Product, multiplied by the number (if any) of GDFs of JHU (not to exceed three
                                    (3) for each TGF-(beta) Class), the
                                    manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which GDFs belong to the TGF-(beta) Class containing the Other TGF-(beta) Factor that such Other TGF-(beta) Product is based on; and

                                    B equals one-half percent (1/2%) of the Net
                                    Sales obtained from such sales of such Other
                                    TGF-(beta) Product, multiplied by the number
                                    (if any) of Collaborative Factors of JHU and GI, or JHU and MetaMorphix (not to exceed three (3) for each TGF-(beta) Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which Collaborative Factors belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor that such Other TGF-(beta) Product is based on.

                           7.3.5.2 PAYABLE BY METAMORPHIX TO GI. MetaMorphix shall pay to GI royalties on the sales made by MetaMorphix, its Affiliates or sublicensees of each Other TGF-(beta) Product, which royalty shall be calculated using the following formula:

                                             royalty = A + B

                                    where

                                    A equals one percent (1 %) of the Net Sales obtained from the sale of such Other TGF-(beta) Product, multiplied by the number (if any) of BMPs (not to exceed three (3) for each TGF-(beta) Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights. which BMPs belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor that such Other TGF-(beta) Product is based on; and

                                    B equals one-half percent (1/2%) of the Net
                                    Sales obtained from the sale of such Other
                                    TGF-(beta) Product. multiplied by the number
                                    (if any) of Collaborative Factors of GI and JHU. or GI and MetaMorphix (not to exceed three (3) for each TGF(beta) Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which Collaborative Factors belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor that such Other TGF-(beta) Product is based on.

                           7.3.5.3 PAYABLE BY GI TO JHU. GI shall pay to JHU a royalty on the sales by GI, its Affiliates or sublicensees of Other TGF-(beta) Products, which royalty shall be calculated by using the formula:

                                            royalty =A+B+C+D

                                    where

                                    A equals (i) seven-sixteenths percent
                                    (7/16%) of the Net Sales obtained from such sales made in North America of any Other TGF-(beta) Product based on a Factor known to GI as BMPs 2, 4, 5, 6, 7, 9 or 12, multiplied by the number (if any) of GDFs discovered by JHU which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based, plus
                                    (ii) seven-thirty-seconds percent (7/32%) of the Net Sales obtained .from such sales made in North America of any Other TGF-(beta) Product based on a Factor known to GI as BMPs 2, 4, 5, 6, 7, 9 or 12, multiplied by the number (if any) of Collaborative Factors of JHU and MetaMorphix which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based, in each case only where the manufacture, use or sale of such GDFs or Collaborative Factors is covered by a Valid Claim under the applicable Factor Patent Rights, PROVIDED, HOWEVER, that the aggregate number of such GDFs and Collaborative Factors considered in making such calculation shall not exceed three (3) AND, PROVIDED FURTHER, that if more than three (3) of such GDFs and Collaborative Factors that exist in the aggregate, each such GDF shall be considered in making such calculation prior to the consideration of any Collaborative Factor in making such calculation;

                                    B equals seven-thirty seconds percent
                                    (7/32%) of the Net Sales obtained from such sales made in North America of Other TGF-(beta) Products based on any Factor known to GI as BMPS 2, 4, 5, 6, 7, 9 and 12, multiplied by the number (if any) of Collaborative Factors of GI and JHU (not to exceed three (3) for each TGF-(beta) Class) which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based, where the manufacture, use or sale: of such Collaborative Factors is covered by a Valid Claim under the applicable Factor Patent Rights;

                                    C equals (i) seven-eighths percent (7/8%) of the Net Sales obtained from such sales of any Other TGF-(beta) Product (excluding Other TGF-(beta) Products based on the Factors known to GI as BMPs 2, 4, 5, 6, 7, 9 and 12), multiplied by the number (if any) of GDFs Discovered by JHU which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which such Other TGF-R Product is based, plus (ii) sevensixteenths percent (7/16%) of the Net Sales obtained from such sales of any Other TGF-(beta) Product (excluding Other TGF-(beta) Products based on the Factors known to GI as BMPs 2, 4, 5, 6, 7, 9 and 12), multiplied by the number (if any) of Collaborative Factors of JHU and MetaMorphix which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which such Other TGF-(beta) Product is based, in each case only where the manufacture, use or sale of such GDFs or Collaborative Factors is covered by a Valid Claim under the applicable Factor Patent Rights, PROVIDED, HOWEVER, that the aggregate number of such GDFs and Collaborative Factors considered in making such calculation shall not exceed three (3) and, PROVIDED FURTHER, that if more than three (3) of such GDFs and Collaborative Factors that exist, in the aggregate, each such GDF shall be considered in making such calculation prior to the consideration of any Collaborative Factor in making such calculation and

                                    D equals seven-sixteenths percent (7/16%) of the Net Sales obtained from the sales of any Other TGF(beta) Product (excluding Other TGF-(beta) Products based on the Factors known to GI as BMPs 2. 4, 5., 6. 7. 9 and
                                    12), multiplied by the number (if any) of Collaborative Factors of GI and JHU (not to exceed three (3) for each TGF-(beta) Class) which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which such Other TGF-(beta) Product is based, where the manufacture, use or sale of such Collaborative Factor is covered by a Valid Claim under the applicable Factor Patent Rights.

                           7.3.5.4 PAYABLE BY GI TO METAMORPHIX. GI shall pay to MetaMorphix a royalty on the sales made by GI, its Affiliates or sublicensees of Other TGF-(beta) Products, which royalty shall be calculated using the formula:

                                             royalty =(A+B+C+D)-E

                                    where

                                    A equals one-half percent (1/2%) of the Net
                                    Sales obtained from sales made in North
                                    America of any Other TGF-(beta) Product
                                    based on a Factor known to GI as BMPs 2, 4, 5, 6, 7, 9 or 12, multiplied by the number (if any) of GDFs or Collaborative Factors of JHU and MetaMorphix (not to exceed three (3) for each TGF-beta Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which belong to a TGF-(beta) Class containing the Factor on which the Other TGF-(beta) Product being sold is based;

                                    B equals one-quarter percent (1/4%) of the Net Sales obtained from sales made in North America of any Other TGF-(beta) Product based on a Factor KNOWN to GI as BMPs 2, 4, 5, 6, 7, 9 and 12, multiplied by the number (if any) of Collaborative Factors of GI and JHU, or GI and MetaMorphix (not to exceed three (3) for each TGF-(beta) Class), the manufacture. use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based:

                                    C equals one percent (1 %) of the Net Sales obtained from the sale of any Other TGF-(beta) Product (excluding Other TGF-P Products based on the Factors known to GI as BMPs 2, 4, 5, 6, 7, 9 and 12), multiplied by the number (if any) of GDFs and Collaborative Factors of JHU and MetaMorphix (not to exceed three (3) for each TGF-beta Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which belong to a TGF-(beta) Class .containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based;

                                    D equals one-half percent (1/2%) of the Net
                                    Sales obtained from the sale of any Other
                                    TGF-(beta) Product (excluding Other
                                    TGF-(beta) Products based on the Factors known to GI as BMPs 2, 4, 5, 6, 7, 9 and
                                    12), multiplied by the number (if any) of Collaborative Factors of GI and JHU, or GI and MetaMorphix (not to exceed three (3) for each TGF-(beta) Class), the manufacture, use or sale of which is covered by a Valid Claim under the applicable Factor Patent Rights, which belong to a TGF-(beta) Class containing the Other TGF-(beta) Factor on which the Other TGF-(beta) Product being sold is based; and

                                    E equals the royalty payable by GI to JHU under Section 7.3.5.3 above.

                           7.3.5.5 PATENT INTERFERENCE. The Parties acknowledge that an interference proceeding has been declared and is currently pending in the United States Patent and Trademark Office with respect to patent applications filed by GI claiming BMP12 and patent applications filed by JHU claiming GDF-7. In the event that it is finally determined that the inventions claimed in the GDF-7 patent applications have priority (i.e., were invented prior to) the inventions claimed in the BMP-12 patent applications and a patent is issued from the GDF-7 patent applications, then this Agreement thereupon shall be deemed to be automatically amended such that all references to BMP-12 in Sections 7.3.5.3 and 7.3.5.4 shall be deleted.

         7.4      ROYALTY CALCULATIONS.

                  7.4.1 COUNTRY-BY-COUNTRY BASIS. For each Product, royalties shall be payable by a Party on a country-by-country basis solely with respect to Net Sales for any country where such Product is manufactured or sold in which there is a Valid Claim under the applicable Factor Patent Rights or Additional Factor Patent Rights. However, for sales of a Product which is manufactured in a country in which there is a Valid Claim under the applicable Factor Patent Rights or Additional Factor Patent Rights, but sold in a country where the applicable Factor Patent Rights or Additional Factor. Patent Rights do not exist, the royalties payable by the Parties for sales in that country shall be reduced by fifty percent (50%) if products are being sold in that country which directly compete with such Product.

                  7.4.2 ADVANCED PRODUCTS. For Products which are not finished formulations, mixtures or compositions of a Factor (that is, for Products which could not have been developed by a Party but for the application of substantial advanced technologies developed by that Party (e.g., WITHOUT LIMITATION, Products which are antibodies, antisense molecules or ribozymes to, a Factor)), the royalty payable by that developing Party on Net Sales of that Product shall be reduced to reflect the fair market value contribution of that advanced technology to the Product, as determined by mutual agreement of the Parties. In the event that the Parties are unable to calculate or agree Upon the fair market value contribution of the advanced technology to the Product, then the royalty payable by the developing Party on Net Sales of that Product shall be reduced by fifty percent (50%)-

                  7.4.3 THIRD PARTY Royalties If it becomes necessary, in order for a Party or its Affiliates or sublicensees to make, use or sell Products or products based upon Other TGF-p Factors, to pay royalties under a Third Party's patent rights (including amounts, if any, payable to Third Parties, under Section 6.7, above; and with respect to MetaMorphix. excluding amount payable by MetaMorphix to JHU and/or GI under this Agreement; and with respect to GI, excluding amount payable by GI to MetaMorphix under this Agreement), then the licensee Party shall have the right to deduct fifty percent (50%) of the amounts so paid to Third Parties up to a total of fifty percent (50%) of the amount due the licensor Party on account of such particular Products or products based on Other TGF-(beta) Factors.

                  7.4.4 LIMITATION ON ROYALTY DEDUCTIONS. Total royalty deductions under this Section 7.4 shall not exceed fifty percent (50%) of the amount due the licensor Party on account of Net Sales of the Product or Other TGF-(beta) Product, for which royalty payments are owed.

         7.5 REPORTS AND PAYMENT. Each Party shall deliver to the Party to which royalties are owed, within sixty (60) days after the end of each calendar quarter, a written report showing its computation of royalties due under this Agreement upon Net Sales by such Party, its Affiliates and sublicensees during such calendar quarter. All Net Sales shall be segmented in each such report according to sales by such Party, each AFFILIATE and each sublicensee, as well as on a country-by-country basis, including the rates of exchange used to convert such royalties to United States Dollars from the currency in which such sales were made. Subject to the provisions of Sections 7.6 and 7.7 of this Agreement, simultaneously with the delivery of each such report, the paying Party shall tender payment in United States Dollars of all royalties shown to be due therein.

                  For purposes hereof, the rates of exchange to be used for convening royalties hereunder to United States Dollars shall be the closing price published for the purchase of United States Dollars in the East Coast Edition of the Wall Street Journal for the last business day of the calendar quarter for which payment is due.

         7.6 FOREIGN Royalties. Where royalties are due hereunder for sales of Products or products based on Other TGF-(beta) Factors in a country where, by reason of currency regulations or taxes of any kind, it is impossible or illegal for such Party, any Affiliate or sublicensee to transfer royalty payments to the licensor Party for Net Sales in that country, such royalties shall be deposited in whatever currency is allowable by the person or entity not able to make the transfer for the benefit or credit of the licensor Party in an accredited bank in that country that is reasonably acceptable to the licensor Party.

         7.7 TAXES. Any and all income or similar taxes imposed or levied on account of the receipt of royalties payable under this Agreement which are required to be withheld by a Party shall be paid by such Party, its Affiliates or sublicensees on behalf of the licensor Party and shall be paid to the proper taxing authority. Proof of payment shall be secured and sent to the licensor. Party by such Party, its Affiliates or sublicensees as evidence of such payment in such form as required by the tax authorities having jurisdiction over such Party, its Affiliates or sublicensees. Such taxes shall be deducted from the royalty that would otherwise be remittable by the Parry, its Affiliates or sublicensees.

         7.8 RECORDS. Each Party shall keep, and shall require all Affiliates and sublicensees to keep, for a period of at least two (2) years, full, true and accurate books of accounts and other records containing all information and data which may be necessary to ascertain and verify the royalties payable hereunder. During the term of this Agreement and for a period of two (2) years following its termination, each Party shall have the right from time to time (not to exceed once during each calendar year) to inspect in confidence, or have an agent, accountant or other representative inspect in confidence, such books, records and supporting data.

8.       ADDITIONAL CONSIDERATION.

         8.1 ASSIGNMENT OF METAMORPHIX STOCK. At the Closing, GI would assign to MetaMorphix two million seven hundred thousand (2.700,000) shares of the MetaMorphix Series A Convertible Preferred Stock and nine hundred thousand (900.000) shares of the MetaMorphix Series B Convertible Preferred Stock, currently owned by GI, which assignment will be substantially in the form as the assignment form attached hereto as Schedule 8.1A. At the Closing, GI also will deliver to MetaMorphix an executed Stock Power, substantially in the form as attached hereto as Schedule 8.1 B, for each MetaMorphix stock certificate held by GI for the purpose of effecting such assignment. After making such assignment, GI would still own two hundred thousand (200,000) shares of MetaMorphix Series A Convertible Preferred Stock and, at the Closing, MetaMorphix shall, upon receiving the executed Assignment Agreement and. Stock Powers, issue to GI a new stock certificate representing such shares. Upon making such assignment, in accordance with
                  Section 8.6 hereof GI (i) shall acknowledge that it no longer owns the minimum number of shares of MetaMorphix Stock such that the MetaMorphix shareholders would be required to elect 2 or 3 persons designated by GI to serve as Directors on the MetaMorphix Board of Directors, and (ii) would irrevocably waive its right to exercise its purchase options under the April 18, 1995 Stock Restriction Agreement and each of the April 18, 1995 Right of First Refusal Agreements to which it. MetaMorphix and JHU are parties.

         8.2 AMENDMENT OF PROMISSORY NOTE. At the Closing, GI and MetaMorphix would execute a Third Allonge to the Promissory Note, which shall be substantially in the form as the Third Allonge appearing in Schedule 8.2 attached hereto. Such Third Allonge shall provide, INTER ALIA, (I) for an extension of the due date for the payment of the note until January 1. 2005, (ii) that MetaMorphix will he permitted to repay the principal and interest at any time. (iii) that at the end of the loan term. if MetaMorphix's stock is publicly traded, MetaMorphix will be permitted to pay off the then outstanding principal and interest with shares of MetaMorphix's stock valued at the then current market price. and (iv) that GI will be permitted, at any time and at its sole election, to convert the outstanding principle and interest of the loan to MetaMorphix stock. which stock shall be valued at either (x) 125% of the IPO price if the stock is then publicly traded or (y) a price to be negotiated in good faith by MetaMorphix and GI if the stock is not then publicly traded.

         8.3 PUT OPTION. Subject to the terms and conditions of this Agreement, after the Closing, GI would enter into put option agreements with qualified and accredited Third Party investors, which put option agreements collectively, would permit such investors to require GI to purchase up to $2,000,000. in the aggregate, of the MetaMorphix stock purchased by such Third Party investors. Each such put option agreement shall be substantially in the form as the sample put option agreement appearing in Schedule 8.3 attached hereto. The per share purchase price to be paid by GI upon the exercise of such put option shall be the per share price paid by such Third Party investors to MetaMorphix for the purchase of such stock. Such Third Party investors would be permitted to exercise such put options between January 1, 2000 and December 31, 2001 only if MetaMorphix (i) has voluntarily filed for bankruptcy under Chapter 7 of the U.S. Bankruptcy Code or (ii) is placed into bankruptcy under Chapter 7 of the U.S. Bankruptcy Code by a petition of a Third Party and such proceeding is not lifted within sixty (60) days of the filing of such petition for bankruptcy, in either event on or before December 31, 2001. Notwithstanding the foregoing, each such put option shall automatically expire if, prior to December 31, 2001. MetaMorphix raises an aggregate of eight million dollars ($8.000.000) or more, in cash and/or non-cash consideration, through financing from one or more Third Parties and/or the transfer to one or more Third. Parties of any rights relating to one or more MetaMorphix Factors, MetaMorphix shall promptly notify GI, in writing, upon entering each such transaction, which notice shall include a copy of the transaction agreements and a summary of all consideration received or to be received and the dates on which such consideration was or is to be received. In determining whether such eight million dollars ($8,000,000) has been raised, only consideration actually received by MetaMorphix on or before December 31, 2001 shall be counted, PROVIDED, HOWEVER, that, with respect to any consideration received in a form other than cash, the fair market value, as determined in good faith by GI and MetaMorphix' Board of Directors, of such consideration shall be utilized in calculating whether such eight million dollars ($8,000,000) has been raised. In the event that MetaMorphix becomes insolvent and desires to seek protection under U.S. Bankruptcy laws, MetaMorphix shall use its good faith and diligent efforts to seek such protection under Chapter 1 1 of' the U.S. Bankruptcy Code and, if a bankruptcy petition is filed against MetaMorphix by any Third Party. MetaMorphix shall uses its good faith diligent efforts to have such petition dismissed as soon as possible. MetaMorphix shall promptly notify. in writing. GI and each such Third Party investor upon the occurrence of any events which result in the expiration of the put options, provided, however, that any failure to give or delay in giving such notice shall have no effect upon the expiration of any such put option. Notwithstanding, the foregoing. the obligation to grant any put option to any Third Party investor pursuant to this Section 8.3 shall be subject to GI's receiving, from MetaMorphix' legal counsel. a written opinion (which written opinion shall be prepared and given at no cost or expense to
                  GI) to the effect that the sale of the shares of the capital stock of MetaMorphix which are to be the subject of such put option and the issuance of the put option by GI to such Third Party Investor, each are exempt from registration under applicable federal and state securities laws.

         8.4 PURCHASE OF EQUIPMENT. At the Closing, GI and MetaMorphix shall enter into an Asset Purchase Agreement, substantially in the form of the Asset Purchase Agreement attached hereto as
                  Schedule 8.4A, pursuant to which GI will purchase from MetaMorphix the equipment identified in Schedule 8.4B attached hereto. Pursuant to such Asset Purchase Agreement, in consideration of such purchase, GI will pay to MetaMorphix two hundred eighty four thousand five hundred twenty four dollars ($284,524), such amount payable to MetaMorphix upon Closing for immediate payment by MetaMorphix to Transamerica Business Credit Corporation (from which MetaMorphix leases such equipment) as payment in full for the exercise of MetaMorphix' option to purchase such equipment from Transamerica Business Corporation. Such purchase price is inclusive of all costs associated with the purchase of such equipment, PROVIDED, HOWEVER, that GI also shall pay any (i) sales tax, use tax or any other federal, state of local tax (but not any income tax) measured solely by the equipment price and required to be paid by MetaMorphix by virtue of the sale and/or delivery of the equipment to GI and (ii) freight, packing, shipping and insurance costs. GI shall select a carrier and arrange for such carrier to deliver such equipment to the location(s) designated by GI within thirty (30) days after the Closing. GI shall (i) prepay all freight, packing, shipping and insurance costs required for the shipment of the equipment to GI and
                  (ii) bear the risk of loss until the equipment is safely delivered to GI's premises. Simultaneously with the delivery of the equipment to GI, MetaMorphix shall provide to GI all manuals, documents, specifications, and spare parts that relate to such equipment and are in MetaMorphix' possession. GI has had the opportunity, prior to the signing of this Agreement to inspect such equipment which shall be delivered to GI in "as is" condition, PROVIDED, HOWEVER, that until such equipment is delivered by MetaMorphix to GI's carrier. MetaMorphix shall use all reasonable efforts to maintain such equipment in the condition as it was in at the time of GI's inspection.

         8.5 BAYLOR AGREEMENT. As of the date this Agreement was signed by each of the Parties, MetaMorphix has paid to Baylor forty-eight thousand dollars ($48,000) of the total amount to be paid by MetaMorphix to Baylor under the Baylor Agreement, which payments are sufficient to cover the research activities to be performed thereunder by Baylor during the period commencing on February 1, 1998 and ending on July 31, 1998. As of the date this Agreement was signed by each of the Parties, MetaMorphix is in arrears in the additional amount of forty-eight thousand dollars ($48,000) of the payments to be made to Baylor under the Baylor Agreement. GI. on the Effective Date, shall pay to MetaMorphix, forty-eight thousand dollars ($48,000) which amount is to be used by MetaMorphix to immediately pay Baylor the past due amount under the Baylor Agreement, and in consideration therefor, MetaMorphix shall assign to GI all rights and licenses to any data, information or intellectual property arising from the Baylor Agreement on or after August 1, 1998 and prior to February 1, 1999, which assignment shall be represented by an Intellectual Property Assignment Agreement which is substantially in the form of the Intellectual Property Assignment Agreement attached hereto as
                  Schedule 8.5. If MetaMorphix elects to terminate the Baylor Agreement and should Baylor be willing to do so, GI hereby agrees to enter into good faith negotiations with Baylor for a sponsored research agreement which agreement would replace the Baylor Agreement.

         8.6 SHAREHOLDER AGREEMENTS. At the Closing, GI, MetaMorphix, JHU and Dr. Lee each shall execute and deliver to the others a Termination Agreement, which shall be substantially in the form of the Termination Agreement appearing in Schedule 8.6 attached hereto., pursuant to which the 1995 Voting Agreement, the 1995 Stock Restriction Agreements and the 1995 Right of First Refusal Agreements will be terminated.

9.       PRODUCT DEVELOPMENT AND COMMERCIALIZATION.

         9.1      METAMORPHIX'S OBLIGATIONS.

                  9.1.1 GENERAL Diligence Obligation. MetaMorphix shall use its Commercially Reasonable Efforts, in its reasonable scientific and business judgment, as permitted by the licenses granted to it under Article 6 hereof, to further characterize, evaluate, select, conduct all necessary and appropriate preclinical and clinical trials and seek regulatory approvals for at least one (1) product based on each TGF-(beta) Factor Class selected by MetaMorphix under Section 5.3 hereof. Additionally, MetaMorphix shall use its Commercially

                           Reasonable Efforts to manufacture or have manufactured, market and sell such products in those countries of the Territory where MetaMorphix has obtained Regulatory Approval for such products.

                  9.1.2 DEVELOPMENT MILESTONES. As a measure of the diligence obligations set forth in Section 9.1.1. MetaMorphix shall either (i) spend an average of five hundred thousand dollars ($500,000) per year over the five
                           (5) year period commencing with the Effective Date (for a total of two million five hundred thousand dollars ($2,5000,000) in the aggregate over such five
                           (5) year period) or (ii) meet the following development milestones with respect to at least one
                           (1) product based on each at least one (1) of the TGF-0 Factor Classes selected by MetaMorphix under
                           Section 5.3 hereof:

                           (a) within three (3) years from the date all Available Factors have been selected as MetaMorphix Factors or GI Factors pursuant to Section 5.3, above, MetaMorphix-shall perform initial pre-clinical characterization and demonstrate efficacy in an animal model, for at least one (1) product based on a Factor from at least one
                                    (1) of the TGF-(3 Factor Classes selected by MetaMorphix;

                           (b) within five (5) years from the date set forth in Section 9.1.2(a), above, MetaMorphix shall submit an INAD for at least one (1) product based on at least one
                                    (I) of the TGF-f3 Factor Classes selected by MetaMorphix under Section 5.3 hereof; and

                           (c) within seven (7) years from the date set forth in Section 9.1.2(a), above, MetaMorphix shall apply for approval from the United States Department of Agriculture and/or the FDA for at least one (1) product based on at least one (1) of the TGF-J3 Factor Classes selected by MetaMorphix under
                                    Section 5.3 hereof.

                  9.1.3 SATISFACTION OF DILIGENCE AND DEVELOPMENT MILESTONE OBLIGATIONS. MetaMorphix may satisfy the diligence obligations under Section 9.1.1 hereof and achieve the development milestones under Section 9.1.2, in. either case, on its own account, or through an Affiliate or sublicensee, or by forming a partnership or other venture to satisfy such diligence obligations, all as permitted under the terms and conditions of this Agreement. While MetaMorphix is committed to satisfying such diligence obligations and achieving such development milestones. MetaMorphix does not represent, warrant or guarantee that a product based on each TGF-(beta) Factor Class selected by MetaMorphix will or can be successfully developed or that the applicable development milestones for any product based on such TGF-(beta) Factor Class can be met.

                  9.1.4 FAILURE TO ACHIEVE DEVELOPMENT MILESTONES. Where MetaMorphix fails to both (i) make the minimum expenditures and (ii) meet a development milestone as required under Section 9.1.2 hereof, JHU, in its sole discretion and upon thirty (30) days prior written notice to MetaMorphix and GI, may terminate the licenses granted by it to MetaMorphix under Section
                           6.2 hereof, PROVIDED, HOWEVER, in the event
                           MetaMorphix fails to meet any such Milestone, MetaMorphix may, at its option, retain its licenses to such Factor Rights if MetaMorphix, thereafter, pays to JHU a license maintenance fee in the amount of five thousand dollars ($5,000) per calendar quarter, the first such quarterly payment (which payment shall be prorated based on the number of days remaining between the end of such thirty (30) day notice period and the end of the calendar quarter in which such payment becomes due) being due at the end of such thirty (30) day notice period, and each subsequent payment being due on the last day of each subsequent calendar quarter.. Notwithstanding the foregoing, MetaMorphix' obligation to make such payments shall cease if MetaMorphix has either (i) increased its spending to the minimum levels required under Section 9.1.2 hereof or (ii) achieved such development milestone. In the event that, pursuant to this Section 9.1, JHU terminates the licenses granted to MetaMorphix under Section 6.2 hereof. GI. at its sole option, within sixty (60) days after the end of the thirty (30) day notice period provided for in this Section 9.1.4, may. by written notice to JHU, assume such licenses and MetaMorphix' obligations to JHU with respect to such licenses, PROVIDED, HOWEVER, that GI's obligations under the development milestones set forth in Section 9.1.2(a) hereof shall be measured beginning on the date of such assumption of rights and obligations rather than the date all Available Factors have been selected as MetaMorphix Factors of GI Factors.

         9.2      GI'S DILIGENCE OBLIGATIONS.

                  9.2.1 GENERAL DILIGENCE OBLIGATION. GI shall use its Commercially Reasonable Efforts, in its reasonable scientific and business judgment, as permitted by the licenses granted to it under Article 6 hereof, to further Discover, characterize, evaluate, select, conduct all necessary and appropriate preclinical and clinical trials and seek regulatory approvals for at least one (1) product based on each TGF-beta Factor Class to which GI has received a license from J IU under Section 6.3 hereof. Additionally, GI shall use its Commercially Reasonable Efforts to manufacture or have manufactured, market and sell such products in those countries of the Territory where GI has obtained Regulatory Approval for such products.

                  9.2.2 MILESTONES. As a measure of the diligence obligations set forth in Section 9.2.1, GI shall either (i) spend an average of five hundred thousand dollars ($500,000) per year over the five (5) year period commencing with the Effective Date (for a total of two million five hundred thousand dollars ($2,500,000) in the aggregate over such five (5) year period) or (ii) meet the following development milestones with respect to at least one (1) product based on at least one (1) of the TGF-(3 Classes to which GI has rights under this Agreement: _

                           (a) within three (3) years from the date all Available Factors have been selected as GI Factors or MetaMorphix Factors pursuant to
                                    Section 5.3, above, GI shall perform initial pre-clinical characterization, and demonstrate efficacy in an animal model, for at least one (1) product based on a Factor from at least one (1) TGF-(beta) Class to which GI has rights under this Agreement;

                           (b) within five (5) years from the date GI achieves the development milestone set forth in Section 9.2.2(a), above. GI shall submit an IND for a Phase I clinical study of at least one (1) product based on a Factor from at least one (1) TGF-(beta) Class to which GI has rights under this Agreement; and

                           (c) within seven (7) years from the date GI achieves the development milestone set forth in Section 9.2.2(b), above. GI shall submit a PLA seeking commercial approval of at least one (1) product based on a Factor from at least one (1) TGF-beta Class to which GI has rights under this Agreement.

                  9.2.3 SATISFACTION OF DILIGENCE AND DEVELOPMENT MILESTONE OBLIGATIONS. GI may satisfy the diligence obligations under Section 9.2.1 hereof and achieve the development milestones under Section 9.2.2, in either case, on its own account. or through an Affiliate or sublicensee, or by forming a partnership or other venture to satisfy such diligence obligations, all as permitted under the terms and conditions of this Agreement. While GI is committed to satisfying such diligence obligations and achieving such development milestones, GI does not represent, warrant or guarantee that a product based on each TGF-(beta) Class selected by GI will or can be successfully developed or that the applicable development milestones for any product based on such TGF-(beta) Class can be met.

                  9.2.4 FAILURE TO ACHIEVE DEVELOPMENT MILESTONES. Where GI fails to both (i) make the minimum expenditures and
                           (ii) meet a development milestone as required under
                           Section 9.2.2 hereof, JHU may, in its sole discretion and upon thirty (30) days prior written notice to GL may terminate the licenses granted by it to GI under
                           Section 6.3 hereof; PROVIDED, HOWEVER, GI may, at its sole option, retain its licenses to such Factor Rights and Additional Factor Rights if GI, thereafter, pays to JHU a license maintenance fee in the amount of twenty five thousand dollars ($25,000) per calendar quarter, the first such quarterly payment (which payment shall be prorated based on the number of days remaining between the end of such thirty (30) day notice period and the end of the calendar quarter in which such payment becomes due) being due at the end of such thirty (30) day notice period, and each subsequent payment being due on the last day of each subsequent calendar quarter. Notwithstanding the foregoing, GI's obligation to make such payments shall cease if GI has either (i) increased its spending to the minimum levels required under Section 9.2.2 hereof or (ii) achieved such development milestone. In the event that, pursuant to this Section 9.1, JHU terminates the licenses granted to GI under Section 6.3 hereof. MetaMorphix, at its sole option, within sixty (60) days after the end of the thirty (30) day notice period provided for in this Section 9.2.4, may, by written notice to JHU, assume such licenses and GI's obligations to JHU with respect to such licenses, PROVIDED, HOWEVER, that MetaMorphix' obligations under the development milestones set forth in Section 9.2.2(a) hereof shall be measured beginning on the date of such assumption of rights and obligations rather than the date all Available Factors have been selected as MetaMorphix Factors of GI Factors.

         9.3 RIGHT OF FIRST REFUSAL. GI, for itself and its parent company, American Home Products Corporation, hereby waives and shall have no further rights under any Right of First Refusal Offer made by MetaMorphix pursuant to Section 9.2 of the 1994 Collaboration Agreement prior to the Effective Date, which offer has not yet been accepted by GI or American Home Products Corporation. Additionally, no right of first refusal is provided to GI or American Home Products Corporation hereunder with respect to MetaMorphix' licensing to any Third Party the right to develop. make. use and/or sell any MetaMorphix Product for use in the MetaMorphix Field.

10.      PATENT PROSECUTION AND INFRINGEMENT.

         10.1     RESPONSIBILITY FOR PATENTING FACTOR RIGHTS.

                  10.1.1 GI PATENT RIGHTS AND CERTAIN JOINT PATENT RIGHTS. GI shall have the first right, but not the obligation, to seek or continue to seek or maintain Patent protection on any GI Patent Rights, any Joint Patent Rights OF GI and MetaMorphix, and any Joint Patent Rights of GI and JHU, any GI Additional Factor Patent Rights and any Additional Factor Joint Patent Rights, in any country. If GI elects, in any country not to seek or continue to seek or maintain Patent protection on any such Factor Patent Rights (but not any GI Additional Factor Patent Right or Additional Factor Joint Patent Rights), to the extent the manufacture use or sale of a MetaMorphix Factor would infringe such Factor Patent Rights Factor in such country, MetaMorphix shall have the right, but not the obligation, at its expense, to file, procure and maintain in such countries Patents on such Factor Patent Rights in such country.

                  10.1.2 METAMORPHIX PATENT Rights. MetaMorphix shall have the first right, but not the obligation, to seek or continue to seek or maintain Patent protection on any MetaMorphix Patent Rights in any country. If MetaMorphix elects not to seek or continue to seek or maintain Patent protection on any MetaMorphix Patent Rights in any country, GI shall have the right, but not the obligation, at its expense, to file, procure and maintain in such countries Patents on such MetaMorphix Patent Rights, in which event, MetaMorphix shall assign its entire right, title and interest in and to those of such MetaMorphix Patent Right(s) that relate to any of the GI Factors in such country(ies) to GI and such MetaMorphix Patent Right(s) shall thereafter be excluded from the definitions of MetaMorphix Patent Right(s) and GI Patent Rights for all purposes of this Agreement.

                  10.1.3 JHU PATENT RIGHTS AND CERTAIN JOINT PATENT RIGHTS. JHU shall have the first right to seek or continue to seek or maintain Patent protection on any JHU Patent Rights. any Joint Patent Rights of JHU and MetaMorphix, and any JHU Additional Factor Patent Rights in any country. If JHU elects not to seek or continue to seek or maintain Patent protection on any such Factor Patent Rights or Additional Factor Patent Rights in any country. GI shall have the right, but not the obligation, at its expense, to file, procure and maintain in such countries Patents on such Factor Patent Rights or Additional Factor Patent Rights, PROVIDED, HOWEVER, that if GI does not exercise such right with respect to any Factor Patent Right (but not with respect to any Additional Factor Patent Right), which, but for this Agreement, would be infringed by MetaMorphix' making. using or selling of a MetaMorphix Factor or a MetaMorphix Product, then MetaMorphix shall have the right, but not the obligation, at its expense, to file, procure and maintain such Patents in such country(ies).

                  10.1.4 PATENT COOPERATION. Each Party shall advise the other applicable Party of all decisions taken under this
                           Section in a timely manner in order to allow the other applicable Party to protect its rights under this Section. Each Party shall provide the other applicable Party (or Parties) with copies of all substantive communications from all patent offices regarding Patents on Joint Patent Rights, and Patents on Factors selected or assigned to the other applicable Party under this Agreement, promptly after the receipt thereof. Each Party shall provide the other applicable Party with copies of all proposed substantive communications to such patent offices regarding Patents on any Joint Patent Rights, and Patents on Factors selected or assigned to the other applicable Party under this Agreement, in sufficient time before the due date in order to enable the other applicable Party an opportunity to comment on the content thereof. Each Party shall make available to the other applicable Party, or its authorized attorneys, agents or representatives, such of its employees whom the other applicable Party, in its reasonable judgment, deems necessary in order to assist it in obtaining Patent protection for the applicable Factor Patent Rights, in the event the Party with first rights to seek or continue to seek or maintain Patent protection on any such Factor Patent Rights chooses not to do so. Each Party shall sign or use its best efforts to have signed all legal documents necessary to file and prosecute Patents or to obtain or maintain Patents at no cost to the other Parties. Except as provided in Section 10.2 below, each Party shall bear all costs incurred by it in exercising the foregoing rights.

                  10.1.5 USE OF INFORMATION. Information, data and materials resulting from the Collaborative Research or Sponsored Research disclosed pursuant to this Agreement or the 1994 Collaboration Agreement, may be used by a receiving Party to support utility or activity hypothecations made in a Patent application filed by that Party directed to a BMP, GDF or Collaborative Factor. The Parties shall collaborate to assure that relevant data is used to support the Factor Patent Rights (with a preference for supporting composition of matter claims) through affidavits and/or continuation applications or continuation-in-part applications. Inventorship under such Factor Patent Rights or Additional Factor Patent Rights will be determined according to U.S. patent law. Information and materials relating to (a) a GDF or Additional GDF Discovered by JHU or (b) a Collaborative Factor or Additional Collaborative Factor jointly Discovered by JHU and another Party, as applicable, which are supplied by JHU to GI or MetaMorphix pursuant to this Agreement, shall not be distributed by GI or MetaMorphix to Third Parties (even under a duty of confidentiality) without JHU's written consent, which consent shall not be unreasonably withheld or delayed, until JHU has had an opportunity to publish on such GDF, Additional GDF. Collaborative Factor or Additional Collaborative Factor.

                  10.1.6 DIVISION OF CLAIMS. With respect to any Patents included within a Party's 'Patent Rights or the Joint Patent Rights, which Patents would, but for this Agreement, be infringed by either GI's or MetaMorphix' making, using or selling of a MetaMorphix Factor, a MetaMorphix Product or a GI Type B Product, the Parties will use good faith efforts to take all necessary action, to the extent possible, to file divisional patent applications that are directed to the manufacture, use or sale of the MetaMorphix Factors solely in the GI Field and to the manufacture, use or sale of the MetaMorphix Factors in the MetaMorphix Field.

                  10.1.7 INTERFERENCES. The Parties shall each, in good faith, use its respective Commercially Reasonable Efforts to resolve any patent interferences between any of the Parties relating to Patents directed to any Factor or Additional Factor.

         10.2     EXPENSES.

                  10.2.1 PREVIOUSLY INCURRED EXPENSES - GI FACTORS. At the Closing, GI will pay to MetaMorphix one hundred fifty five thousand dollars ($155,000) which amount is being paid to reimburse MetaMorphix for a portion of the expenses incurred by MetaMorphix, between

                           December 1. 1994 and the Effective Date, in the prosecution (whether such prosecution is conducted by MetaMorphix directly or by JHU and, pursuant to the 1994 Collaboration Agreement. reimbursed by MetaMorphix) of Patents claiming any Factors that prior to the Effective Date have been selected or otherwise identified as GI Factors.

                  10.2.2 PREVIOUSLY INCURRED EXPENSED -- METAMORPHIX FACTORS AND UNASSIGNED FACTORS. At the Closing, GI will pay to MetaMorphix sixty thousand dollars ($60,000), which amount is to be used by MetaMorphix for out of pocket patent expenses that MetaMorphix incurred, on or after January 1, 1998 and prior to January 4, 1999, but, as of the Closing has not yet paid to either JHU or any Third Party, for the prosecution of Patents claiming any Factors that, prior to such date, have not been selected or otherwise identified as GI Factors.

                  10.2.3 CONTINUING EXPENSES -- GI FACTORS AND ADDITIONAL FACTORS. With respect to each (i) Factor that has, prior to the Effective Date been selected as or otherwise identified as a GI Factor, (ii) Factor that, after the Effective Date, is selected as a GI Factor, (iii) Factor that, after the Effective Date, becomes an Additional GDF or an Additional Collaborative Factor. GI shall, as of (x) the Effective Date for Factors that, prior to the Effective Date, have been selected by GI or otherwise identified as a GI Factor, or (y) the date such Factor becomes a GI Factor, an Additional GDF or an Additional Collaborative Factor, and thereafter, reimburse JHU for one hundred (100%) of the expenses incurred by JHU for the prosecution of Patents claiming such GI Factors, Additional GDFs or Additional Collaborative Factors. Such reimbursements shall be made by GI, from time to time, within thirty
                           (30) days after GI receives from JHU an invoice detailing such incurred expenses, which invoice shall he accompanied by copies of invoices JHU has received from Third Parties for such Patent prosecution.

                  10.2.4 CONTINUING EXPENSES -- METAMORPHIX FACTORS. With respect to each Factor that (i) has been identified as a MetaMorphix Factor prior to the Effective Date or (ii) is, after the Effective Date, selected as a MetaMorphix Factor, GI and MetaMorphix each shall reimburse JHU for fifty percent (50%) of the out-of-pocket expenses incurred by JHU in prosecuting Patents claiming such MetaMorphix Factors, which expenses were incurred on or after (i) the Effective Date for each Factor that has been identified as a MetaMorphix Factor prior to the Effective Date, or
                           (ii) the date that such Factor becomes a MetaMorphix Factor for those Factors that, as of the Effective Date, have not been identified as either a MetaMorphix Factor or a GI Factor. Notwithstanding the foregoing, if the Parties, after the Effective Date, are able to divide out the claims of such Patents, as provided in Section 10.1.6 above, such that separate Patents respectively claim such MetaMorphix Factors for use in the GI Field only and such MetaMorphix Factors for use in the MetaMorphix Field only, GI, shall reimburse JHU for one hundred percent (100%) of the out-of-pocket expenses incurred by JHU, after such Patents are so divided, in prosecuting those Patents which claim such MetaMorphix Factors for use in the GI Field only and MetaMorphix, shall reimburse JHU for one hundred percent (100%) of the out-of-pocket expenses incurred by JHU, after such Patents are so divided, in prosecuting those Patents which claim such MetaMorphix Factors for use in the MetaMorphix Field only. Each reimbursement under this Section 10.2.4 shall be made by GI or MetaMorphix, as applicable, from time to time, within thirty (30) days after GI or MetaMorphix, as applicable, receives from JHU 'an invoice detailing such incurred expenses, which invoice shall be accompanied by copies of invoices JHU has received from Third Parties for such Patent prosecution.

                  10.2.5 CONTINUING EXPENSES - UNASSIGNED FACTORS. GI and MetaMorphix shall each reimburse JHU for fifty percent (50%) of the out-of-pocket expenses incurred by JHU after January 4, 1999 in prosecuting any Patents claiming any Factor that has not yet been identified as either a GI Factor or a MetaMorphix Factor. Expenses incurred by JHU after the date a Factor is identified as either a GI Factor or a MetaMorphix Factor shall be reimbursed to JHU in accordance with the provisions of Sections 10.2.3 or
                           10.2.4 above, as applicable.

                  10.2.5 CONTINUING EXPENSES - GDF-16 AND GDF-17. MetaMorphix shall reimburse JHU for one hundred percent (100%) of the out of pocket expenses incurred by JHU, whether incurred before or after the Effective Date. in prosecuting any JHU Patent Rights claiming (i) GDF-16 and/or GDF-17. (ii) any GDF-16 Product and/or GDF17 Product, or (iii) the-manufacture or use of (i) or
                           (ii).

         10.3     INFRINGEMENT.

                  10.3.1 NOTICE. With respect to the BMPs, the GDFs and the Collaborative Factors, each Parry shall promptly report in writing to the other Parties during the term of this Agreement any (i) known infringement or suspected infringement of any of the Factor Patent Rights or (ii) unauthorized use or misappropriation of the

                           Confidential Information by a Third Party of which it becomes aware, and shall provide the other Parties with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation. With respect to the Additional Factors, JHU and GI shall promptly report in writing to each other during the term of this Agreement any (i) known infringement or suspected infringement of any of the Additional Factor Patent Rights or (ii) unauthorized use or misappropriation of the Confidential Information by MetaMorphix or a Third Pam of which it becomes aware, and shall provide such other Party with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation.

                  10.3.2 FIRST RIGHT TO INITIATE SUITS - GI FACTORS AND ADDITIONAL FACTORS. GI shall have the first right to initiate an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any Factor Patent Rights or Additional Factor Patent Rights, as applicable, of using without proper authorization all or any Confidential Information, where such infringement, suspected infringement or unauthorized use is determined by GI to have an adverse affect on its ability to make, have made, use and/or sell products based on any GI Factor or any Additional Factor. GI and MetaMorphix agree to consult with each other prior to instituting any such suit and to provide the other Party a reasonable opportunity to participate, at its own expense, in any such suit to protect its respective interests.

                  10.3.3 FIRST RIGHT TO INITIATE SUITS - METAMORPHIX FACTORS, GDF-16 AND GDF-17. MetaMorphix shall have the first right to initiate an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any Factor Patent Rights or of using without proper authorization all or any Confidential Information, where such infringement, suspected infringement or unauthorized use is determined by MetaMorphix to have an adverse affect on its ability to make, have made, use and/or sell products based on MetaMorphix Factors, GDF-16 Products or GDF-17 Products, PROVIDED, HOWEVER, that GI shall have the first right to initiate such infringement or other appropriate suit against any such Third Party, where the actual or suspected infringement is occurring only in the GI Field. GI and MetaMorphix agree to consult with each other prior to instituting any such suit and to provide the other Party a reasonable opportunity to participate, at its own expense, in any such suit to protect its respective interests.

                  10.3.4 FIRST RIGHT TO INITIATE SUITS - UNASSIGNED FACTORS. With respect to any BMP. GDF or Collaborative Factor that has not yet been identified as either a MetaMorphix Factor or a GI Factor, the Parties shall jointly determine which Party (or Parties) shall have the first right to initiate an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any Factor Patent Rights or of using without proper authorization all or any Confidential Information, in order to preserve GI's or MetaMorphix' ability to make, have made, use and/or sell Products based on GI Factors or MetaMorphix Factors, as the case may be, following the selection of such Available Factors pursuant to Article 5 of this Agreement.

                  10.3.5 DETERMINATION OF RIGHT TO PARTICIPATE IN, AND SECOND RIGHT TO INITIATE, SUITS. The Parties shall jointly determine which Party (or Parties) shall have the right to (i) participate in any infringement or other appropriate suit brought by a Party against a Third Parry pursuant to Sections 10.3.2, 10.3.3 pr 10.3.4, above, as applicable, by contributing costs AND sharing in any recovery, as provided in Section 10.3.6, below, and (ii) initiate an infringement or other appropriate suit against a Third Party in the event the Party with the first right to initiate a suit, as provided in Section 10.3.2, 10.3.3, or 10.3.4, above, as applicable, elects not to do so. In making this determination, the Parties shall take into consideration which Party (or Parties) owns the Factor Patent Rights and/or Confidential Information which has been, or is suspected of being, infringed or misappropriated by a Third Party. Notwithstanding the foregoing, MetaMorphix shall have no right to participate in or initiate any infringement or other suit against any Third Party who (a) has infringed or is suspected of infringing any Additional Factor Patent Rights (b) has infringed or is suspected of infringing any GI Patent Rights relating to BMPs that have not been selected by MetaMorphix as a MetaMorphix Factor, or (c) of using, without proper authorization, any of GI's or JHU's Confidential Information which relates solely to one or more Additional Factors or to any BMPs which have not been selected by MetaMorphix as a MetaMorphix Factor.

                  10.3.6 Right to Participate in Suit. The Party initiating a suit pursuant to Section 10.3.2, 10.3.3, or 10.3.4, above, as applicable, (the "first Party") shall give the Party which has rights to participate in that suit pursuant to Subsection 10.3.5(i), above (the "second Party") sufficient advance notice of its intent to file said suit and the reasons therefor, and shall provide the second Party with an opportunity to make suggestions and comments regarding such suit, including, without limitation, the initiation thereof and the selection of counsel therefor. The first Party shall keep the second Party promptly informed, and shall from time to time consult with the second Party regarding the status of any such suit and shall provide the second Party with copies of all documents filed in, and all written communications relating to, such suit. Except as provided herein, the first Party shall have the sole and exclusive right to select counsel for any suit and shall pay all expenses of the suit, including without limitation attorneys' fees and court costs. The second Party, in its sole discretion, may elect, within sixty (60) days after the commencement of such litigation, to contribute a fixed percentage of up to fifty percent (50%) of the costs incurred by the first Party in connection with such litigation, including, without limitation, reimbursement of the first Party's expenses hereunder. If it so elects, any damages, royalties, settlement fees or other consideration received by the first Party or any of its Affiliates for past infringement or misappropriation as a result of such litigation shall be shared by the first and second Parties pro-rata based on their respective sharing of the costs of such litigation, subject to Section 10.3.8, below. In the event that the second Party elects not to contribute to the costs of such litigation, the first Party and/or its Affiliates shall be entitled to retain any damages, royalties, settlement fees or other consideration for past infringement or misappropriation resulting therefrom, subject to Section 10.3.8, below. If necessary or desirable, the second Party shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named parry to the suit. The second Party shall offer reasonable assistance to the first Party in connection therewith at no charge to the first Party except for reimbursement of reasonable out-of-pocket expenses; PROVIDED, HOWEVER, if JHU is joined in the suit as an indispensable party, any costs incurred by JHU in joining such suit will be reimbursed by the Party (or Parties) initiating such suit. The second Party shall have the right to participate and be represented in any such suit by its own counsel at its own expense. The first Party shall not settle any such suit involving rights of the second Party without obtaining the prior written consent of the second Parry, which consent shall not be unreasonably withheld.

                  10.3.7 SECOND RIGHT TO INITIATE SUIT. In the event that the first Party elects not to initiate an infringement or other appropriate suit pursuant to Sections 10.3.2, 10.3.3, or 10.3.4, above, as applicable, the first Party shall promptly advise the second Party of its intent not to initiate such suit, and the second Party shall have the right, at its expense, of initiating an infringement or other appropriate suit against any Third Party who at any time has infringed, or is suspected of infringing, any of the Factor Patent Rights or Additional Factor Patent Rights or of using without proper authorization all or any portion of the Confidential Information. In exercising its rights pursuant to this Section 10.3.7, the second Parry shall have the sole and exclusive right to select counsel and shall, except as provided below, pay all expenses of the suit including without limitation attorneys' fees and court costs. The first Party, in its sole discretion, may elect, within sixty (60) days after the commencement of such litigation, to contribute a fixed percentage of up to fifty percent (50%) of the costs incurred by the second Party in connection with such litigation, including, without limitation, reimbursement of the second Party's expenses hereunder. If it so elects, any damages, royalties, settlement fees or other consideration received by the second Party or any of its Affiliates for past infringement or misappropriation as a result of such litigation shall be shared by the second and first Parties prorata based on their respective sharing of the costs of such litigation, subject to Section 10.3.8, below. In the event that the first Party elects not to contribute to the costs of such litigation, the second Party and/or its Affiliates shall be entitled to retain any damages, royalties, settlement fees or other consideration for past infringement or misappropriation resulting therefrom, subject to Section 10.3.8, below. If necessary or desirable, the first Party shall join as a party to the suit but shall be under no obligation to participate except to the extent that such participation is required as a result of being a named party to the suit. At the second Party's request, the first Party shall offer reasonable assistance to the second Party in connection therewith at no charge to the second Parry except for reimbursement of reasonable out-of-pocket expenses:
                           PROVIDED. HOWEVER, IF JHU is joined in the suit as an indispensable parry, any costs incurred by JHU in joining such suit will be reimbursed by the Party (or Parties) initiating such suit. The first Party shall have the right to participate and be represented in any such suit by its own counsel at its own expense.

                  10.3.8 ROYALTY DEDUCTION. Any damages, royalties, settlement fees or other consideration for past infringement or misappropriation awarded to and/or collected by a Party (or Parties) resulting from an infringement or other appropriate suit against a Third Party or a settlement thereof shall: after deduction of all costs and expenses associated with such suit or settlement, be deemed to reflect a loss OF commercial sales, and royalties shall be payable thereon to the Parry (or Parties) to which royalties would have been owed under Section 7.3 of this Agreement, provided that such Party (or Parties) is not otherwise entitled to receive a portion of any recovery other than reimbursement of its litigation expenses) obtained from such suit or settlement pursuant to this Section 10.3.

         10.4     CLAIMED INFRINGEMENT.

                  10.4.1 NOTICE; COOPERATION. In the event that a Third Party at any time provides written notice of a claim to, or brings an action. suit or proceeding against, any Party or any of their respective Affiliates or sublicensees, claiming infringement of its patent rights or copyrights or unauthorized use or misappropriation of its Confidential Information, based upon an assertion or claim arising out of the manufacture, use and/or sale of any Product, such Party shall promptly notify the other Parties of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served, PROVIDED, HOWEVER, that GI and JHU shall have no obligation to provide such notice to MetaMorphix to the extent that such assertion or claim arises-out of or relates to the manufacture, use or sale of GI Type C Products. Each Party agrees to make available to the other Parties its advice and counsel regarding the technical merits of any such claim at no cost to the other Party.

                  10.4.2 LIMITATION OF LIABILITY. EXCEPT FOR BREACHES OF SECTIONS 12.1, 12.2. 12.3 AND 12.4 OF THIS AGREEMENT, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF THE PARTIES IN THE CASE OF ANY CLAIMED INFRINGEMENT OR VIOLATION OF ANY THIRD PARTY'S PATENT RIGHTS OR COPYRIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY'S KNOW-HOW.

11.      CONFIDENTIAL INFORMATION.

         11.1 NONDISCLOSURE OF Confidential Information. Neither Party may directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any person outside its organization any of the other Parties' Confidential Information. Each Party may disclose the other Parties' Confidential Information to persons within its organization and to its Affiliates and sublicensees who/which have a need to receive such Confidential Information in order to further the purposes of this Agreement and who/which are bound to protect the confidentiality of such Confidential Information, as set forth in Section 11.3 below. Each Party may disclose the other Parties' Confidential Information to a governmental authority or by order of a court of competent jurisdiction, provided that such disclosure is subject to all applicable governmental or judicial protection available for like material and reasonable advance notice is given to the other Parties.

         11.2 USE OF CONFIDENTIAL INFORMATION. Each Party shall use the other Parties' Confidential Information solely for the purposes contemplated in this Agreement or for such other purposes as may be agreed upon by the Parties in writing.

         11.3 AGREEMENTS WITH PERSONNEL and Third PARTIES. The Parties have or shall obtain agreements with all personnel and Third Parties who will have access to the other Parties' Confidential Information which impose comparable confidentiality obligations as are set forth in this Agreement on such personnel and Third Parties.

         11.4     PUBLICATIONS.

                  11.4.1 RIGHT TO PUBLISH. Any Party may publish any manuscripts or other scientific papers on work conducted exclusively by that Party as part of the Original Research or under the Collaborative Research Plan or the Sponsored Research Plan, as applicable, without the written consent of the other Parties. However, a Party may not publish (or permit a Third Party to publish) any manuscript or other scientific paper that discloses or uses any Confidential Information of another Parry without first obtaining that other Party's written consent; and a Parry may .not publish any manuscript or other scientific paper that would prejudice any Patent rights of another Party (including, without limitation, prospective Patent rights covering an Available Factor) without first complying with the provisions of this Section
                           11.4 and Section 10.1, above.

                  11.4.2 NOTICE AND REVIEW. In order to balance the Parties' interests in securing Patents covering the Factor Rights with each Party's right to publish any manuscripts or other scientific papers on work conducted exclusively by that Party under the Research Plan, prior to the publication or other public disclosure of any manuscripts or other form of disclosure describing the results of its work hereunder, the publishing Party shall provide (a) the data to be disclosed in that manuscript or other form of public disclosure to the other Parties as soon as practicable, but at least four (4) weeks prior to intended submission for publication or other method of public disclosure. (b) a(.) copy of the draft manuscript to be published, or a detailed summary of any other public disclosure to the other Parties as soon as practicable, but at least two (2) weeks prior to intended submission for publication or other method of public disclosure, (c) a copy of the completed manuscript or other form of public disclosure at the time of submission and (d) a copy of any reviewer's comments on the manuscript or other form of public disclosure with a revised copy thereof at least two (2) weeks prior to publication.

                  11.4.3 DELETION OF CONFIDENTIAL INFORMATION; PATENT PROTECTION. A Parry may request that the publishing Party delete from its manuscripts or other scientific papers or other forms of public disclosure reference to that Parry's Confidential Information. In addition, if a Party notifies another Party that it desires patent applications to be filed on any Factor Rights to be disclosed by that other Party in a public forum other than in manuscripts or other scientific papers, the presenting Party will defer such presentation for a period, not to exceed thirty
                           (30) additional days, sufficient to permit the Party with rights to file any desired patent applications to do so.

                  11.4.4 GDFS DISCOVERED BY JHU..GI and/or MetaMorphix. shall not publish a scientific paper on a GDF Discovered by JHU until JHU has published a scientific paper on that GDF, unless written permission to so publish has been given by Dr. Lee. GI acknowledges that providing purified protein to another Party would not necessarily warrant authorship on a JHU publication. Authorship on a publication by another Party requires significant - scientific contributions to that other Party's research. Disputes as to the appropriate authorship of papers resulting from the Original Research, the Collaborative Research or the Sponsored Research will be referred to (i) the RMC, in the case of disputes between GI and MetaMorphix, (ii) Dr. Lee and a senior GI scientist to be designated by GI, in the case of disputes between GI and JHU and (iii) Dr. Lee and a senior MetaMorphix scientist or scientific advisor, to be designated by MetaMorphix, in the case of disputes between MetaMorphix and JHU.

         11.5 NON-USE OF Certain Confidential INFORMATION. GI shall not use information of which it learned in reviewing (a) JHU's GDF 12 patent application to support GI's BMP 14 patent application,
                  (b) JHU's GDF 11 patent application to support GI's BMP 11 patent application or (c) JHU's GDF 3 patent application to support GI's Vgr 2 patent application.

12.      REPRESENTATION AND WARRANTIES.

         12.1 Representations and Warranties of GI AND METAMORPHIX. As of the Effective Date, each of GI and MetaMorphix hereby represents, warrants and covenants to the other Parties hereto as follows:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation:

                  (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and do not require any shareholder action or approval:

                  (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property:
                           (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

                  (e) it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement.

         12.2     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF GI.

                  12.2.1 Patent Rights and Know-How. To the best of GI's knowledge, information and belief, GI represents and warrants that it owns the GI Patent Rights and GI Know-How in existence on the Effective Date and/or has the right to grant the licenses under the GI Patent Rights and to the GI Know-How in existence on the Effective Date subject to the terms of this Agreement. The foregoing representation and warranty shall not be construed as a warranty as to the scope and/or validity of any claims in the GI Patent Rights.

                  12.2.2 No Conflicting Agreements. GI represents and warrants that (a) the execution of, and performance of the transactions contemplated by, this Agreement will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement to which GI is a party or by which GI is bound; and (b) as of the Effective Date, other than its preexisting collaborations with Yamanouchi Pharmaceutical Company Ltd. and Affymetrix. Inc., GI has not entered a collaboration or other arrangement with a commercial Third Party for the specific purpose of identifying sequences for Factors in the TGF-(beta) Superfamily.

         12.3     ADDITIONAL REPRESENTATIONS AND WARRANTIES OF METAMORPHIX.

                  12.3.1 PATENT RIGHTS AND KNOW-HOW. To the best of MetaMorphix' knowledge, information and belief, MetaMorphix represents and warrants that it owns the MetaMorphix Patent Rights and MetaMorphix Know-How in existence on the Effective Date and/or has the right to grant the licenses under the MetaMorphix Patent Rights and to the MetaMorphix Know-How in existence on the Effective Date subject to the terms of this Agreement. The foregoing representation and warranty shall not be construed as a warranty as to the scope and/or validity of any claims in the MetaMorphix Patent Rights.

                  12.3.2 NO CONFLICTING AGREEMENTS. MetaMorphix represents and warrants that the execution of; and performance of the transactions contemplated by, this Agreement will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement to which MetaMorphix is a party or by which MetaMorphix is bound.

                  12.3.3 EQUIPMENT. MetaMorphix represents and warrants to GI that, as of the Effective Date and the date that the equipment is delivered to GI in accordance with
                           Section 8.4 hereof, such equipment shall be in working order, merchantable, and fit for the purpose for which it was intended to be used when manufactured. MetaMorphix further represents and warrants to GI that Transamerica Business Credit Corporation (subject to that certain October 14, 1997 Master Lease Agreement with MetaMorphix) owns such equipment, that no Third Party has any right, title or interest in or to such equipment, and that at Closing, upon GI's MetaMorphix directed payment to Transamerica Business Credit Corporation, such equipment shall be free and clear of such Master Lease Agreement and any right, title or interest that Transamerica Business Credit Corporation may have therein.

         12.4     Representations and Warranties of JHU.

                  12.4.1 AUTHORITY. JHU represents and warrants to each of GI and MetaMorphix that it is a university duly organized and validly existing under the laws of the state of Maryland and that it has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder.

                  12.4.2 COMPLIANCE WITH LAWS AND ORGANIZATIONAL DOCUMENTS. JHU represents and warrants to GI and MetaMorphix that (i) it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement (ii) the execution, delivery and performance by JHU of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) the provisions of its charter or operative documents or bylaws; or (ii) any order writ injunction or decree of any court or governmental authority entered against it or by which any of its property is bound

                  12.4.3 PATENT RIGHTS AND KNOW-HOW. To the best of JHU' knowledge, information and belief, JHU represents and warrants that it owns the JHU Patent Rights and JHU Know-How, the JHU Additional Factor Patent Rights and the JHU Additional Factor Know-How in existence on the Effective Date and/or has the right to grant the licenses under the JHU Patent Rights and the JHU Additional Factor Patent Rights, and to the JHU Know-How and JHU Additional Factor Know-How in existence on the Effective Date subject to the terms of this Agreement. The foregoing representation and warranty shall not be construed as a warranty as to the scope and/or validity of any claims in the JHU Patent Rights.

                  12.4.4 NO CONFLICTING AGREEMENTS. JHU further represents and warrants that the execution of, and performance of the transactions contemplated by, this Agreement will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement to which JHU is a party or by which JHU is bound.

         12.5 REPRESENTATION BY Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

         12.6 MATERIALITY. EACH PARTY EXPRESSLY WAIVES ANY RIGHTS TO SEEK DAMAGES OR OTHER RELIEF FOR BREACH OF THE REPRESENTATIONS AND WARRANTIES IN SECTIONS 12.1, 12.2

                  AND 12.3 UNLESS SUCH BREACH HAS A MATERIAL AND ADVERSE EFFECT ON SUCH PARTY.

         12.7 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT.

13.      PRODUCT LIABILITY INDEMNIFICATION.

         13.1 METAMORPHIX INDEMNIFICATION. MetaMorphix agrees to defend GI and JHU and their respective Affiliates, sublicensees, agents, directors, officers, employees, students and licensees of rights to a Product, as applicable (the "indemnitees")(other than in settlement of a claim of infringement), at MetaMorphix' cost and expense, and will indemnify and hold harmless such indemnitees from and against any and all liabilities, losses, costs, damages, fees, or expenses claimed by or paid to a Third Party attributable to injury to persons or damage to property (collectively, "Losses") arising out of or in connection with the manufacture, use and/or sale of any MetaMorphix Product by MetaMorphix, its Affiliates, or sublicensees (other than GI); provided that such Losses do not arise out of the gross negligence or willful misconduct of GI (with respect to MetaMorphix' obligations to the GI indemnitees under this Section) or JHU (with respect to MetaMorphix' obligations to the JHU indemnitees under this Section).

         13.2 GI INDEMNIFICATION. GI agrees to defend MetaMorphix and JHU and their respective Affiliates, permitted sublicensees, agents, directors, officers, employees, students and licensees of rights to a Product, as applicable (the "indemnitees")(other than in settlement of a claim of infringement), at GI's cost and expense, and will indemnify and hold harmless such indemnitees from and against any and all Losses arising out of or in connection with the manufacture, use and/or sale of any GI Product by GL its Affiliates, or sublicensees (other than MetaMorphix); provided that such Losses do not arise out of the gross negligence or willful misconduct of MetaMorphix (with respect to GI's obligations to the MetaMorphix indemnitees under this Section) or JHU (with respect to GI's obligations to the JHU indemnitees under this Section).

         13.3 NOTICE; Cooperation. In the event of any such indemnifiable claim, the indemnified Party shall promptly notify the indemnifying Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The indemnified Party shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs. or expenses incurred by the indemnified Party without the indemnifying Party's written consent, such consent to be promptly given and not unreasonably withheld.

         13.4 LIABILITY LIMITATION. Neither GI nor MetaMorphix shall be liable for special, incidental or consequential damages or for loss of profit or lost revenue, even another Party had been advised of the possibility of such damages.

         13.5 INSURANCE. Prior to initial human testing or first commercial sale of any Product in any particular country, GI and MetaMorphix each shall secure and maintain at its own expense during the term of this Agreement either self insurance or an insurance policy or policies with an insurer or insurers acceptable to the other Parties, in either case, protecting the Parties against any and all risks typically insured against by businesses comparable to the Party, including without limitation general and products liability, arising or occurring upon or in connection with-each Party's business. Such policy or policies shall include general and products liability coverage in an amount typically secured by businesses comparable to the Party. Each Party shall furnish the other Parry and JHU with certificates evidencing all such insurance. Each Parry shall name the other Party and JHU as additional insureds in such policy or policies.

14.      TERM AND TERMINATION.

         14.1 TERM. This Agreement shall remain in effect until terminated in accordance with the provisions of this Section 14 or until the last to expire of any of the licenses granted pursuant to this Agreement.

         14.2 TERMINATION FOR BREACH. In the event that a Party shall be in default of any of its material obligations to another Party hereunder, and shall fail to remedy any such default within sixty (60) days. after notice thereof by the non-breaching Pam to whom such obligations are owed, such nonbreaching Party shall, by written notice to each of the other Parties, be entitled to terminate the rights it granted to the breaching Party under this Agreement and its obligations to the breaching Party under this Agreement. Any such notice shall specifically describe the alleged default and expressly state that the non-breaching Party intends to terminate the rights it has granted to the breaching Party-under this Agreement in the event that the breaching Party shall fail to remedy the default. Notwithstanding anything contained in this Agreement to the contrary, GI, at its option, shall have the right, but not the obligation, to remedy any default of MetaMorphix hereunder, as provided in Section 14.3, below. Upon any termination of this Agreement pursuant to this Section 14.2, none of the Parties shall be relieved of any obligations incurred prior to such termination. Notwithstanding the foregoing. (i) the breach (including, without limitation, the failure to make any payment when due) of this Agreement by GI shall not affect the licenses granted by JHU to MetaMorphix under Article 6 hereof or result in any right of JHU to take any action, including without limitation, termination of rights granted by JHU to MetaMorphix. against MetaMorphix and (ii) the breach (including, without limitation. the failure to make any payment when due) of this Agreement by MetaMorphix shall not affect the licenses granted by JHU to GI under Article 6 hereof or result in any right of JHU to take any action, including, without limitation, termination of rights granted to GI by JHU, against GI.

         14.3     BREACH OF OR WITHDRAWAL FROM AGREEMENT.

                  14.3.1 BY METAMORPHIX. In the event MetaMorphix breaches and fails to cure such breach within the sixty (60) day cure period or otherwise withdraws from, or ceases to be a Party to, this Agreement, GI, at its option, within thirty (30) days after the expiration of the sixty (60) day cure period or GI's receipt of written notice that MetaMorphix has ceased to be a Party to this Agreement, as applicable, may assume MetaMorphix' rights and obligations under this Agreement, including, without limitation, MetaMorphix' rights under the license from JHU set forth in Section 6.2, above, and MetaMorphix's obligation to pay royalties and fees to JHU, at the rates and in the amounts set forth in this Agreement, or at such other rates and amounts as JHU and GI shall agree are appropriate under the circumstances. An assignment in accordance with Section 15.8 shall not constitute a withdrawal.

                  14.3.2   BY GI. In the event that, (i) pursuant to Section
                           14.2 hereof, JHU terminates the licenses it granted to GI hereunder, or (ii) GI otherwise withdraws from. or ceases to be a Party to this Agreement, MetaMorphix, at its option, within thirty (30) days after the effective date of such termination or MetaMorphix's receipt of written notice that GI has ceased to be a Party to this Agreement, as applicable, may assume GI' rights and obligations under this Agreement, including, without limitation, GI's rights under the license from JHU set forth in
                           Section 6.3, above, and GI's obligation to pay royalties and fees to JHU, at the rates and in the amounts set forth in this Agreement, or at such other rates and amounts as JHU and MetaMorphix shall agree are appropriate under the circumstances. An assignment in accordance with Section 15.8 shall not constitute a withdrawal.

         14.4 SURVIVAL OF OBLIGATIONS; RETURN OF CONFIDENTIAL INFORMATION. Notwithstanding any termination of this Agreement, the obligations of the Parties under Sections 3.6, 7.8, 11. 12. 13 and 15.2, as well as under any other provisions which by their nature are intended to survive any such termination, shall survive and continue to be enforceable. Upon any termination of this Agreement pursuant to Section 14.2 hereof, the breaching Party shall promptly return to the non-breaching Party all written Confidential Information, and all copies thereof, of the non-breaching Party which is not covered by a license surviving such termination.

15.      MISCELLANEOUS.

         15.1 NO ASSUMPTION OF OBLIGATIONS. Except as expressly provided in this Agreement, GI is not assuming and shall have no obligation to assume any preexisting or future obligations that MetaMorphix has or owes to JHU or to any Third Party, including, without limitation, Baylor.

         15.2 PUBLICITY. No Party, nor any of its Affiliates, shall originate any publicity, news release or other public announcement, written or oral, relating to this Agreement without the prior written approval of the other Parties, which approval shall not be unreasonably withheld, except as otherwise required by law. It is expressly understood that nothing in this Section 15.1 shall prevent a Party from making a disclosure in connection with any required filings with the Securities and Exchange Commission or in connection with the offering of securities or any financing. In addition, neither GI nor MetaMorphix shall use the name of The Johns Hopkins University or The Johns Hopkins Health System or any of its constituent parts and affiliated hospitals (e.g., The Johns Hopkins Hospital) or the name of inventors of any Factor Patent Rights licensed from JHU to MetaMorphix and/or GI in any advertising, promotional, sales literature or fundraising documents without the prior written consent from an officer of JHU. JHU shall have not less than five (5) business days to review any proposed use of its name(s).

         15.3 EXPORT CONTROL. The Parties acknowledge that the export of technical data, materials, or products is subject to the exporting Parry receiving the necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party. The Parties agree that regardless of any disclosure made by the Party receiving an export of an ultimate destination of any technical data, materials, or products, the receiving Party will not reexport either directly or indirectly, any technical data, material, or products without first obtaining the applicable validated or general license from the United States Department of Commerce, United States Food and Drug Administration, and/or any other agency or department of the United States

                  Government, as required. The receiving Party shall provide the exporting Party with any information, materials, certifications, or other documents which may be reasonably required in connection with such exports under the Export Administration Act of 1979, as amended, its rules and regulations, the Federal Food, Drug and Cosmetic Act, and other applicable export laws.

         15.4 CONDUCT OF STUDIES. All studies, research and testing done by or on behalf of each Party under this Agreement shall be performed in strict compliance with any applicable federal, state, or local laws, rules, and regulations governing the conduct of studies, research, and testing at the site where such studies, research, and testing are being conducted. .

         15.5 NO IMPLIED LICENSES. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license rights shall be created by implication or estoppel.

         15.6 NO AGENCY. Nothing herein shall be deemed to constitute any Party as the agent or representative of the other Parties, or the Parties as joint venturers or partners for any purpose. Each Party shall be an independent contractor, not an employee or partner of the other Parties, and the manner in which each Party renders its services under this Agreement shall be within its sole discretion. No Party shall be responsible for the acts or omissions of the other Parties, and no Party will have authority to speak for, represent or obligate the other Parties in any way without prior written authority from the other Party or Parties.

         15.7 NOTICE. All notices required under this Agreement to be given by one Party to another shall be in writing and shall be given by addressing the same to the other at the address or facsimile number set forth below, or at such other addresses or facsimile numbers as the Parties may specify in writing. All notices shall become effective when deposited in the United States Mail with proper postage for first class registered or certified mail prepaid, return receipt requested, or when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by facsimile.

                  GI:     Genetics Institute, Inc.
                          87 CambridgePark Drive
                          Cambridge, Massachusetts 02140
                          Telecopier (617) 876-5851
                          Attn: Legal Department

                  JHU: Johns Hopkins University School of Medicine Office of Technology Licensing
                          2024 E. Monument Street. Suite 2-100 Baltimore. Maryland 21205
                          Telecopier (410) 955-1245
                          Attn: Director

                  MetaMorphix: MetaMorphix, Inc.
                          1450 South Rolling Road Baltimore, Maryland
                          21227 Telecopier (410) 455-5885
                          Attn: President

           with copies to:
                          American Home Products Corporation
                          5 Giralda Farms
                          Madison, New Jersey 07940
                          Telecopier (973) 660-7156
                          Attn: Senior Vice President and General Counsel

                          Johns Hopkins University School. of Medicine Office of Technology Licensing
                          2024 E. Monument Street, Suite 2-100 Baltimore. Maryland 21205
                          Telecopier (410) 955-1245
                          Attn: Director

                          Shapiro and Olander
                          2000 Charles Center South 36 South
                          Charles Street
                          Baltimore, MD 21201-3147
                          Telecopier (410) 539-7611
                          Attn: William E. Carlson, .Esq.

         15.8 ASSIGNMENT. This Agreement. and the rights and obligations hereunder, may not be assigned or transferred, in whole or in part, by any Party without the prior written consent of the other Parties, except that (a) upon notice to the other Parties. GI may assign this Agreement to an Affiliate controlled by GI, and MetaMorphix may assign this Agreement to an Affiliate which is majority controlled by MetaMorphix, provided that each such Party remains primarily liable and/or responsible for the performance of such obligations and such controlled Affiliate, and provided further that such controlled Affiliate agrees to be bound to the terms and conditions of this Agreement and (b) upon notice to the other Parties, GI may assign this Agreement in connection with the merger, consolidation or sale of all or substantially all of GI's assets and MetaMorphix may assign this Agreement in connection with the merger. consolidation or sale of all or substantially all of MetaMorphix' assets.

         15.9 ENTIRE AGREEMENT. This Agreement, the exhibits and schedules attached hereto, the Promissory Note (including each of the allonges thereto), and the agreements to be executed and delivered in accordance with Article 8 hereof, together constitute the entire agreement of the Parties with regard to its subject matter, and supersedes all previous written or oral representations, agreements and understandings between the Parties, including, without limitation, the 1994 Collaboration Agreement and the Letter of Intent. Nothing herein shall affect the continued effect of that Confidentiality and Non-Disclosure agreement date September 9, 1998 by and between MetaMorphix and American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division and that Confidentiality Agreement dated October 13, 1997 by and between MetaMorphix and Fort Dodge Animal Health, a division of American Home Products Corporation.

         15.10 NO MODIFICATION. This Agreement may be changed only by a writing signed by the Parties.

         15.11 HEADINGS. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

         15.12 WAIVER. The waiver by any Party of a breach or a default of any provision of this Agreement by another Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of any Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power, or privilege by such Party.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         15.13 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad or invalid, illegal or unenforceable in any jurisdiction, it shall be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law in conformance with its original intent. In the event that after such reformation, a Party's rights or obligations are materially changed, then such Party may terminate this Agreement.

         15.14 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

         15.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         15.16 APPLICABLE LAW. This Agreement shall in all events and for all purposes be governed by, and construed in accordance with, the law of the State of Maryland without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

         IN WITNESS WHEREOF, duly-authorized representatives of the parties have signed this Agreement as a document under seal as of the Effective Date.

GENETICS INSTITUTE, INC.               METAMORPHIX I C.

     By /s/ Katherine Turner              By /s/ Edwin C. Quattlebaum
        --------------------------           -----------------------------
     Name: Katherine Turner               Edwin C. Quattlebaum, Ph.D.
     Title:  Vice President               President and Chief Executive Officer

THE JOHNS  HOPKINS UNIVERSITY SCHOOL OF MEDICINE
By
Name:
Title:

I HAVE READ AND UNDERSTAND, AND AGREE TO COMPLY WITH, THE TERMS OF THIS
AGREEMENT:


         ________________________________
         Se-Jin Lee, M.D., Ph.D.

         15.13 SEVERABIIITY. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, BE held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and all other provisions shall remain in full force and effect. If any of the provisions of this Agreement is held to be excessively broad or invalid, illegal or unenforceable in any jurisdiction, it SHALL be reformed and construed BY limiting and reducing IT so as to be enforceable to the MAXIMUM extent permitted by law in conformance with its original INTERN. In the event that after such reformation, a Parry's rights or obligations are materially changed, then such Party may terminate this Agreement.

         15.14 SUCCESSORS AND ASSIGNS. This Agreement SHALL be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns.

         15.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together SHALL constitute one and. THE SAME instrument.

         15.16 APPLICABLE LAW. This Agreement shall in all events and for all purposes be governed by, and construed in accordance with, the law of the State of Maryland without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.

         IN WITNESS WHEREOF, duly-authorized representatives of the parties have signed this Agreement as a document. under seal as of the Effective Date.

GENETICS INSTITUTE INC.                   METAMORPHIX, INC.

By________________________________________ By _____________________________
Name:                                      Edwin C. Quattlebaum,Ph.D.
Title:                                     President and Chief Executive Officer

THE JOHNS HOPKINS UNIVERSITY SCHOOL OF MEDICINE

BY
Name:  Bart Chernow, M.D.
Title: Vice Dean for Research and Technology
       Professor of Medicine, Anesthesiology and Critical Care

I HAVE READ AND UNDERSTAND, AND AGREE TO COMPLY WITH, THE
TERMS OF THIS AGREEMENT:


            _______________________________________________
                  Se-Jin Lee, M.D., Ph.D.

                                  SCHEDULE 1.1

                                 ADDITIONAL BMPS


                         None as of the Effective Date.

















































Schedule 1.1 -- Page 1 of 1

                                  SCHEDULE 1.5

                      ADDITIONAL FACTOR JOINT PATENT RIGHTS



                         None as of the Effective Date.









































Schedule 1.5 -- Page 1 of 1

                                  SCHEDULE 1.10

                                 ADDITIONAL GDFS


                         None as of the Effective Date.









































Schedule 1.10 -- Page 1 of 1

                                  SCHEDULE 1.15

                                      BMPS

                                       ***






















































Schedule 1.15 -- Page 1 of 1

                                  SCHEDULE 1.16

                              COLLABORATIVE FACTORS



                                       ***
















































Schedule 1.16 -- Page 1 of 1

                                  SCHEDULE 1.39

                                   GI FACTORS

                                       ***






















































Schedule 1.39 -- Page 1 of 1

                                  SCHEDULE 1.42

                                GI PATENT RIGHTS


   FACTOR/
   SUBJECT     APPLICATION    FILING DATE      PATENT       ISSUE DATE
   MATTER
--------------------------------------------------------------------------------

   ***         ***           09/18/96


   ***         ***           12/10/97
   ***         ***

   ***         ***           03/09/98



   ***         ***         (Note: GI has obtained an exclusive worldwide
                        license, with the right to sublicense, to this application FROM Protegene, Inc. and, as such, if MetaMorphix selects *** as a MetaMorphix Factor, MetaMorphix's rights to this application will be subject to Section 6.7 of the Agreement.)

                        (Note: As of the Effective Date, this application is not
   ***         ***      yet a GI Patent Right, as GI does not yet have a
                        license to it, however, pursuant to a Material Transfer
                        Agreement between GI and Baylor, GI has the option to acquire an exclusive license to this intellectual property and is currently in discussions with *** as to the terms of such license)














Schedule 1.42 -- Page 1 of 1

                                  SCHEDULE 1.42

                                GI PATENT RIGHTS


                (TO BE ATTACHED AT OR PROMPTLY AFTER THE CLOSING)










































Schedule 1.42 -- Page 1 of 1

                                  SCHEDULE 1.48

                                  GPDC FACTORS

                                       ***

































Schedule 1.48 -- Page 1 of 1

                                  SCHEDULE 1.49

                                      GDFS

                                       ***
                                       ***
                                       ***
                                       ***
                                      GDF-8
                                      GDF-9
                                       ***
                                     GDF-11
                                     GDF-12
                                       ***
                                       ***







































Schedule 1.49 -- Page 1 of 1

                                  SCHEDULE 1.52

                                     FORM OF

                       INVENTION AND DISCLOSURE AGREEMENT

                       INVENTION AND DISCLOSURE AGREEMENT

         The undersigned, being a faculty member, student, fellow or other employee of The Johns Hopkins University ("JHU"), assigns and agrees to assign to JHU all of my right, title and interest in and to any and all inventions I might make during the course of my research or work at JHU to characterize certain previously-discovered factors, and discover and characterize new factors, in the TGF-a Superfamily, including, without limitation, any of my research or work which is funded, in whole or in part, by Genetics, Institute, Inc., ("GI") which funds research at JHU under the direction of Se-Jin Lee, M.D., Ph.D. ("Dr. Lee") under that January 26, 1999 Amended and Restated Collaboration Agreement (the "1999 Collaboration Agreement") by and among JHU, GI and MetaMorphix, Inc. ("MetaMorphix). During and after the course of my research or work at JHU (whether or not I am still employed or associated with JHU), I will cooperate fully in obtaining patent and other proprietary protection for such inventions, all in JHU's name and at JHU's cost and expense, and, without limitation, shall execute and deliver all requested applications, assignments and other documents, and take such other measures as JHU shall reasonably request, in order to perfect and enforce JHU's rights in such inventions.

         I acknowledge that any such inventions shall be exclusively licensed and/or sublicensed to GI and/or MetaMorphix pursuant to the 1999 Collaboration Agreement. I understand that I may participate in royalties, if any, received by JHU from GI or MetaMorphix and their licensees from the commercialization of any such inventions, pursuant to the JHU School of Medicine's Intellectual Property Guidelines.

         Finally, during the course of my research or work at JHU, for such time as I am engaged in the discovery and characterization of TGF-(beta) factors in Dr. Lee's laboratory, I will give JHU immediate notice of any affiliations that I am considering or may have (as a researcher, consultant or advisor) with a commercial entity (except GI) that is intended to discover, identify and/or characterize factors in the TGF-(beta) Superfamily.




Name:
Title:

Date:
      ---------------





Schedule 1.52 -- Page 1 of 1

                                  SCHEDULE 1.54

                       JHU ADDITIONAL FACTOR PATENT RIGHTS


                            (NONE AS OF CLOSING DATE)









































Schedule 1.54 -- Page 1 of 1

                                  Schedule 1.56
                                JHU PATENT RIGHTS
                           (as of the Effective Date)


A.       BMPs: None

B.       GDFs:

         1. U.S. Application S/N *** filed January 12, 1993, entitled ***; corresponding International PCT Application *** filed January 12, 1994 designating Europe, Japan and Canada. (JHU Case No. ***)

         2. PCT Application *** filed January 21, 1994, entitled ***; International PCT Application S/N *** filed July 11, 1995; International PCT Application *** designating Canada; International PCT Application *** filed July 12, 1995 designating Japan; International PCT Application *** filed July 11, 1997 designating Europe; DIV Application *** filed September 15, 1998; and Patent No. *** issued September 15, 1998. (JHU Case No. ***)

         3. U. S. Application S/N *** filed January 12, 1993, entitled ***; corresponding continuation-in-part Application *** filed as International PCT Application on January 12, 1994 designating U.S., Europe, Japan and Canada; International PCT-continuation-in-part Application S/N *** filed May 31, 1995; International PCT Application *** filed July 12, 1995 designating Canada; International PCT Application filed July 12, 1995 designating Japan; Patent No. *** issued September 1, 1998, entitled ***; DIV Application *** filed September 1, 1998. (JHU Case No. ***)

         4. U. S. Application S/N *** filed July 9, 1993, entitled ***; corresponding *** filed July 8, 1994 designating U.S., Australia, Europe, Japan and Canada; International PCT Application *** filed July 8, 1994 designating Japan; International PCT Application *** filed July 8, 1994 designating Australia; and International PCT *** filed July 8, 1994 designating Europe; International PCT Application *** filed January 9, 1996; DIV Application S/N *** filed June 15, 1998; Patent No. *** issued June 23, 1998 entitled "***". (JHU Case No. ***)

         5. U. S. Application S/N *** filed July 9, 1993, entitled "***"; corresponding *** filed July 8, 1994 designating U.S., Australia, Europe, Japan and Canada; International PCT Application *** filed July 8, 1994 designating Japan; Patent No. *** issued January 19, 1995; U.S. Application S/N *** filed interference January 9, 1996; International PCT Application *** filed July 8, 1994 designating Europe; and Patent No. *** entitled "***" issued on July 2, 1998. (JHU Case No. ***)

         6. U. S. Application S/N *** filed March 19, 1993, entitled "***"; corresponding PCT Application S/N PCT *** filed March 18, 1994 designating U.S., Europe, Japan and Canada; International PCT Application *** filed September 19, 1995; continuation-in-part Application S/N *** filed February 5, 1997; continuation-in-part Application *** filed April 28, 1997, and International PCT-continuation-in-part Application *** filed May 23, 1997; U.S. Application *** filed November 10, 1997, entitled "***" PCT Application *** filed on February 5, 1998; International PCT Application *** filed March 18, 1994 designating Canada; continuation-in-part Application *** filed February 5, 1998; continuation-in-part Application *** filed July 28, 1998; patent no. *** issued on August 6, 1998; DIV Application *** filed October 23, 1998; Patent No. *** issued on October 27, 1998 entitled "***" (JHU Case No. ***)

         7. U.S. Application S/N *** filed January 12, 1993, entitled "***"; corresponding continuation-in-part Application filed as International PCT Application US *** on January 12, 1994 designating U.S., Europe, Japan, and Canada; International PCT *** filed July 12, 1995 designating Japan; `International PCT Application *** filed October 23, 1995; PCI Application *** filed June 27, 1996 designating Canada; DIV Application *** filed September 26, 1997; continuation-in-part Application S/N *** filed October 6, 1997; PCT Application *** filed January 12, 1994; PCT Application *** filed October 6, 1998; DIV Application *** filed on October 13, 1998; Patent No. *** issued October 31, 1998. (JHEJ Case No. ***)

         8. U. S. Application S/N *** filed October 8, 1993, entitled "***"; PCT Application *** filed October 7, 1994; International PCT Application S/N *** filed August 16, 1996; International PCT Application *** filed July 25, 1996 designating Japan; and International PCT Application *** filed July 25, 1996 designating Europe. (JHU Case No. ***)

         9. U. S. Application S/N *** filed July 8, 1994, entitled "***"; PCT Application *** filed July 7, 1995; International PCT Application *** filed July 7, 1995; International PCT Application *** filed July 7, 1995 designating Japan; International PCT Application *** filed July 7, 1995 designating Canada; FWC Application *** filed September 3, 1996; continuation-in-part Application *** filed February 6, 1997; PCT Application *** filed February 6, 1998; continuation-in-part Application *** filed February 6, 1998; International PCT Application *** filed September 3, 1996 designating Europe; continuation-in-part Application S/N *** filed July 28, 1998. (JHU Case No. ***)

         10. U. S. Application S/N *** filed July 13, 1994, entitled "***"; continuation-in-part filed September 26, 1994 as U.S. Application S/N ***; International PCT Application *** filed July 12, 1995 designating Europe; International PCT Application *** filed July 12, 1995 designating Canada; PCT Application *** filed July 12, 1995; International PCT Application ***filed July 13, 1995 designating Japan; International PCT Application *** filed April 28, 1997; DIV Application S/N *** filed November 2, 1998; and Patent No. *** issued November 13, 1998. (JHU Case No. ***)

         11. U.S. Application *** filed March 29, 1996, entitled "***" and corresponding International PCT Application *** filed March 31, 1997. (JHU Case No. ***)


         12. PCT Application *** filed July 24, 1998, entitled "***" (JHU Case No. ***)

         13. PCT Application *** filed June 3, 1998, entitled "***"; PCT Application *** filed July 28, 1998 (JHU Case No. ***)

C.       Collaborative Factors:

         1. PCT Application *** filed July 24, 1998, entitled "***" (JHU Case No. ***)

         2. PCT Application *** filed July 24, 1998, entitled "***" (JHU Case No. ***)

D.       ***:

         1. PCT Application *** filed July 24, 1998, entitled "***" (JHU Case No. ***)

E.       ***: None

         1.      None.



GENETICS INSTITUTE, INC.               THE JOHNS HOPKINS UNIVERSITY
                                       SCHOOL OF MEDICINE

/s/ Katherine J. Turner                /s/ Bart Cherhow, M.D.

Katherine J. Turner                    Bart Chernow, M.D.
Vice President                         Vice Dean for Research and Technology
Protein Discovery Research             Professor of Medicine, Anesthesiology and
                                       Critical Care

                                  SCHEDULE 1.59

                               JOINT PATENT RIGHTS



                         None as of the Effective Date.









































Schedule 1.59 -- Page 1 of 1

                                  SCHEDULE 1.62

                               METAMORPHIX FACTORS



                                      GDF-8
                                     GDF-11
                                     GDF-12









































Schedule 1.62 -- Page 1 of 1

                                  SCHEDULE 1.65

                            METAMORPHIX PATENT RIGHTS


                         None as of the Effective Date.















































Schedule 1.65 -- Page 1 of 1

                                 SCHEDULE 3.3.3


                            SPONSORED RESEARCH BUDGET

                                       ***



















































Schedule 3.3.3 -- Page 1 of 1

                                 SCHEDULE 3.3.4

                             SPONSORED RESEARCH PLAN


RESEARCH PROPOSAL

Specific Aim 1:     Generation of inducible cre transgenic mice.

Specific Aim 2:     Construction and characterization of GDF-l0/BMP-3 double
                    knockout mice.

Specific Aim 3:     Construction and characterization of GDF-12-/-,
                    inhibin-(beta)C -/-, and GDF-12/inhibin- (beta)C double knockout mice.

Specific Aim 4:     Construction and characterization of GDF-2 -/- mice.

Specific Aim 5:     Construction and characterization of GDF-l5 -/- mice.

Specific Aim 6:     Search for human myostatin mutations.

Specific Aim 7:     Search for novel cysteine knot-containing factors.





Specific Aim 1:     Generation of inducible cre transgenic mice.

         For a variety of reasons, the ability to induce mutations in members of the TGF-B superfamily in neonatal or adult animals would be quite useful for identifying potential therapeutic applications for these molecules. For example. a number of knockout mice containing targeted mutations in members of the TGF-l3 superfamily have turned out to have be embryonic lethal, making it impossible to determine the roles that these genes play during postnatal development or in adult animals. Similarly, even in certain cases where the knockout animals are viable, such as the myostatin knockout mice, the ability to shut off the gene in adult animals would be invaluable in further evaluating potential applications. As a first step toward achieving this goal, we propose to generate transgenic lines in which the expression of the cre recombinase can be induced at defined times either during development or postnatally. Our strategy will be to generate mouse lines carrying two different transgenes. One transgene will contain the cre recombinase cloned downstream of minimal promoter containing let operator sequences. The second transgene will contain the reverse-tel hybrid protein that can be activated by tetracycline. The reverse-tel coding sequence will initially be cloned downstream of a promoter that is active in a wide range of tissues, such as the CMV or metallothionein promoter. Eventually, constructs could be made in which tissue-specific promoters are used. The initial goal will be to simply demonstrate the feasibility of this approach. If expression of crc can be induced in these mice, we will then attempt to use these mice to generate postnatal knockouts of specific TGF-(beta) family members.






Schedule 3.3.4 -- Page 1 of 4

Specific Aim 2:     Construction and characterization of GDF-l0/BMP-3 double
                    knockout mice.

         We have shown that GDF-I0 is expressed at highest levels in developing skeletal structures and inner ear during embryogenesis and in the uterus. cerebellum, and adipose tissue in adult mice. We have also shown that GDF-I0 -/- mice that we generated by gene targeting appear to be normal with respect to skeletal development, fertility, and cerebellar development. These results suggest that the activities of other factors may be compensating for the loss of GDF- 10 function in GDF-l0 -/- mice. The most likely candidate for a molecule with redundant activity to GDF-10 is BMP-3, which is the highly related to GDF-l0, BMP-3 -/- mice generated and characterized by scientists at GI and by Karen Lyons now at UCLA also appear to be indistinguishable from wild type mice.

         We propose to generate GDF-lO/BMP-3 double knockout mice to determine whether these molecules are, in fact, functionally redundant. We will send GDF-I0 -I- mice to Karen Lyons, and she will send BMP-3 -I- mice to us. We will then breed these mice together to generate the double mutants. The double mutants will be examined thoroughly for any abnormalities, which particular focus on those tissues that we have extensively analyzed in the GDF-l0-/- mice.


Specific Aim 3:     Construction and characterization of GDF-l2-/-,
                    inhibin-BC /-. and GDF-l2/inhibin- (beta)C double knockout mice.

         We have shown that both GDF- 12 and inhibin-(beta)C are expressed specifically in the developing and adult liver and pancreas. In a number of liver injury models examined, we have found that inhibin-(beta)C is dramatically and transiently down-regulated following partial hepatectomy. We have generated both GDF-12 -/- mice and inhibin- (beta)C -/- mice by gene targeting. Our analysis thus far has shown that these are relatively normal. We do have some preliminary data suggesting that these mice may be predisposed to developing fatty liver. However, because the development of fatty liver even in wild type mice appears to be highly variable among individual mice, we have delayed further analysis of this phenotype until the mice have been bred into genetically pure backgrounds.

         We propose to further analyze these mice particularly with respect to liver and pancreas function in the pure genetic backgrounds. With respect to liver function, we will examine the livers of these animals not only under normal conditions but also following a variety of different liver injuries. With respect to pancreatic function, we will examine the tissue histologically and examine a variety of serum parameters under normal conditions and response to exogenously administered glucose (glucose tolerance test).

         We also propose to generate GDF- 12/inhibin- (beta)C double mutants. The rationale for this experiment is that GDF-12 and inhibin- (beta)C are the two members of the TB (beta) superfamily that are most highly related to each other, and the two genes have identical patterns of expression, suggesting the possibility that they may have similar biological functions. Unfortunately, because the two genes are only several kilobases apart in the genome, it will not be practically possible to generate the double mutant simply by breeding the two individual mutants. We have generated a new targeting vector to simultaneously delete both genes. and we are ready to electroporate embryonic stem cells with this construct. Once we have generated the double mutant, these mice will be analyzed in a similar manner as the individual mutants.






Schedule 3.3.4 -- Page 2 of4

Specific Aim 4:      Construction and characterization of GDF-2 -/-- mice.

          GDF-2 (identical to BMP-9) is expressed most prominently in the liver both during development and in adult animals. We have demonstrated a variety of activities for GDF-2 in culture and in animals. including induction of alkaline phosphatase activity and bone formation and regulation of branching morphogenesis in lung explants. We have also generated a GDF-2 mutation in embryonic stern cells, and from blastocvst injection of these clones, we now have several germ-line chimeras.

          We propose to examine the phenotype of GDF-2 -/-mice. We will thoroughly examine these mice for abnormalities. We will first determine whether GDF-2 -/- mice are viable. If so. we will have complete necropsies performed on these mice and will analyze a wide range of serum parameters. We will also carry out an extensive analysis of liver function in these mice using approaches similar to those that we will use for the GDF-12 and inhibin-(beta)C -/- mice. If the mutant animals are not viable, we will determine the stage at which the animals die and then analyze the animals or embryos histologically. Further analysis will, of course. depend on the specific abnormalities that we find.


Specific Aim 5: Construction and characterization of GDF-15 -/- mice.

          GDF-15 is expressed widely in adult tissues, but most prominently in the liver. We have shown that the expression of GDF-15 is induced in a variety of liver injury models. We also have preliminary evidence that the expression of GDF-15 is induced in other tissues as well in response to injury. These data raise the possibility that GDF- 15 may be an important mediator of the regenerative response in a variety of' cell types and tissues. We have also generated a GDF-15 mutation in embryonic stem cells, and from blastocyst injection of these clones, we now have at leas one germ-line chimera.

         We propose to examine the phenotype of GDF-15 -/- mice. We will analyze these mice as described above for the GDF-2 -/- mice. In addition, if the GDF-15 -/- mice are viable, we will subject the mice to a variety of different injury models for different tissues.


Specific Aim 6: Search for human myostatin mutations.

         We have shown that myostatin functions as a negative regulator of muscle growth both in mice and in cattle, suggesting that inhibition of mvostatin function or expression may have important applications for the treatment of muscle wasting diseases. We would like to extend these studies to demonstrate that myostatin carries out the same function in humans. We propose to examine the myostatin gene in heavily-muscled individuals, such as professional bodybuilders, for the presence of mutations. We have already accumulated over 100 blood samples form heavily-muscled individuals. We will complete our preparation of DNA from these blood samples and then sequence the C-terminal coding region from each sample. Depending on the results of this study, we may also sequence the other exons encoding the pre-region.


Specific Aim 7:     Search for novel cvsteine knot-containing factors.

         All members of the TGF-B superfamily as well as a variety of other growth factors and hormones have a cysteine pattern that has been shown in a number of cases to form a cysteine knot structure. Our search for new factors has been focused to date almost entirely for new


Schedule 3.3.4 -- Page 3 of 4
members of the TGF-B superfamily. We propose to continue this search, primarily focusing on a low stringency approach. and to expand this search to include new members of the DAN family While all of the published studies on the DAN family have focused on their ability to bind and inhibit members of the TGF-(beta) superfamily, we believe that the possibility that these molecules may signal through their own receptors still has not been ruled out. We also believe that whatever their mechanism of action may be these molecules also have the potential to be important therapeutic agents.






























Schedule 3.3.4 Page 4 of 4

                                 SCHEDULE 3.3.6

                                     FORM OF

                            CONFIDENTIALITY AGREEMENT

                            CONFIDENTIALITY AGREEMENT

         The undersigned, being a faculty member, student, fellow or other employee of The Johns Hopkins University ("JHU"), agrees not to directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any third party any scientific, technical, trade or business information specifically related to _______________, as more fully described in the Exhibit attached to this Confidentiality Agreement. Such information is `CONFIDENTIAL" to MetaMorphix, Inc. (a corporation formed in 1994 for the purposes of funding research at JHU under the direction of Se-Jin Lee, M.D., Ph.D. to characterize certain previously-discovered factors, and discover and characterize new factors, in the TGF-(beta) Superfamily and commercializing such factors) and/or Genetics Institute, Inc., a JHU licensee which also has provided funding for TGF-(beta) Superfamily research at JHU.

       This duty of confidentiality shall not apply to all or part of the above-described information if (a) such information was known to the undersigned at the time it was disclosed, as evidenced by written records at the time of disclosure; (b) at the time of disclosure or later becomes publicly known under circumstances involving no breach of this Confidentiality Agreement: or (C) is lawfully and in good faith made available to the undersigned by a third party who did not derive it from the undersigned and who imposes no obligation of confidence on the undersigned. For each disclosure of confidential information, this duty of confidentiality shall last five (5) years from the date of disclosure of such confidential information.

         I further understand that general know-how and research skills are not considered confidential by JHU, MetaMorphix and/or GI.








Print Name
           ---------------



Title
      --------------------



Date
     --------------


Schedule 3.3.6 -- Page 1 of 1

                                 SCHEDULE 3.3.9

                                  JHU EQUIPMENT

                EQUIPMENT                               PRICE PAID TO PURCHASE

                Thermal cvcler                         $ 6,000
                Microcentrifuges (3)                     5,100
                New Brunswick incubator/
                Shaker and accessories                   5,200
                Macintosh computer, monitor, etc.        2,500
                Shimadzu spectrophotometer               8,000
                Belico hot shaker                        1,900
                Tissue culture incubators (2)           15,000
                Crvostat                                20,000
                Miscellaneous                            6,000



























Schedule 3.3.9 -- Page 1 of 1

                                 SCHEDULE 3.4.2

                           COLLABORATIVE RESEARCH PLAN


           GI and MetaMorphix each shall conduct research on their own and/or through the efforts of collaborators (which efforts shall be subject to the terms and conditions of the Agreement) to evaluate and characterize those BMPs, GDFs and Collaborative Factors that have not yet been designated or selected as either GI Factors or MetaMorphix Factors, so that GI and MetaMorphix may each utilize the information gained from conducting such research to select GI Factors and MetaMorphix Factors, respectively, from the Available Factors in accordance with Article 5 of the Agreement. Information gained from conducting such research shall be shared among the Parties as provided in the Agreement.






























Schedule 3.4.2 -- Page 1 of 1

                                  SCHEDULE 5.2

                                AVAILABLE FACTORS

                                       ***





























Schedule 5.2 -- Page 1 of 1

                                  SCHEDULE 6.6A

                    JHU STANDARD MATERIAL TRANSFER AGREEMENT

                                [JHU LETTERHEAD]

                                     [date]
    Dear
         -------------------




           Johns Hopkins University (JHU) agrees to provide you the material(s) indicated below which you requested from Dr. Se-Jin Lee for your nonclinical research studies. in order to protect JHU's proprietary rights in the material(s) or its (their) progeny, portions. and derivatives thereof (hereinafter "Materials"), we request that you and an authorized official of your institution sign, date, and return this letter agreement to us.

           Material(s) identification:

           Acceptance of the Material(s) by your institution confirms your agreement to the following conditions:.

I) This agreement and the resulting transfer of the Material(s) constitute a nonexclusive license to use the Material(s) for nonprofit. nonclinical research purposes only. The Material(s) will not be used in humans and will be stored, used, and disposed of in accordance with applicable law and regulations. The Material(s) will not be used for any commercial purpose. This agreement is not assignable and the Material(s) may not be transferred to another party.

2) Nothing in this Letter Agreement grants you any rights under any patents claiming the Material(s) nor any rights to use Materials for profit-making or commercial purposes.

3) Subject to Paragraph 4 below, you are free to publish your work involving this Material(s). You agree to provide JHU with a copy of any publication which contains results obtained from use of the Material(s), as provided in Paragraph 4 below.

4)    INVENTIONS.

      a. DISCLOSURE. You will promptly and fully disclose in writing to JHU any and all inventions, know-how and other rights (whether or not protected under state, federal, or foreign intellectual property laws) related to the Material(s) or its (their) use which are conceived and/or reduced to practice by you, alone or jointly with others, in the course of your research (the "lnventions").

      b. LICENSE AND OPTION. You and your institution grant to JHU (I) a non-exclusive royalty-free license to Inventions for non-commercial academic research purposes (ii) a non-exclusive, royalty bearing (not to exceed 1% of JHU's licensee's net sales) transferable license to Inventions which are new uses of the Material(s) (for example, new therapeutic indications for, and new methods of administration of, the Material(s) and (iii) a first option to obtain an exclusive, royalty-bearing transferable license to any or all of your interests in the Inventions, all with the right to grant sublicenses. For each Invention, JHU's first option must be exercised within ninety (90) days of your disclosure of that Invention to JHU. The royalty payable to you and other terms of the



Schedule 6.6A -- Page 1 of 2
          exclusive license will be negotiated by the parties in good faith.

   5) JHU makes no representations whatsoever as to the Material(s). They are experimental in nature and are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PRUPOSE OR ANY OTHER WARRANTY. EXPRESS OR IMPLIED. JHU MAKES NO REPRESENTATION OR WARRANTY THAT THE USE OF
          THE MATERIAL(S) WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY
       RIGHT.

   6) Except where precluded by Federal law and to the extent allowed by State law, you and our institution agree to defend, indemnify, and hold harmless JHU its trustees, officers, employees, and agents FROM any loss, claim, damage, or liability, of any kind whatsoever. which may arise for you or your institution's use, storage. or-disposal of the Material(s) or any other material that could not have been made but for the Material(s), except to the extent such arise due to the gross negligence of JHU.

   7) You shall not use the name of THE JOHNS HOPKINS UNIVERSITY or THE JOHNS HOPKINS HEALTH SYSTEM or any of its constituent parts such as the Johns Hopkins Hospital or any contraction thereof or the name of its employees in any advertising, promotional, sales literature or fundraising documents without prior written consent from an officer of JHU.

         To indicate you and your institution's agreement to these conditions, you and an authorized official should sign and date this letter in the spaces indicated below and return it to me. If you have any questions concerning this agreement, you may call me at 410-955-4666.

Sincerely,


Howard W. Califano. Esq.
Assistant Dean and Director
Office of Technology Licensing

HWC:spa

Signature:
           ------------------------------------------------------------
                        (Recipient lnvestigator Signature)
Name:
Title:
Date:


RECIPTIENT INSTITUTLON'S AUTHORIZED OFFICIAL

AN AUTHORIZED SIGNATURE IS THAT OF AN INSTITUTIONAL OFFICIAL OR COMPANY OFFICER SPECIFICALLY AUTHORIZED TO EXECUTE DOCUMENTS OF THIS TYPE ON BEHALF OF THE INSTITUTION.

Institution/Company:
                     -------------------------------------------

Signature:
            ----------------------------------------------------

NAME:
Title:
Date:



Schedule 6.6A -- Page 2 of 2

                                  SCHEDULE 6.6B


                     GI STANDARD MATERIAL TRANSFER AGREEMENT





                                       ***

                                  SCHEDULE 7.2A


                      ADDITIONAL LICENSE FEES PAYABLE BY GI
                      FOR GI FACTORS AND ADDITIONAL FACTORS

                       ADDITIONAL LICENSE FEES FOR GI's DEVELOPMENT OF GI FACTORS
-------------------------------------------------------------------------------------------------------
                              EVENT                                     ADDITIONAL LICENSE FEE
-------------------------------------------------------------------------------------------------------
                                                                     PAYABLE TO       PAYABLE TO
                                                                        JHU           METAMORPHIX
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Commencement of the first Phase III clinical trial in the U.S. a            $***         $***
European country or Japan sponsored by GI. or its Affiliates or sublicensees, for each GI Factor that is a GDF Discovered by JHU
-------------------------------------------------------------------------------------------------------
Commencement of the first Phase III clinical trial in the U.S.. a           $***         $***
European country or Japan sponsored by GI, or its Affiliates or sublicensees, for each GI Factor that is a GDF Discovered by
MetaMorphi.x
-------------------------------------------------------------------------------------------------------
Commencement of the first Phase 111 clinical trial in the U.S.,             $***         $***
a European country or Japan sponsored by GI. or its
Affiliates or sublicensees. for each GI Factor that is a
Collaborative Factor of JHU and MetaMorphix
-------------------------------------------------------------------------------------------------------
Commencement  of the first Phase III clinical  trial in the U.S.,           $***         $***
a European country or Japan sponsored by Gl. or its Affiliates or sublicensees, for each Collaborative Factor of 01 and MetaMorphix
-------------------------------------------------------------------------------------------------------
Commencement of the first Phase III clinical trial in the U.S..             $***         $***
a European country or Japan sponsored by one of its Affiliates or sublicensees, for each Collaborative Factor of GI and JHU
-------------------------------------------------------------------------------------------------------
Approval of the first PLA filed by 01, or its Affiliates or                 $***         $***
sublicensees, in the U.S., a European country or Japan. for each
GI Factor that is a GDF Discovered by JHU
-------------------------------------------------------------------------------------------------------
Approval of the first PLA filed by GI or its Affiliates or                  $***         $***
sublicensees in the U.S., a European country or Japan for each
GI Factor that is a GDF Discovered by MetaMorphix
-------------------------------------------------------------------------------------------------------
Approval of the first PLA filed by GI, or its Affiliates or                 $***         $***
sublicensees. in the U.S.. a European country or Japan. for each
GI Factor that is a Collaborative Factor of JHU and MetaMorphix
-------------------------------------------------------------------------------------------------------
Approval of the first PLA filed by GI or its Affiliates or                  $***         $***
sublicensees in the U.S.. a European country or Japan, for each
GI Factor that is a Collaborative Factor of GI and MetaMorphix
-------------------------------------------------------------------------------------------------------
Approval of the first PLA filed by GI or its Affiliates or                  $***         $***
sublicensees. in the U.S., a European country or Japan. for each
GI Factor that is a Collaborative Factor of GI and JHU
-------------------------------------------------------------------------------------------------------



Schedule 7.2A -- Page I of 2

                           ADDITIONAL LICENSE FEES FOR
                     GI's DEVELOPMENT OF ADDITIONAL FACTORS

         ---------------------------------------------------------------------------------------------------
                                                                                  ADDITIONAL LICENSE FEE
                                       EVENT                                         PAYABLE TO JHU
         ---------------------------------------------------------------------------------------------------

         Commencement of the first Phase III clinical trial in the US, a                                $***
         European country or Japan sponsored by GI or its Affiliates or
         Sublicensees for each Additional GDF that is Discovered by JHU
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the US, a                                $***
         European country or Japan sponsored by GI or its Affiliates or sublicensees, for each Additional Collaborative Factor
        ----------------------------------------------------------------------------------------------------
         Approval of the first PLA filed by GI or its Affiliates or                                     $***
         sublicensees. in the U.S., a European country or Japan for each
         Additional GDF that is Discovered by JHU
         ---------------------------------------------------------------------------------------------------
         Approval of the first PLA filed by GI its Affiliates or                                        $***
         sublicensees, in the U.S., a European country or Japan for each
         Additional Collaborative Factor
         ---------------------------------------------------------------------------------------------------













Schedule 7.2A -- Page 2 of 2

                                  SCHEDULE 7.2B

                      ADDITIONAL LICENSE FEES PAYABLE BY GI
                             FOR METAMORPHIX FACTORS

         ---------------------------------------------------------------------------------------------------
                           ADDITIONAL LICENSE FEES FOR
             GI'S DEVELOPMENT OF METAMORPHIX FACTORS IN THE GI FIELD
         ---------------------------------------------------------------------------------------------------
                                                                                     LICENSE FEE

              EVENT                                                            PAYABLE TO     PAYABLE TO
                                                                                  JHU         METAMORPHIX
         ---------------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------------

         Filing, by GI, its Affiliates or sublicensees of the first IND           $***                  $***
         for the MetaMorphix Factor known as GDF-8
         ---------------------------------------------------------------------------------------------------
         Filing, by GI, its Affiliates or sublicensees of the first IND           $***                  $***
         for each MetaMorphix Factor, other than the MetaMorphix Factor known as GDF-8, which is a GDF
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the U.S., a        $***                  $***
         European country or Japan sponsored by GI or its Affiliates or
         Sublicensees. for the MetaMorphix Factor known as GDF-8
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the U.S., a        $***                  $***
         European country or Japan sponsored by GI or its Affiliates or sublicensees, for each MetaMorphix Factor, other than the
         MetaMorphi.x Factor known as GDF-8 which is a GDF Discovered
         byJHU
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the U.S.,          $***                  $***
         a European country or Japan sponsored by GI or its Affiliates or sublicensees, for each MetaMorphix Factor, other than the
         MetaMorphix Factor known as GDF-8 which is a GDF Discovered by MetaMorphix
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the U.S.,          $***                  $***
         a European country or Japan sponsored by GI or its Affiliates or Sublicenisees for each MetaMorphix Factor, other than the
         MetaMorphix Factor known as GDF-8 which is a Collaborative
         Factor of JHU and MetaMorphix
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase III clinical trial in the U.S.,          $***                  $***
         a European country or Japan sponsored by GI or its Affiliates or sublicensees, for each MetaMorphix Factor other than the
         MetaMorphix Factor known as GDF-8 which is a Collaborative
         Factor OF JHU and GI
         ---------------------------------------------------------------------------------------------------
         Commencement of the first Phase Ill clinical trial in the U.S.,          $***                  $***
         a European country or Japan sponsored by GI or its Affiliates or sublicensees, for each MetaMorphix Factor, other than the
         MetaMorphix Factor known as GDF-8, which is a Collaborative
         Factor of MetaMorphix and GI
         ---------------------------------------------------------------------------------------------------


Schedule 7.2B -- Page 1 of 2

        ----------------------------------------------------------------------------------------------------
        Filing by GI, its Affiliates or sublicensees, and acceptance for          $***                  $***
        review By the applicable Regulatory Authorities in the U.S., a
        European country or Japan. of the first PLA for the MetaMorphix
        Factor known as GDF-8
        ----------------------------------------------------------------------------------------------------
        Filing by GI, its Affiliates or sublicensees. and acceptance for          $***                  $***
        review by the applicable Regulatory Authorities in the U.S.. a
        European country or Japan. of the first PLA for each Met.aMorphix
        Factor other than the MetaMorphix Factor known as GDF-8
        ----------------------------------------------------------------------------------------------------
           Receipt of Regulatory Approval of the first PLA filed by GI,           $***                  $***
           Factor known Affiliates or sublicensees in the U.S., a
           European country or Japan for the MetaMorphix Factor known as GDF-8
        ----------------------------------------------------------------------------------------------------
           Receipt of Regulatory Approval of the first PLA filed by GI its        $***                  $***
           Affiliates or sublicensees in the U.S., a European country or
           Japan for each MetaMorphix Factor, other than the MetaMorphix
           Factor known as GDF-8 which is a GDF Discovered by JHU
        ----------------------------------------------------------------------------------------------------
           Receipt of Regulatory Approval of the first PLA filed by CI,           $***                  $***
        its Affiliates or sublicensees in the U.S.. a European country or Japan for each MetaMorphix Factor, other than the MetaMorphix
        Factor known as GDF-8, which is a GDF Discovered by MetaMorphix
        ----------------------------------------------------------------------------------------------------
        Receipt of Regulatory Approval of the first PLA filed by GI its           $***                  $***
        Affiliates or sublicensees in the U.S., a European country or
        Japan for each MetaMorphi.x Factor, other than the MetaMorphtx
        Factor known as GDF-8, which is a Collaborative Factor of JHU and MetaMorphix
        ----------------------------------------------------------------------------------------------------
        Receipt of Regulatory Approval of the first PLA filed by GI,              $***                  $***
        its Affiliates or sublicensees in the U.S. a European country or Japan for each MetaMorphix Factor, other than the MetaMorphix
        Factor known as GDF.8 which is a Collaborative Factor of JHU and GI
        ----------------------------------------------------------------------------------------------------
        Receipt of Regulatory Approval of the first PLA filed by GI               $***                  $***
        its Affiliates or sublicensees in the U.S.. a European country or Japan for each MetaMorphix Factor, other than the MetaMorphix
        Factor known as GDF-8, which is a Collaborative Factor of
        MetaMorphix and GI
        ----------------------------------------------------------------------------------------------------

Schedule 7.2B -- Page 2 of 2

                                  SCHEDULE 8.IA


                          FORM FOR ASSIGNMENT OF SHARES

                              ASSIGNMENT AGREEMENT

           For value received (as set forth in that Amended and Restated Collaboration Agreement of even date herewith among Genetics Institute Inc., The Johns Hopkins University and MetaMorphix. Inc. Genetics Institute, Inc. does hereby sell, assign, transfer, and permit the redemption unto MetaMorphix. Inc. Three Million Six Hundred Thousand (3,600,000) of its shares of Convertible Preferred Stock of MetaMorphix, Inc., i.e. Two Million Seven Hundred Thousand (2,700,000) shares of its Series A Convertible Preferred Stock and Nine Hundred Thousand (900,000) shares (or all) of its Series B Convertible Preferred Stock, standing in the name of Genetics Institute, Inc. on the books of MetaMorphix. Inc., represented by stock certificate nos. A-102 arid A-104 through A-111 (collectively representing Two Million Seven Hundred Thirty-eight Thousand Nine Hundred (2,738,900) shares of Series A Convertible Preferred Stock, there having been A stock split of 50-to-1 on May 27, 1997) and certificate no. B-101 (representing Nine Hundred Thousand (900,000) shares of Series B Convertible Preferred Stock, there having been a stock split of 50-to-1 on May 27, 1997), the originals of which are attached hereto as EXHIBIT A.

          An opinion of counsel under Section 3 of the April 18, 1995 Registration Agreement is not being provided as MetaMorphix, Inc. has waived such requirement for this sale and redemption.

          In consideration for such sale and redemption. MetaMorphix. Inc. shall issue, in the name of Genetics Institute, Inc., a replacement stock certificate no. A-112, for Thirty-eight Thousand Nine Hundred (38,900) shares of Series A Convertible Preferred Stock owned by Genetics Institute, Inc. formerly represented by stock certificate no. A-111 (leaving Genetics Institute, Inc. with a total of Two Hundred Thousand (200,000) shares of Series A Convertible Preferred Stock). Such remaining shares. i.e., as represented by stock certificate nos. A-103 and A-111, shall continue to benefit from and be subject to the terms of the April 18, 1995 Registration Agreement and the replacement stock certificate shall be legended in accordance with such Agreement.

Dated:  January ____, 1999
ATTEST:                               GENETICS INSTITUTE, INC.
       -------------------            By:                                 (SEAL)
                                         ---------------------------------
                                      Name:
                                      Date:




ACCEPTED THIS -- DAY OF JANUARY. 1999
BY METAMORPHIX, INC.



By:
   --------------------------------------------------------------
Edwin C. Quattlebaum  Ph.D. President and Chief Executive Officer





Schedule 8.lA -- Page l of l

                                  SCHEDULE 8.1B

                              FORM FOR STOCK POWER


                                   STOCK POWER



          FOR VALUED RECEIVED, Genetics Institute Inc.. a Delaware corporation ("GI"). hereby sells. assigns, transfers and conveys to MetaMorphix, Inc., a Delaware corporation, _______________ shares of __________________________ stock
[which have not been surrendered to permit an adjustment for a prior stock split], ______ par value per share, of MetaMorphix. Inc. a Delaware corporation (the "Corporation") registered in the name of GI on the books of the Corporation, represented by Certificate No. and does hereby irrevocably constitute and appoint William E. Carlson as attorney to transfer such shares on the books of the Corporation, with full power of substitution in the premises.



Dated:                                     GENETICS INSTITUTE, INC.
January,            , 1999
        -----------
                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


In the presence of:


-----------------------------------
























Schedule 8.1B -- Page 1 of 1

                                  SCHEDULE 8.2

                    FORM FOR THIRD ALLONGE TO PROMISSORY NOTE

          THIS THIRD ALLONGE TO PROMISSORY NOTE ("Third Allonge"). is effective the ________ day of January, 1999, by and between METAMORHIX. INC.. a Delaware Corporation (the "Maker") and GENETICS INSTITIUTE. INC. a Delaware Corporation (the "Lender').

          WHEREAS, on or about February 9, 1998 the Maker executed and delivered a Promissory Note (the "Original Note") to Lender in the original principal sum of Two Million Dollars ($2,000,000) which is repayable by the Maker to the Lender on demand at any time after December 31, 1998 ("Original Demand Date") and which, in the event certain conditions are met provides for the conversion of the debt represented by the Note to equity on or before December 31. 1998 ("Original Conversion Date"): and

         WHEREAS, on or about August 18, 1998 the Maker executed and delivered a First Allonge to Promissory Note ("First Allonge") to Lender modifying the Note such that the principal sum due and owing on account of the Note as of the date of the First Allonge was, and is, Two Million Two Hundred Thousand Dollars ($2,200,000), plus any and all interest that has accrued in accordance with the terms of the Note:
and

          WHEREAS, on or about October 30, 1998 the Maker executed and delivered a Second Allonge to Promissory Note ("Second Allonge") to Lender modifying the Nate, as modified by the First Allonge, such that: (I) the principal sum, plus any and all interest, was to be paid by Maker to Lender on demand at any time on or after June 30, 1999 (the "Second Demand Date"); (2) the debt created by the Note, and the payment of principal and interest thereunder, was, and is, to be subordinate to any new debt incurred by Maker up to One Million Dollars ($1,000,000) provided that certain conditions were. arid are, met; and (3) if Maker closed an equity financing such that it raised Two Million Dollars ($2,000,000) from investors other than the Lender on or before June 30. 1999 (the "Second Conversion Date") in a transaction approved by Maker's Board of Directors. the unpaid principal balance of the Note, plus any and all interest, was to be converted into fully paid and non-assessable shares of the capital stock of Maker issued in connection with such equity financing, concurrently with the first closing of such equity financing, at the same price as is paid by the investors in such financing: and

         WHEREAS, as of December 31. 1998. Two Million Two Hundred Thousand Dollars ($2,200,000) remains unpaid and One Hundred Fifty-Three Thousand Six Hundred Ninety-Two Dollars arid Seventy-Four Cents ($153,692.74) of interest has accrued and remains unpaid: and

          WHEREAS, the Maker has requested. and Lender has agreed, to extend the Second Demand Date and, in effect, to eliminate the Second Conversion Date, provided that the Maker agrees to the execution of this Third Allonge; wherefore Maker and Lender now agree to modify the Original Note, as modified by the First and Second Allonges and now this Third Allonge (hereinafter collectively the "Note"), as follows:

         1. The Maker may prepay the principal sum, plus any and all interest that has accrued in accordance with the terms of the Note, in pan or in whole, at any time without penalty; and

         2. The principal sum, plus any and all interest that has accrued in accordance with the terms of the Note, shall be paid by Maker to Lender. without any notice or demand on January 1, 2005 ("Third Due Date"), if not sooner paid; and

         3. Upon the Third Due Date, in lieu of a payment of cash, the Maker may pay the principal balance of the Note, plus any and all interest that has accrued in accordance with the terms of the Note, by issuing to Lender fully paid and non-assessable shares of the common stock of Maker, if such stock is then publicly traded, at the then market price of such stock, calculated at the average closing price for the ten (10) trading days up to and including the fifth trading day preceding the Third Due Date.


Schedule 8.2 -- Page 1 of 2

         4. At the Lender's sole election, on or before December 31, 2004. provided that the Lender has provided the Maker with at least ninety (90) days prior written notice of such election, the Lender may convert the outstanding principal and interest under this Note into fully paid and non-assessable shares of common stock of the Maker, at a per-share price valued at either (a) one hundred twenty-five percent (125%) of the IPO price if the stock is then publicly traded, or (b) a price to be negotiated in good faith by the Maker and the Lender if the stock is not then publicly traded. This right of conversion is personal to Genetics, Institute, Inc. and may not be assigned except upon full transfer and assignment of this Note, to American Home Products Corporation or other affiliate of Genetics Institute. Inc.

         5. In the event of a stock issuance under either Paragraphs 3 or 4 of this Third Allonge. no fractional shares of the common stock shall be issuable upon conversion of this Note but an adjustment in cash shall be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note for conversion.

         6. The third and fourth paragraphs of this Original Note, i.e. the provisions for automatic conversion upon a certain equity financing, are hereafter null and void and of no effect.

         7. The parties hereto do not intend that a novation of the loan shall be created or effectuated because of the modifications described in this Third Allonge. The parties in this Third Allonge do not intend that the execution of this Third Allonge and the transaction described herein shall affect the validity or priority of any indebtedness created by the Note. This Third Allonge (a) is being physically attached to the Note simultaneously with the entry into this Third Allonge by the parties hereto to evidence the modification of the provisions of the Note and (b) shall upon such attachment be deemed to be apart of the Note as fully and completely as if the provisions were set forth at length in the body of the Note.

         8. All other terms, covenants, and conditions contained in the Note, except as herein modified, shall remain in full force and effect and the Maker by the execution hereof hereby ratifies and confirms each and every other term, covenant, and condition of the Note.

         IN WITNESS WHEREOF, the Maker and the Lender have set their hands and seals to this Third Allonge to Promissory Note upon the day hereinabove first written.

[SEAL]
ATTEST:                                 METAMORPHIX. INC.
                                        By:                               (SEAL)
-------------------------                  ------------------------------
William E. Carlson                      Edwin C. Quattlebaum, Ph.D
Secretary                               President and Chief Executive Officer


ATTEST:                                        GENETICS INSTITUTE, INC.
--------------------------------        By.                               (SEAL)
                                           -------------------------------
                                        Name:
                                        Title:











Schedule 8.2 -- Page 2 of 2

                                  SCHEDULE 8.3

                         FORM FOR PUT OPTION AGREEMENTS

                              PUT OPTION AGREEMENT

          THIS PUT OPTION AGREEMENT (the "Agreement") is made and entered into this day of _________________+, (the "Effective Date") by and between Genetics Institute. Inc., a Delaware corporation, with a business address at 87 Carnbridge Park Drive, Cambridge, Massachusetts 02140 ("GI") and ________________________, a ________________ having an address at
___________________ ([collectively,] the "Investor[s]"). GI and the Investor[s] may each be referred to herein individually as a Party and collectively as the Parties. MetaMorphix, Inc., a Delaware corporation, having offices at 1450 South Rolling Road, Baltimore, Maryland 21227 ("MetaMorphix") joins in this Agreement to evidence its approval of the terms and conditions contained herein.


                                    RECITALS

         WHEREAS, MetaMorphix, GI and the Johns Hopkins University entered into an .Amended and Restated Collaboration Agreement on January 26, 1999 (the "1999 Collaboration Agreement") pursuant to which GI agreed, INTER ALIA, to provide put options to certain accredited investors who each purchase one hundred thousand dollars ($100,000) or more of the capital stock of MetaMorphix, which options would permit such investors, upon certain conditions, to require GI to purchase up to two million dollars ($2,000,000), in the aggregate, of such capital stock purchased by such investors from MetaMorphix;

         WHEREAS, simultaneously herewith, Investor is purchasing from MetaMorphix ____________ shares of _________________ capital stock of MetaMorphix (together with all other securities issued as a dividend upon, in exchange for or otherwise in connection with such shares, the "Purchased Stock") for a total cash purchase price of ________________ dollars ($________) (the "Investor Purchase Price"), which amount equates to a per share purchase price of _______________ dollars ($_______ (the "Per Share Purchase Price") which purchase is conditioned upon the execution and delivery by GI of this Agreement on the terms and conditions set forth herein; and

          WHEREAS, GI and Investor desire to enter into this Agreement to set forth the terms and conditions under which the Investor may require to purchase the Purchased Stock, or a portion thereof.

         NOW THEREFORE, in consideration of the premises set forth above and the respective covenants and agreements of the Parties contained herein, and intending to be legally bound, the Parties hereby agree as follows:

1. Grant of Put Option. Subject to the terms and conditions of this Agreement, GI hereby grants to Investor a put option (the "Put Option") pursuant to which the Investor may require Gl to purchase from such Investor, the Purchased Stock [or X% of the Purchased Stock, if the Put Option is being granted only with respect to a portion of the Purchased Stock purchased by such Investor] at the price calculated in accordance with Section 3 below, provided, however, that the grant of this Put Option is conditioned upon GI



Schedule 8.3 -- Page 1 of 9
          receiving, from MetaMorphix's attorneys, a written opinion to the effect that the sale of' the Purchased Stock and the issuance of this Put Option. each are exempt from registration under applicable federal and state securities laws.

2.        EXERCISE OF PUT OPTION.

          2.1 Exercise Period. This Put Option may be exercised b submission to and receipt by GI of a BONAFIDE Exercise Notice (made in accordance with Sections 2.4 and 7.4 hereof) on or after January 1, 2000 and before December 31, 2001 only in the event that MetaMorphix (a) has voluntarily filed for Bankruptcy under Chapter 7 of the United States Bankruptcy Code (the "Bankruptcy Code") or (b) is placed into bankruptcy under Chapter 7 of the Bankruptcy Code by a petition of a third party and such proceeding is not lifted within sixty (60) days of the filing of such petition for bankruptcy, in either event prior to December 31, 2001. GI shall have no obligation to purchase any such Purchased Shares prior to January I. 2000 or after December 31, 2001.

          2.2 AUTOMATIC EXPIRATION. Notwithstanding Section 2.I above, the Put Option shall automatically expire prior to December 31, 2001 in the event that MetaMorphix has raised an aggregate of Eight Million Dollars ($8,000,000) or more, in cash and/or non-cash consideration. through(a) an equity financing or equity financings or (b) the transfer to Investor and/or one or more third parties of any rights or assets relating to one or more MetaMorphix Factors (as that term is defined in the 1999 Collaboration Agreement). Only consideration actually received by MetaMorphix on or before December 31, 2001 shall be considered in determining whether such Eight Million Dollars ($8,000,000) has been raised. Any consideration received by MetaMorphix in a form other than cash shall, for purposes of this Agreement. be considered to have been received as cash in an amount equivalent to the fair market value, as determined in good faith by GI and MetaMorphix' Board of Directors, of such non-cash consideration at the time received. MetaMorphix shall promptly notify, in writing, Investor and GI upon the occurrence of any events which result in the expiration of this Put Option, PROVIDED, HOWEVER, that any failure to give or delay in giving such notice shall have no effect upon the expiration of the Put Option. Upon notice of expiration of the Put Option pursuant to this Agreement. Investor shall promptly surrender and return this original Agreement to CI for cancellation.

          2.3 PURCHASE LIMIT. The obligation of GI to purchase the Purchased Stock [or X% of the Purchased Stock if the Put Option is being granted only with respect to a portion of the Purchased Stock purchased by such Investor], when aggregated with the shares of capital stock that GI is or may be obligated to purchase from other investors who have purchased the capital stock of MetaMorphix, shall be limited to Two Million Dollars ($2,000,000) in the aggregate.

          2.4 EXERCISE NOTICE. In the event that the Investor elects to exercise this Put Option as permitted under this Article 2. Investor shall give written notice (the "Exercise Notice") to GI of its intention to exercise the Put Option, specifying the time and date, not earlier than thirty (30) business days from the date such Exercise Notice is given, for the closing of such sale (the "Closing"), which written notice shall be substantially in the form that is attached hereto as Exhibit A.




Schedule 8.3 -- Page 2 of 9

3. PURCHASE PRICE. In the event that the Investor exercises the Put Option as permitted hereunder. the purchase price payable by Cl to the Investor for the purchase of the Purchased Stock [or X% of such Purchased Stock the Put Option is being granted only with respect to a portion of the Purchased Stock purchased by such Investor] shall be calculated by multiplying the number of shares of the Purchased Stock to be purchased by GI from such Investor hereunder by the Per Share Purchase Price paid by such Investor for the purchase of the Purchased Stock (the "Option Price").

4. CLOSING. The Closing shall be held at 10:00 am. (local time) on the date specified in the Exercise Notice, or at such other time as may be mutually agreed by the Parties, at the offices of Genetics Institute in Cambridge, Massachusetts, or such other location in the United States as may be designated by Genetics Institute, unless, on such date, there shall be any preliminary or permanent injunction or other order by any court of competent jurisdiction or any other legal restraint or prohibition preventing the consummation of such sale, in which event such Closing shall be held as soon as practicable following the lifting, termination or suspension of such injunction, order, restraint or prohibition (each Party agreeing to use its reasonable efforts to have such injunction, order, restraint or prohibition lifted, terminated or suspended), but in any event within five (5) business days thereof. At the Closing. Investor shall deliver an original certificate or certificates representing the Purchased Stock duly endorsed for transfer or with duly endorsed stock powers (which in form and substance are acceptable to GI) in blank and Gl shall deliver cash, by certified check or wire transfer in immediately available funds, to an account specified in writing by the investor, in the amount equal to the Option Price.

5. FEES AND EXPENSES. Except as expressly provided otherwise in this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby. including, without limitation, the legal fees and expenses of the investor and any taxes that may be imposed upon the Investor as a result of the purchase of such Purchased Stock from MetaMorpkiix or the transfer of such Purchased Stock to GI shall be paid by the Party incurring such expenses.

6.        Representations and Warranties.

          6.1 GI. GI hereby represents, warrants and covenants to the Investor that, as of the Effective Date:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation;

                  (b) the execution, delivery and performance of this Agreement by GI has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

                  (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder:

                  (d) the execution, delivery and performance by GI of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a material breach of any of the terms and provisions of or constitute a material default under
                          (i) any material loan agreement. guaranty, financing agreement, agreement affecting a product


Schedule 8.3 -- Page 3 of  9
                          or other agreement or instrument binding or affecting it or its property. (ii) the provisions of its charter or operative documents or bylaws. or (iii) any material order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

                  (e) it shall at all times comply with all applicable material laws and regulations relating to its activities under this Agreement.

                  IT IS EXPRESSLY UNDERSTOOD BY ALL PARTIES THAT GI IS MAKING NO REPRESENTATIONS OR WARRANTIES OF ANY KIND. EXPRESS OR IMPLIED. WITH RESPECT TO ANY OF THE PURCHASED STOCK.

          6.2 INVESTOR. Investor hereby represents. warrants and covenants to GI that, as of the Effective Date, during the term of this Agreement and, as of the Closing:

                  (a) it is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933. as amended:

                  (b) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder:

                  (c) the execution. delivery and performance by Investor of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) any MATERIAL LOAN agreement. guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property, (ii) the provisions of' its charter or operative documents or bylaws, if applicable, or (iii) any material order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound:

                  (d) it has good and marketable title to each of the shares of the Purchased Stock to be purchased by GI pursuant to this Agreement, free and clear of all securities interests, options, or rights of any nature;

                  (e) [insert reciprocal reps and warranties 6.1(a) and 6.1(b) if Investor is an entity]


7.        MISCELLANEOUS,

          7.1 APPLICABLE LAW. This Agreement shall in all events and for all purposes be governed by and construed in accordance with the laws of the State of Delaware without regard to any choice of law principle that would dictate the application of the law of another jurisdiction.



Schedule 8.3 -- Page 4 of 9

          7.2 AMENDMENT; MODIFICATION. Subject to applicable law, this Agreement may be amended, modified and supplemented IN any and all respects only in a writing signed by each of the Parties.

          7.3 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto without the other Party's prior written consent, Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns: provided, however, that any permitted assignee of Investor shall agree to be bound to the terms and conditions of this Agreement and a notice of assignment. in the form attached hereto as Exhibit
                  B. shall be duly executed by Investor and his assignee and provided to GI promptly after such assignment. Notwithstanding the foregoing, GI shall not require the prior consent of Investor in the event that it assigns this Agreement or any or its rights, interests or obligations hereunder to any of its affiliated or subsidiary companies or to another entity in connection with a merger, consolidation or acquisition of all or substantially all of GI's assets, provided, however, that GI shall provide Investor with written notice of such assignment promptly after IT is made, Any assignment not made in accordance with the provisions of this Section 7.3 shall be null, void and of no effect.

          7.4 NOTICES. All notices and other communications required or permitted to be given hereunder by one Party to any other Party shall be in writing and shall be deemed given upon personal delivery, facsimile transmission (with receipt confirmed). telex or delivery by an overnight express courier service (delivery, postage or freight charges prepaid). or on the fourth day following deposit in the United States mail (if sent by registered or certified mail, return RECEIPT REQUESTED. delivery, postage and/or freight charges prepaid), addressed to the Party to whom the notice is to be given at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  If to GI to:

                                 Genetics Institute, Inc.
                                 87 Cambridge Park Drive
                                 Cambridge. Massachusetts 02140
                                 Attn:  Legal Department
                                 Fax:  (617)876-5851

                                 with a copy to:

                                 American Home Products Corporation
                                 Five Giralda Farms
                                 Madison, New Jersey 07940
                                 Attn: Senior Vice President and General Counsel
                                 Fax:  (973) 660.7156









Schedule 8.3 -- Page 5 of  9

                  If to Investor, to:
                                 [Investor]
                                 [Address]
                                 [City. State. Zip code]
                                 Attn:
                                 FAX:

                                 with a copy to:


                                 [Name] [Address] [City, State, Zip code]
                                 Attn:
                                 Fax:

                  WITH COPIES OF all notices to:

                                 MetaMorphix, Inc.
                                 1450 South Rolling Road
                                 Baltimore, Maryland 21227
                                 Attn: President
                                 Fax: (410) 455-5885

                                                    and

                                 Shapiro and 0lander
                                 2000 Charles Center South
                                 36 South Charles Street
                                 Baltimore, Maryland 21201
                                 Attn: William E. Carlson, Esquire
                                 Fax:  (410) 539-7611

          7.5 SEVERABILITY, In the event that one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect. such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and all other provisions shall remain in full force and effect.


                                 (remainder of page intentionally LEFT BLANK)














Schedule 8.3 -- Page 6 of 9

          7.6 ENTIRE AGREEMENT. This Agreement, the Exhibits, and Schedules, if any hereto. constitute the entire agreement of the Parties with regard to the subject matter hereof, and supersedes and replaces all previous written or oral representations. agreements and understandings between the Parties.

            IN WITNESS WHEREOF. GI and Investor have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


WTTNESS/ATTEST:                                      GENETICS INSTITUTE. INC.
Name:                                                Name:
Title:                                               Title:

WITNESS/ATTEST                                       [INVESTOR]
Name:                                                Name:
Title:                                               [Title:]
                                    Address:


                      ACKNOWLEDGEMENT OF METAMORPHIX, INC.

         MetaMorphix, Inc. hereby acknowledges the entering into of this Agreement and its agreement with the terms and conditions contained herein.

WITNESS/ATTEST                          METAMORPHIX, INC.
                                        By:                               [SEAL]
                                           -------------------------------
William E. Carlson                      Edwin C. Quattlebaum, Ph.D.
Secretary                               President and Chief Executive Officer






















Schedule 8.3 -- Page 7 of 9

                                    EXHIBIT A


                             FORM OF EXERCISE NOTICE


                           PUT OPTION EXERCISE NOTICE
                                  Dated [______]

          THE UNDERSIGNED Investor, pursuant to that certain Put Option Agreement made by and between Investor and Genetics Institute. Inc. ("GI") on _____________ (the "Agreement") hereby notifies GI. pursuant to Section 2 of the Agreement, of its election to exercise the Put Option granted by GI to such Investor under the Agreement and hereby requests that on the day of ___________ (the "Closing Date"), GI pay to Investor _______________ dollars ($___________), which amount represents the Option Price pursuant to Section 3 of the Agreement, in exchange for which Investor, on the Closing Date, will deliver to GI an original certificate or certificates representing _______________ shares of the Purchased Stock (as defined in the Agreement) of MetaMorphix, Inc., duly endorsed for transfer or with duly endorsed stock powers (which in form and substance are acceptable to GI) in blank.




                                    INVESTOR





                                      Name:
                                    Address:

                                      Date:























Schedule 8.3 -- Page 8 of 9

                                    EXHIBIT B

                            FORM OF ASSIGNMENT NOTICE

          THE UNDERSIGNED Investor (the "Investor"), hereby notifies Genetics Institute, Inc. ("GI"), that, pursuant to Section 7.3 of the Put Option Agreement (the "Agreement") entered into by GI and the Investor on _______________. Investor, on the -- day of ______________________ has
transferred and assigned the Agreement and all of its rights and obligations thereunder to ____________________________ ("Assignee"), having an address at
____________________________________.


          THE UNDERSIGNED Assignee, hereby acknowledges that it has received and accepts from Investor, the transfer and assignment of the Agreement and all of Investor's rights and obligations thereunder and agrees to be bound by all of the terms and conditions set forth in the Agreement.


                                    INVESTOR


                                    --------------------------------------------
                                    Name:
                                    Address:


                                    ASSIGNEE




                                    --------------------------------------------
                                    Name:
                                    Address:

ACKNOWLEGED AND ACCEPTED
THIS ________ DAY OF ___________


BY GENETICS, INSTITUTE. INC.

By: ---------------------------------------------------------




Date: -------------------------------------------------------
































Schedule 8.3 -- Page 9 of 9

                                  SCHEDULE 8.4A

                        FORM OF ASSET PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT



          THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of January --, 1999, by and between MetaMorphix. Inc.. a Delaware corporation ("Seller") and Genetics Institute, Inc.. a Delaware corporation ("Buyer").

          WHEREAS, pursuant to that Master Lease Agreement dated as of October 14, 1997 (the "Master Lease Agreement") by and between the Seller and Transamerica Business Credit Corporation ("Transamerica"), Seller is the leasehold owner of the equipment more particularly described on Exhibit A attached hereto and incorporated by reference (the "Equipment");

          WHEREAS, pursuant to the Letter Agreement dated January 25, 1999 by and between Seller and Transamerica (a copy of which is attached hereto as Exhibit B). Transamerica provided Seller an option to purchase the Equipment for Two Hundred Seventy-Six Thousand Three Hundred Seven Dollars ($276,307) (the "Option").

         WHEREAS, in accordance with that Amended and Restated Collaboration Agreement entered into on January 26. 1999 by and among Seller. Buyer and the Johns Hopkins University (the "1999 Collaboration Agreement") Buyer is desirous of buying the Equipment and Seller is desirous of selling the Equipment, once Seller has exercised its Option and received legal title to the Equipment.

         NOW, THEREFORE. in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 SECTION 1.  AMOUNT AND TERMS OF PURCHASE.

                          (a)   Subject to the terms and conditions of this
Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase and Seller agrees to sell all of the Seller's right, title and interest in and to the Equipment (including. without limitation, all manuals, documentation, specifications and spare parts in Seller's possession that relate to such Equipment) such that the Buyer will become the owner of all such Equipment for all purposes whatsoever.

                          (b)   The price to be paid by the Buyer with respect
to the purchase of the Equipment (the "Purchase Price") is Two Hundred Seventy-Six Thousand Three Hundred Seven Dollars ($276,307). The Purchase Price shall be payable to the Seller in cash or by certified check on the date hereinabove first written.




Schedule 8.4 -- Page 1 of 10

                          (c)   The Buyer shall pay any and all applicable
federal, slate. county or local taxes and any and all present or future taxes or other governments charges arising in Connection with the sale of the Equipment hereunder, including sales. use or occupation taxes due upon the purchase, but EXCLUDING any income tax realized by Seller as a result of the Sale.

                          (d)   The Buyer shall select a carrier and arrange for
such carrier to deliver the Equipment to the location(s) designated by the Buyer within thirty (30) days of this Agreement arid shall prepay all freight, packing. Shipping, and insurance costs associated with the delivery of the Equipment to Buyer.

                 SECTION 2. APPLICATION OF PURCHASE PRICE, TRANSFER OF TITLE, AND DELIVERY.

                          (a)   Within one (I) business day of the date upon
which Seller receives the Purchase Price, the Seller shall deliver the same to Transamerica, as payment toward the Option to purchase the Equipment, and legal title shall be transferred to Seller from Transamerica and the Equipment shall be free and clear of the Master Lease Agreement and any right, title, or interest that Transarnerica has therein to the Equipment.

                          (b)   Seller shall transfer legal title to the
Equipment to the Buyer within one (I) business day of receiving same. Transfer of title to Buyer shall be evidenced by a Bill of Sale. in substantially the form as is attached hereto as Exhibit "C". The Bill of Sale shall be dated the day upon which title to the Equipment is transferred (the "Date of Purchase").

                          (c)   Buyer shall assume the risk of loss with respect
to the Equipment as of the later of (i) the date legal title is transferred to Buyer as provided in Section 2(b) above or (ii) the date the Equipment is delivered to Buyer's carrier. Buyer shall cause its carrier to promptly remove, or cause to be removed, from Seller's possession, the Equipment (and all manuals, documents, specifications, and spare parts provided to it by the Seller) within thirty (30) days of the Date of Purchase.

                          (d)   In the event that Seller has delivered the
Purchase Price to Transamerjca and Transamerica is unable, for whatever reason (other than an act or omission which is in Seller's control). to transfer title to the Equipment to Seller within thirty (30) days of the date hereinabove first written, and therefore Seller is unable to transfer title to the Equipment as contemplated by this Agreement, Buyer, prior to exercising any other remedies it may have at law or in equity, shall reasonably cooperate with Seller's efforts to transfer title, including bringing legal action, at Seller's expense, if necessary, to obtain legal title to the Equipment.

                 SECTION 3. REPRESENTATION AND WARRANTIES OF SELLER. To induce the Buyer to enter into this Agreement. the Seller represents and warrants to the Buyer that:





Schedule 8.4 -- Page 2 of 10

                          (a)   The Seller is duly authorized to execute,
deliver and perform its obligations under this Agreement and all corporate. action required on its pan for the due execution. delivery and performance of the transactions contemplated herein have been duly and effectively taken.

                          (b)   The execution, delivery and performance by the
Seller of this Agreement and the consummation of the transactions contemplated herein does not and will not violate any provision of. or result in a default under, the Seller's Certificate of Incorporation, as amended or By-laws. as amended, or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject.

                          (c)   To the best of Buyer's knowledge, no
authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Agreement.

                          (d)   This Agreement constitutes or will constitute,
when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

                          (e)   There are no actions, suits, or proceedings
pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby.

                          (f)   Seller shall use all reasonable and good faith
efforts to ensure that title to the Equipment is promptly passed from Transamerica to Seller.

                          (g)   All representations and warranties herein shall
survive the execution of this Agreement and the purchase of the Equipment.

                          (h)   Upon payment of the Purchase Price to
Transamerica, the Equipment shall be owned by Seller and no third party shall have any right, title, or interest in the Equipment.

                          (i)   THE EQUIPMENT IS PROVIDED BY SELLER "AS IS"; AND
WITHOUT WARRANTY. EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE: provided. however, that the Seller shall use all reasonable efforts to maintain such Equipment in the condition as it was at the time of the inspection by Buyer.




Schedule 8.4 -- Page 3 of 10

                 SECTION 4. REPRESENTATION AND WARRANTIES OF BUYER. To induce the Seller to enter into this Agreement. the Buyer represents and warrants to the Seller that:

                          (a)   The Buyer is duly authorized to execute, deliver
and perform its obligations under this Agreement and all corporate action required on its pan for the due execution, delivery and performance of the transactions contemplated herein have been duly and effectively taken.

                          (b)   The execution, delivery and performance by the
Buyer of this Agreement and the consummation of the transactions contemplated herein does not and will not violate any provision of. or result in a default under, the Buyers's Articles or Certificate of Incorporation or By-laws or any indenture or agreement to which the Buyer is a party or to which its assets are bound or any order, permit, law, statute, code. ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Buyer is subject.

                          (c)   To the best of Buyer's knowledge, no
authorization or approval or other action by. and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Buyer of this Agreement.

                          (d)   This Agreement constitutes or will constitute,
when delivered hereunder, the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

                          (e)   To the best of Buyer's knowledge, there are no
actions. suits, or proceedings pending. threatened against or affecting the Buyer which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby.

                          (f)   All representations and warranties herein shall
survive the execution of this Agreement and the purchase of the Equipment.

                 SECTION 5. AMENDMENTS. No amendment or waiver of any provision of this Agreement. nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                 SECTION 6. NOTICES. All notices and other communications provided for hereunder shall be in writing and sent:




Schedule 8.4 -- Page 4  of 10
                          if to the Seller. at its address at:

                          MetaMorphix. Inc.
                          1450 South Rolling Road
                          Baltimore, MD 21227
                          Attention:   President
                          Telephone No.: 410-455-5880
                          Telecopy No.: 410-465-4836


                          with a copy to:

                          Shapiro and Olander
                          2000 Charles Center South
                          36 South Charles Street
                          Baltimore. Maryland 21201-3 147
                          Attention: William E. Carlson. Esquire
                          Telecopy No.: 410-539-7611~

                          if to the Buyer, at its address at:

                          Genetics Institute, Inc.
                          87 Cambridge Park Drive
                          Cambridge. Massachusetts 02140
                          Attention:   Legal Department
                          Telecopy No.: 617-876-5851

                          with a copy to:

                          American Home Products Corporation
                          Five Giraida Farms
                          Madison, New Jersey 07940
                          Attention: Senior Vice President and General Counsel Telecopy No.: 973-660-7156

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked. (ii) If sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is confirmed by the sender.

                 Section 7. NO WAIVER/REMEDIES. No failure on the part of the Buyer to exercise and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.



Schedule 8.4 -- Page 5 of 10

                 SECTION 8. BENEFIT. Without the prior written consent of the other party hereto. this Agreement may not be transferred, assigned or. delegated any of its rights, duties or obligations hereunder.

                 SECTION 9. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

                 SECTION 10. GOVERNING LAW. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the state of Maryland without giving effect to the conflicts of law principles thereof.

                 SECTION 11. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

                 SECTION 12. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity. legality, and enforceability of the remaining provisions contained herein, and any other application thereof shall not in any way be affected or impaired thereby.

                 SECTION 13. JURY TRIAL. The parties hereto each hereby waive to the fullest extent permitted by law any right to a trial by jury in any action or proceeding arising under or in connection with this Agreement.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the first date written above.

                                METAMORPHIX INC.

                                By:
                                  ----------------------------------------------
                                Edwin C. Quattlebaum, President

                                GENETICS INSTITUTE, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:








Schedule 8.4 -- Page 6 of 10

                                    EXHIBIT A


                                    EQUIPMENT




                               See attached pages.

































Schedule 8.4 -- Page 7 of 10

                                    EXHIBIT B


                                LETTER AGREEMENT
                                     BETWEEN
                                METAMORPHIX, INC.
                                       AND
                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                               See attached pages.
































Schedule 8.4 -- Page 8 of 10

SHAPIRO and OLANDER





           January 25,1999

          SENT VIA TELECOPIER

         Mr. Gregory Clark
         Transamerica Business Credit
         Technology Finance Division
         76 Batterson Park Road
         Farmington, CT 06032.2571

                 Re: Sale of equipment by MetaMorphix, Inc. Pursuant to Master
                     LEASE AGREEMENT WITH TRANSAMERICA BUSINESS CREDIT
                     CORPORATION

Dear Greg:

                 As we discussed on Friday, MetaMorphix, inc. ("MMI") is in the process of licensing certain human pharmaceutical and therapeutic applications OF its Growth Differentiation Factors to Genetics Institute Inc. ("GI"), We anticipate closing this transaction by Monday, January 25, 1999 or as soon thereafter as practicable (THE "Closing"). In connection with that transaction GI desires to purchase equipment that it subject to the Master Lease Agreement dated October 24, 1997 and attached Lease Schedules between Transamerica Business Credit Corporation ("TBCC") and MMI (the "Master Lease"), as act forth on the attached List of Equipment (the "Equipment).

                Because there is no pre-purchase right contained in the Master Lease, we hereby request that TBCC confirm its agreement to consent to the transaction and agree to sell and transfer the Equipment to MMI, free and clear of all liens and encumbrances, contingent upon receipt of payment to MMI in the amount of $276,307 and the payment by MMI to TBCC of such amount as prepayment for the Equipment under the Master Lease. We need this a consent prior to Closing. Following our payment to TBCC, will need to amend the Lease Schedules and file a partial release of TBCC's UCC-1 filing for the Equipment.

                 To evidence the consent and agreement of TBCC to the sale of the Equipment as described herein, please sign below and return a signed original of this letter via facsimile and Federal Express, to my attention at your earliest Convenience I have enclosed a federal express envelope for your convenience.

                Additionally, given the tight time schedule on this transaction I would appreciate your promptly adjusting the equipment schedules on the remaining Lease and preparing the partial

SHAPIRO AND OLANER
Mr. Gregory Clark
January 25. 1999
Page 2


                releases of the UCC's on the Equipment. In the event I can be of any assistance to you in preparing the above described documents, please advise me. I will happy to assist. I have assumed, given that the documents are on your system, that you would prefer controlling the revisions of the documents.

                     Many thanks In advance for your assistance.


                                               Very truly yours,
                                               /s/ A. Lynne Puckett
                                               A. Lynne Puckett



ALP/mms
Enclosures
Cc: Frederick Cobb, Controller and Director of Operations (via facsimile)
    William E. Carlson. Esquire




          ACKNOWLEDGED AND AGREED TO
          THIS ________ DAY OF JANUARY, 1999

TRANSAMERICA BUSINESS
CREDIT CORPORATION


BY:  /S/ GARY P. MORO
GARY S. MORO

TITLE: VICE President

                                    EXHIBIT C

                                  BILL OF SALE



                 KNOW ALL PERSONS BY THESE PRESENTS METAMORPHIX INC. (the "Seller"), for Two Hundred Seventy-Six Thousand Three Hundred Seven Dollars ($276,307) and other valuable consideration to it in hand paid receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant sell assign, transfer and convey unto GENETICS INSTITUTE. INC. and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on SCHEDULE I hereto (collectively, the "Equipment").

                 TO HAVE AND TO HOLD said Equipment unto the said Buyer to and for its use forever.

                 AND, the Seller hereby warrants. covenants and agrees that it
(a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances: and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

                  IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this ___________ day of _____________________, 1999.
                                METAMORPHIX, INC.



                                By:
                                   ---------------------------------------------
                                Edwin C. Quattlebaum, President








Schedule 8.4 -- Page 9 of 10

                                   SCHEDULE I
                                 to Bill of Sale

                                    EQUIPMENT


                               See attached pages.

                                  SCHEDULE 8.4B

                   METAMORPHIX EQUIPMENT TO BE PURCHASED BY GI



                               See attached pages.

------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
ID      Qty   Vendor             Manufacturer           Equipment                    Model        Serial          Cost
                                                                                                  Number
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
1       1     APPLIED            PERKIN ELMER           GENE AMP 1000                PCR I 00                $9,000.00
              BIOSYSTEMS
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
2             BARBERA BUSINESS   PANASONIC              FAX MACHINE                  Uf-550                  $1,200.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
3             SYSTEM SOURCE      LEXMARK                PRINTER                      OPRTA                   $1,588.65
              LEXMARK
              PRINT~ P - CPRTA
              P N 4:9820
              5:
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
4             BELL ATLANTIC      MOTOROLA               PAGER                        BRAVO                     $100.02
                                                                                     FLX/SKYTEL
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
5             BEST BUY                                  CARRYING CASE                                           $62.99
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
6             BEST BUY           COMPAQ                 Laptop-Compaq                1210                    $2,414.99
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
7             BEST BUY           MC                     MOUSE-Compaq                                            $31.49
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
8             BEST BUY           TOSHIBA                POLICY-COMPAQ                                          $129.99
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
9             BIO RAD            BIO RAD                PROTEAN GEL CELL             PROTEAN II                $841.50
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
10            BIO RAD            BIO RAD                SUB-CELL                     GT BASIC                  $391.50
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
11            BIO RAD            BIO RAD                SUB-CELL                     GT MINI                   $664.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
12            BIO RAD            BIO RAD                CAPACITIANCE EXTENDER II     25-1075MFD                $873.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
13            BIO RAD            BIO RAD                GENE PULSE CONTROLLER        MODEL                      $634.5
                                                                                     165-2109
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
14            BIO RAD            BIO RAD                GENE PULSER II                                       $2,932.75
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
15            BIO RAD            BIO RAD                MINI PROTEAN II 2-D CELL                               $580.50
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
16            BIO RAD            BIO RAD                READY GEL CELL/MINI TRANS                            $1,098.00
                                    BLOT MOD
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
17            BIO RAD            BIO RAD                READY GEL CELL/MINI TRANS                            $1,098.00
                                    BLOT MOD
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
18            CELERIUS           HITACHI                LAPTOP PENTIUM 133 HITACHI   M133T                   $3,984.75
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
19            CELERIUS           3COM                   100 BASE T NETWORK CARD                                $115.50
                                     HITACHI
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
20            CELERIUS                                  COMPUTER BATTERY HITACHI     2ND LI+ MX                $183.75
                                                                                     SERIES
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
21            OXFORD MOLECULAR   OMIGA 1 0              SOFTWARE LICENSE (HITACHI)                           $1,605.50
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
22            COMP USA           MAC                    6400/200 16/2 4 MMMT                                 $2,288.97
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
23            COMP USA           CANON                  PRINTER BUBBLEJET            CANO                      $524.97
                                                                                     BJC-4550
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
24            IMAGE SYSTEMS      SMZ-1B                 BINO HEAD                    SMZ-18                  $1,696.48
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
25            IMAGE SYSTEMS      NIKON                  MICROSCOPE                   ALPHAPHOT               $1,519.80
                                                                                     BODY
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
26            LABREPCO           SANYO                  CENTRIFUGE (TABLE TOP)       HARIER                  $2,750.00
                                                                                     15/80
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
27            LABREPCO                                  24X2ML FIXED ANGLE ROTOR     43117-611                 $550.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
28            LABREPCO                                  MICROTITRE CARRIER           41159-1322                $635.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
29            LABREPCO                                  BLUE ADAPTER 37X12MM (2PK)   43155-1322                $600.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
30            LABREPCO                                  YELLOW ADAPTER 37X12MM       43155-1369                $600.00
                                      (2PK)
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
31            LABREPCO                                  GREEN ADAPTER 37X12MM (2PK)  43155-134A                $600.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
32            LABREPCO           BIOMETRA               HYBRIDIZATION                OV4                     $1,667.55
                                                        OVEN/INCUBATORS
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
33            LABREPCO           BARNSTEAD/THERMO       NONPURE INFINITY UV/UF       MODEL D8991             $4,045.83
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
34            LABREPCO           JENWAY                 PH METER                     MODEL 3305                $350.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
35            OFFICE DEPOT       EPSON                  PRINTER                      STYLUS                    $480.88
                                                                                     COLOR 800
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
36
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
37            BARBERA            MITA DC-1560           PHOTO COPIER                 DC-1560                 $3,100.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
38            BAMANT COMPANY     PUMP EASY LOAD         MASTER FLEX                                            $395.73
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
39            BAMANT COMPANY     PUMP EASY LOAD         MASTER FLEX                  PUMP HEAD                 $395.73
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
40
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
41            BECTON-DICKINSON   BECTON-DICKINSON       FACSCAN AND FAC STATION      FACSCAN                 $17,583.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
42            BECTON-DICKINSON   BECTON-DICKINSON       FACSCAN AND FAC STATION      FAC STATION             $20,350.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
43            BIO-RAD            BIO-RAD                MINI-TRANSBIO                                          $991.45
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
44            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 15"            15" VGA                   $290.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
45            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 15"            15" VGA                   $290.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
46            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 15"            15" VGA                   $290.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
47            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 15"            15" VGA                   $290.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
48            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 15"            15" VGA                   $290.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
49            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 17"            17" VGA                    500.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
50            COMPUTER MASTERS   DAEWOO                 SCGA MONITORS 17"            17" VGA                   $500.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
51            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,704.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
52            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,650.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
53            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,610.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
54            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,610.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
55            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,610.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
56            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,704.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
57            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,704.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
58            COMPUTER MASTERS   COMPUTER MASTERS       200 PENTIUM MMX COMPUTERS    PENTIUM 200             $1,705.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
59            DORN & HART        MICROEDGE              ROTARY MICTOTOME             AO 820                  $1,370.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
60            EDVOTEK            EDVOTEK                VAR DUPLEX POWER PACK        EDV105                    $280.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
61            FERMTECH           FERNTECH               INCUBATOR/OVEN                                         $300.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
62            FERMTECH           FERNTECH               WATER BATH WITH LID                                    $100.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
63            FERMTECH           LABCONO                PUNTYER CLEAN BENCH                                  $1,100.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
64            FISHER SCIENTIFIC  FISHER SCIENTIFIC      TISSUE FLOAT BATH 120V                                 $678.82
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
65            FISHER SCIENTIFIC  FISHER SCIENTIFIC      PH ELECTRODE                                           $468.25
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
66            LEICA              LEICA                  HISTOEMBEDDER                120.60HZ                $4,000.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
67            LEICA              LEICA                  TISSUE PROCESSOR             95-125 VAC              $36,538.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
68            LIFE TECHNOLOGIES  LIFE TECHNOLOGIES      SEG GEL ELECTRO APPAR        S2                        $908.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
69            MCMASTER CARR      MCMASTER CARR          TABLE TOP HUMIDIFIER         5 GALLON                  $100.38
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
70            MJ RESEARCH INC    PELTBER THERMAL CYCLE  HOT BONNET                   96V                     $4,347.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
71            MJ RESEARCH INC    PELTBER THERMAL CYCLE  HOT BONNET                   96V                     $4,347.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
72            PGC SCIENTIFIC     PGC SCIENTIFIC         POLY HEAT SEALER                                       $118.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
73            REES SCIENTIFIC    MICRO                  MICRO 4000 MON SYS                                   $3,396.75
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
74            SCANALYTICS INC    SCANALYTICS INC        ONE-DSCAN (SOFTWARE)                                 $1,510.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
75
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
76            VWR SCIENTIFIC     VWR SCIENTIFIC         ONE-TOUCH HOLDER/ACCESS      ACCU-EDGE                 $598.50
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
77            VWR SCIENTIFIC     BIOFUGE                MICROCENTNFUGE & ROTOR                               $1,357.25
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
78            VWR SCIENTIFIC     FALCON                 PIPET AID                    PORTABLE                  $219.07
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
79            VWR SCIENTIFIC     FALCON                 PIPET AID                    PORTABLE                  $219.07
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
80            VWR SCIENTIFIC     FALCON                 PIPET AID                    PORTABLE                  $219.07
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
81            VWR SCIENTIFIC     FALCON                 PIPET AID                    PORTABLE                  $219.07
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
82            SORVALL            SORVALL                ULTRA CENTRAFUGE                                     $38,900.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
83            SORVALL            SORVALL                ULTRA CENTRAFUGE W ROUTER                            $10,460.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
84            SORVALL            SORVALL                ULTRACRIMP ROOTER                                    $9,550.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
85            SORVALL            SORVALL                CRIMPER TOOL                                           $945.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
86            IMAGE SYSTEMS      NIKON                  MICROSCOPE                                           $25,284.10
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
87            IMAGE SYSTEMS      NIKON                  MICROSCOPE                                           $3,391.20
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
88            RAININ             GILSON                 PIPET                        MODEL P1000               $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
89            RAININ             GILSON                 PIPET                        MODEL P1000               $240.46
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
90            RAININ             GILSON                 PIPET                        MODEL P1000               $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
91            RAININ             GILSON                 PIPET                        MODEL P1000               $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
92            RAININ             GILSON                 PIPET                        MODEL P1000               $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
93            RAININ             RAININ                 PIPET                        MODEL P200                $209.87
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
94            RANIN              GILSON                 PIPET                        MODEL P100                $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------

------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
95            RAININ             RAININ                 PIPET                        MODEL P200                $209.87
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
96            RAININ             RAININ                 PIPET                        P-10                      $246.18
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
97            RAININ             RAININ                 PIPETMAN 10ML                P-10ML                    $238.97
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
98            RAININ             RAININ                 PIPETMAN 200UL               P-200                     $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
99            RAININ             RAININ                 PIPETMAN 200UL               P-200                     $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
100           RAININ             RAININ                 PIPETMAN 200UL               P-200                     $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
101           RAININ             RAININ                 PIPETMAN                     P-20                      $252.05
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
102           RAININ             RAININ                 PIPET                        P-20                      $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
103           RAININ             RAININ                 PIPET                        P-1000                    $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
104           SORVALL            SORVALL                SWIGING BUCKET ROTOR         TH-660                  $8,185.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
105           VWR SCIENTIFIC     VWR SCIENTIFIC         SHALLOW WATER BATH                                     $321.35
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
106
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
107           LABREPCO           AIRFILTRONIX           MINI CLEAN ROOM              RF-1000                 $1,995.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
108           LABREPCO           AIRFILTRONIX           MINI CLEAN ROOM              RF-1000                 $1,995.00
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
109           RAININ             RAININ                 PIPETMAN 1000UL              P-1000                    $209.04
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
110           RAININ             RAININ                 PIPETMAN 20UL                P-20                      $210.53
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
111           VWR SCIENTIFIC     VWR SCIENTIFIC         BIOFUGE MICROCENTERFUGE                              $1,318.42
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
112
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
113           RAININ             RAININ                 PIPETMAN 20UL                P-20                      $210.53
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------
114           COMP USA           HP MAC                 SCANJET 4C                   4C                        $892.49
------- ----- ------------------ ---------------------- ---------------------------- ------------ ---------- ----------

                                  SCHEDULE 8.5


               FORM OF INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT


                   INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT


         THIS INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT (this "Assignment") is made this day of January, 1999, by and between MetaMorphix, Inc., a Delaware corporation (hereinafter referred to as "the Assignor"), and Genetics Institute, a Delaware corporation (hereinafter referred to as "the Assignee').


                              EXPLANATORY STATEMENT

         WHEREAS, on February 1, 1998 the Assignor and Baylor College of Medicine, a Texas non-profit corporation ("Baylor"), entered into a Research Collaboration Agreement, a copy of which is attached hereto as EXHIBIT A and incorporated herein by reference (the "Agreement").

         WHEREAS, in accordance with the provisions of that certain Amended and Restated Collaboration Agreement entered into on January 26, 1999 by and among Assignor, Assignee and the Johns Hopkins University (the "1999 Collaboration Agreement"), Assignor desires by this Assignment to assign to the Assignee its rights and licenses, if any, arising under the Agreement afler August 1, 1998 and prior to February 1, 1999, in consideration of the payment of Forty-eight Thousand Dollars ($48,000) to Assignee, which amount is equal to the amount owed by Assignor to Baylor under the terms of the Agreement; and

         WHEREAS, the Assignee desires to accept such assignment, all upon the terms and subject to the conditions which are hereinafter set forth.


                                    AGREEMENT

         NOW, THEREFORE. FOR AND IN CONSIDERATION of the mutual ently into this Assignment by the parties hereto. and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto hereby agree as follows:

         Section 1. ASSIGNMENT. The Assignor hereby assigns to the Assignee, and the Assignee hereby accepts from the Assignor. all of the Assignors right, title, interest and licenses, if any, in and to any data, information, or intellectual property arising after August 1, 1998 and prior to February 1. 1999, including, without limitation, the right to require Baylor to grant to Assignee an exclusive license to Baylor's interest in any such data,



Schedule 8.5 -- Page 1 of 4
information and intellectual property. (collectively, the "Assigned Rights") under the provisions of the Agreement upon receipt of Forty-eight Thousand Dollars ($48,000) from Assignee, by check or wire transfer. Notwithstanding the foregoing. Assignor is not assigning to Assignee and Assignee is not assuming any obligations Assignor may have to Baylor under the Agreement with respect to the Assigned Rights or otherwise.


            SECTION 2. REPRESENTATIONS, WARRANTIES, AND COVENANTS.

            2.1. BY ASSIGNOR. The Assignor hereby represents, warrants and covenants to the Assignee that,

                   2.1.1. the Assignor has not heretofore assigned, transferred, or encumbered any or all, of its rights under the provisions of the Agreement; and

                   2.1.2. as of the date of this Assignment. the Assignor has paid to Baylor Forty-eight Thousand Dollars ($48,000) and shall remit the balance of the amount it owes Baylor promptly after the execution of this Assignment.

                   2.2. BY EACH PARTY'. Each party hereto hereby represents and warrants to the other that it has been duly authorized to execute and deliver this Assignment. and to perform its obligations hereunder.

            SECTION 3. NOTICES. All notices and other communications provided for hereunder shall be in writing and sent:

                          if to the Assignor, at its address at:

                          MetaMorphix. Inc. 1450 South Rolling Road Baltimore. MD 21227 Attention: President Telephone No.:
                          410-455-5880 Telecopy No.: 410-465-4836

                          with a copy to:


                          Shapiro and Olander
                          2000 Charles Center South
                          36 South Charles Street
                          Baltimore. Maryland 21201-3147
                          Attention: William E. Carlson. Esquire








Schedule 8.5 -- Page 2 of 4
                          if to the Assignee. at its address at:

                          Genetics Institute. Inc.
                          87 CambridgePark Drive
                          Cambridge, Massachusetts 02140
                          Attention: Legal Department
                          Telecopy No.: 617-876-5851

                          with a copy to:

                          American Home Products Corporation
                          Five Giralda Farms
                          Madison. New Jersey 07940
                          Attention:   Senior Vice President and General Counsel
                          Telecopy No.: 973-660-7156

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight `delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission. when receipt of such transmission is confirmed by the sender.

            SECTION 4. GENERAL.

            4.1. EFFECTIVENESS. This Assignment shall become effective on and only on its execution and delivery by each party hereto.

            4.2. AMENDMENT. This Assignment may be amended by and only by an instrument executed and delivered by each party, hereto.

            4.3. WAIVER. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and. without limiting the generality olthe foregoing. no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or arty other such right.

            4.4.APPLICABLE LAW. This Assignment shall be given effect and construed by application of the law of Maryland except in regard to its choice of law provisions.

            4.5. ASSIGNMENT. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns hereunder.

            4.6. SEVERABILITY. No determination b any court, governmental body or otherwise that any provision of this Assignment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other provision thereof, or



Schedule 8.5 -- Page 3 of 4

(b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by and shall be construed wherever possible as being consistent with. applicable law.

            4.6. ENTIRE AGREEMENT. This Assignment. together with the Agreement constitutes the entire agreement of the parties with regard to its subject matter. and supercedes all previous written or oral agreements and understandings. other than the 1999 Collaboration Agreement, between Assignor and Assignee.

            IN WITNESS WHEREOF. each party hereto has executed and sealed this Assignment or caused it to be executed and sealed on its behalf by its duly authorized representatives, the day and year first above written.

(SEAL)
ATTEST:                                METAMORPHIX. INC.
-----------------------------          By:
(SEAL)                                    --------------------------------------
William E. Carlson, Secretary          Edwin C. Quattlebaum, President


WITNESS/ATTEST:                        GENETICS INSTITUTE. INC.

------------------------------         By:
(SEAL)                                    --------------------------------------
                                       Name:
                                       Title:




















Schedule 8.5 -- Page 4 of 4

                                  SCHEDULE 8.6


                          FORM OF TERMINATION AGREEMENT

                              TERMINATION AGREEMENT

            THIS TERMINATION AGREEMENT is made this _______ day of January, 1999 by and among MetaMorphix Inc. a Delaware corporation (the Corporation"). The Johns Hopkins University ("JHU"). Genetics Institute. Inc. ("GI"). *** and the *** 1997 Irrevocable Trust (the "Trust").

                              Explanatory Statement

            WHEREAS, as of April 18, 1995, JHU, GI, and *** (collectively the "Stockholders") entered into a Voting Agreement (the "1995 Voting Agreement") which provided for among other matters, the method by which the Stockholders would vote their securities to elect persons as members of the Board of Directors of the Corporation.

            WHEREAS, as of April 18, 1995, the Corporation. JHU, GI, and *** entered into a Stock Restriction Agreement (the "1995 Stock Restriction Agreement") and a Right of First Refusal Agreement (the "1995 Right of First Refusal Agreement"). both of which provided for, among other matters, the Corporation or JHU and GI to have the right to purchase a portion of Dr. Lee's shares in certain circumstances:

            WHEREAS, in 1997. *** transferred 80,000 shares of his stock to the Trust, which Trust agreed to be bound by the 1995 Voting Agreement, the 1995 Stock Restriction Agreement, and the 1995 Right of First Refusal Agreement:

            WHEREAS, on January _________, 1999, in connection with the Corporation's sale of certain human and diagnostic rights in certain Growth and Differentiation Factors, the Corporation has purchased and redeemed from GI Three Million Six Hundred Thousand (3,600,000) shares of the Corporation's Convertible Preferred Stock, leaving GI with Two Hundred Thousand (200,000) shares of Series A Convertible Preferred Stock and no shares of Series B Convertible Preferred Stock:

            WHEREAS. as a result of such redemption. and as a condition thereto, the Corporation. JHU, GI. *** and the Trust desire to terminate the Voting Agreement and to modify the 1995 Stock Restriction Agreement and the 1995 Right of First Refusal Agreement.

                                    AGREEMENT

NOW, THEREFORE in consideration of the Explanatory Statement, which is hereby made a substantive part of this Termination Agreement and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:





Schedule 8.6 -- Page 1 of 3

            1. TERMINATION OF VOTING AGREEMENT. Pursuant to Section 1 0 of the Voting Agreement. the 1995 Voting Agreement is hereby terminated and shall be of no further force and effect. The Corporation shall promptly give written notice of such termination to ***.

            2. WAIVER OF RIGHT TO PURCHASE STOCK UNDER 1995 STOCK RESTRICTION AGREEMENT AND 1995 RIGHT OF FIRST REFUSAL AGREEMENT. GI hereby waives any and all rights to purchase any shares under the 1995 Stock Restriction Agreement and the 1995 Right of First Refusal Agreement and for all intents and purposes the 1995 Stock Restriction Agreement and the 1995 Right of First Refusal Agreement shall be amended to the effect that GI is no longer a "Purchaser" and/or a party to such 1995 Stock Restriction Agreement or 1995 Right of First Refusal Agreement.

            3. EFFECTIVE DATE. The Effective Date for the termination of the Voting Agreement and the amendments of the 1995 Stock Restriction Agreement and the 1995 Right of First Refusal Agreement shall be the date as of which this Termination Agreement is executed and delivered.

            4. STOCK CERTIFICATES. Any stock certificates evidencing voting securities hereafter returned to the Corporation by the Stockholders shall have the legend placed upon such certificates in accordance with Section 8 of the Voting Agreement removed.

            5. GOVERNING LAW. This Termination Agreement shall be governed in accordance with the laws of the State of Delaware.

            6. COUNTERPARTS. This Termination Agreement may be executed in counterparts. each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

            7. ENTIRE AGREEMENT. This Termination Agreement constitutes the entire agreement of the parties with respect to the subject matter contained herein.

            WITNESS the hands and seals of the parties.

[SEAL]
ATTEST:                                           METAMORPHIX. INC.




William E. Carlson, Esq.                     Edwin C. Quattlebaum, Ph.D.
Secretary                                      President

                       (signatures continued on next page)



Schedule 8.6 -- Page 2 of 3

   WITNESS:                            THE JOHNS HOPKINS UNIVERSITY


------------------------------         By:                                (SEAL)
                                          --------------------------------
                                       Howard W. Califano. Esq.
                                       Director. The Johns Hopkins University
                                       Office of Technology Licensing


WITNESS/ATTEST:                        GENETICS INSTITUTE. INC.

                                       By:                                (SEAL)
---------------------------------         --------------------------------
                                       Name:
                                       Title:


WITNESS:                               SE-JIN LEE, M.D. PH.D.

---------------------------------      -----------------------------------------
                                       Se-Jin Lee. M.D., Ph.D.



WITNESS:                               ***


                                       By:
---------------------------------         --------------------------------------
                                       William E. Carlson
                                       Trustee














Schedule 8.6 -- Page 3 of 3